                                   EXHIBIT 12


                          ANNUAL REPORT TO SHAREHOLDERS

                                   EXHIBIT 12


                          ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
  TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
  HARTFORD BOND FUND, INC., HARTFORD STOCK FUND, INC., HVA MONEY MARKET
  FUND, INC., HARTFORD ADVISERS FUND, INC., HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD
  MORTGAGE SECURITIES FUND, INC., HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD DIVIDEND AND GROWTH
  FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC. AND HARTFORD SMALL COMPANY FUND, INC.:

 We have audited the accompanying statement of assets of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. (all Maryland corporations) (the Funds) as of December 31, 1996, and the related statement of operations for the year then ended (except for Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996), the statements of changes in net assets for each of the two years in the period then ended (except for Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31, 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996) and the financial highlights for each of the five years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the two years ended December 31, 1996 and the period from inception, March 8, 1994, to December 31, 1994, Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. of December 31, 1996, the results of their operations for the year then ended (except for Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996), the changes in its net assets for each of the two years in the period then ended (except for Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31, 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996) and the financial highlights for each of the five years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the two years ended December 31, 1996 and the period from inception, March 8, 1994, to December 31, 1994, Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31, 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996) in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1997                                           ARTHUR ANDERSEN LLP

--------------------------------------------------------------------------------
 HARTFORD BOND FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 37.9%
              U.S. TREASURY NOTES -- 17.1%
 $ 5,100,000    5.00% due 02/15/99..........  $   5,005,971
   6,100,000    5.00% due 01/31/98..........      6,039,000
   2,000,000    5.88% due 08/15/98..........      1,997,500
   4,700,000    5.88% due 10/31/98..........      4,694,125
   3,000,000    5.88% due 02/15/04..........      2,921,250
   1,000,000    6.00% due 08/31/97..........      1,000,938
   4,000,000    6.00% due 05/31/98..........      4,002,500
   4,000,000    6.13% due 08/31/98..........      4,011,252
     750,000    6.25% due 05/31/00..........        753,281
   3,300,000    6.25% due 07/31/98..........      3,315,470
   1,000,000    6.75% due 05/31/99..........      1,016,875
   6,000,000    6.75% due 06/30/99..........      6,105,000
   2,450,000    6.88% due 07/31/99..........      2,499,767
   8,000,000    6.88% due 08/31/99..........      8,165,000
   5,900,000    6.88% due 05/15/06..........      6,082,534
     750,000    7.00% due 07/15/06..........        779,297
   4,900,000    7.25% due 02/15/98..........      4,965,846
   4,500,000    7.50% due 10/31/99..........      4,667,346
     600,000    7.88% due 11/15/04..........        654,750
                                              -------------
                                                 68,677,702
                                              -------------
              U.S. TREASURY BONDS -- 10.7%
   5,800,000    6.50% due 11/15/26..........      5,691,250
   2,500,000    6.75% due 08/15/26..........      2,517,188
   6,000,000    6.88% due 08/15/25..........      6,114,378
   3,900,000    8.13% due 08/15/19..........      4,506,938
  17,350,000    8.75% due 05/15/17..........     21,156,156
   2,500,000    8.88% due 08/15/17..........      3,085,938
                                              -------------
                                                 43,071,848
                                              -------------
              U.S. TREASURY STRIPS -- 3.0%
   9,900,000    10.75% due 02/15/03.........     12,118,224
                                              -------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 7.1%
              Pass-Throughs
  22,211,776    6.00% due 01/25/12 -
                05/01/26....................     21,292,988
   4,574,991    6.50% due 09/01/10 -
                01/11/11....................      4,492,069
              Multifamily Dus
   2,971,991    6.48% due 12/01/05..........      2,926,639
                                              -------------
                                                 28,711,696
                                              -------------
              Total U.S. treasuries &
                Federal agencies............  $ 152,579,470
                                              -------------
                                              -------------
 CORPORATE BONDS AND NOTES -- 40.8%
              CABLE -- 4.4%
              Continental Cablevision, Inc.
   1,000,000    9.50% due 08/01/13..........  $   1,146,727
              Lenfest Communications
   1,000,000    8.38% due 11/01/05..........        966,250
              Rogers Cablesystems
   4,000,000    9.63% due 08/01/02..........      4,180,000
              Rogers Cablesystems
   1,000,000    10.00% due 12/01/07.........      1,055,000
              TCI Communications, Inc.
   5,000,000    7.88% due 02/15/26..........      4,324,975
              Tele-Communications, Inc.
   5,000,000    6.58% due 02/15/05..........      4,992,760
              Tele-Communications, Inc.
   1,000,000    8.65% due 09/15/04..........      1,023,856
                                              -------------
                                                 17,689,568
                                              -------------
              CONSUMER SERVICES -- 0.7%
              ADT Operations
   2,665,000    8.25% due 08/01/00..........      2,781,676
                                              -------------
              ENERGY & SERVICES -- 2.5%
              Tenneco, Inc.
   6,850,000    8.20% due 11/15/99..........      7,166,943

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              ENERGY & SERVICES --
              (CONTINUED)
              Union Oil Co. of California
 $ 2,500,000    9.38% due 02/15/11..........  $   2,985,320
                                              -------------
                                                 10,152,263
                                              -------------
              FINANCIAL SERVICES -- 16.4%
              Ahmanson (H.F.) & Co.
   5,500,000    6.35% due 09/01/98..........      5,517,699
              American Reinsurance
   5,000,000    7.45% due 12/15/26..........      4,979,963
              Bank of New York Co, Inc.
   3,000,000    7.63% due 07/15/02..........      3,123,855
              Capital Holding Corp.
   4,800,000    0.00% due 02/07/97..........      4,946,880
              Charles Schwab Corp.
   3,000,000    6.63% due 08/04/98..........      3,018,387
              Chase Manhattan Corp.
   3,000,000    7.75% due 11/01/99..........      3,103,386
              Ford Motor Credit Co.
   3,000,000    7.75% due 11/15/02..........      3,131,031
              General Motors Acceptance
              Corp.
   4,000,000    5.88% due 01/12/99..........      3,976,500
              Lehman Brothers Inc.
   3,000,000    10.00% due 05/15/99.........      3,217,902
              Lehman Brothers Inc.
  10,125,000    7.36% due 12/15/03..........     10,239,097
              Massachusetts Mutual Life
              Insurance Co.
  11,750,000    7.63% due 11/15/23..........     11,758,930
              Mellon Financial Co.
   4,000,000    6.30% due 06/01/00..........      3,978,708
              Phoenix Home Life
   2,750,000    6.95% due 12/01/06*.........      2,708,442
              Salomon Brothers Inc.
   2,500,000    7.00% due 01/20/98..........      2,519,213
                                              -------------
                                                 66,219,993
                                              -------------
              GAMING -- 2.0%
              Grand Casinos
   5,000,000    10.13% due 12/01/03.........      5,050,000
              Trump Atlantic
   3,000,000    11.25% due 05/01/06.........      2,970,000
                                              -------------
                                                  8,020,000
                                              -------------
              HOME BUILDING -- 0.5%
              U.S. Home Corp.
   2,000,000    7.95% due 03/01/01..........      1,952,332
                                              -------------
              INDUSTRIAL MATERIALS -- 1.0%
              Acetex Corp.
   1,000,000    9.75% due 10/01/03..........        987,500
              Borden Chemical
   1,000,000    9.50% due 05/01/05..........      1,027,500
              Newport News*
   2,000,000    8.63% due 12/01/06..........      2,045,000
                                              -------------
                                                  4,060,000
                                              -------------
              MEDIA & SERVICES -- 2.2%
              Paramount Communications
   3,000,000    8.25% due 08/01/22..........      2,814,204
              Turner Broadcasting
   5,900,000    7.40% due 02/01/04..........      5,870,600
                                              -------------
                                                  8,684,804
                                              -------------
              MINING & METALS -- 0.5%
              Freeport-McMoran, Inc.
   1,900,000    8.75% due 02/15/04..........      1,974,149
                                              -------------
              PAPER & FOREST PRODUCTS --
              1.3%
              Buckeye Cellulos
   3,000,000    9.25% due 09/15/08..........      3,090,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              PAPER & FOREST PRODUCTS --
              (CONTINUED)
              Georgia-Pacific Corp.
 $ 2,000,000    9.85% due 06/15/97..........  $   2,034,870
                                              -------------
                                                  5,124,870
                                              -------------
              REAL ESTATE -- 1.9%
              Duke Realty LP
   5,000,000    7.25% due 09/22/02..........      5,047,045
              ERP Operating LP
   2,500,000    6.25% due 12/22/97..........      2,505,088
                                              -------------
                                                  7,552,133
                                              -------------
              RETAIL -- 1.7%
              K Mart Corp.
   5,000,000    8.96% due 12/10/19..........      4,312,500
              Stop and Shop Companies, Inc.
   2,150,000    9.75% due 02/01/02..........      2,399,467
                                              -------------
                                                  6,711,967
                                              -------------
              TECHNOLOGY -- 0.4%
              Digital Equipment Corp.
   2,000,000    7.75% due 04/01/23..........      1,751,266
                                              -------------
              TRANSPORTATION -- 0.6%
              Continental Airlines
   2,500,000    9.50% due 12/15/01..........      2,534,375
                                              -------------
              UTILITIES -- 4.7%
              Bell Telephone Co. of
              Pennsylvania
   3,000,000    8.35% due 12/15/30..........      3,580,797
              Chesapeake & Potomac Telephone
              Co.
   1,500,000    8.30% due 08/01/31..........      1,683,957
              El Paso Electric Co.
   2,000,000    9.40% due 05/01/11..........      2,140,000
              El Paso Electric Co.
   1,000,000    8.90% due 02/01/06..........      1,055,000
              Long Island Lighting Co.
   1,835,000    7.63% due 04/15/98..........      1,851,632
              Niagara Mohawk First Mortgage
   2,000,000    7.75% due 05/15/06..........      1,871,632
              Public Service EI-MBIA
   7,000,000    6.75% due 01/01/16..........      6,593,769
                                              -------------
                                                 18,776,787
                                              -------------
              Total corporate bonds and
                notes.......................  $ 163,986,183
                                              -------------
                                              -------------
 FOREIGN/YANKEE BONDS AND NOTES -- 9.8%
              FOREIGN CORPORATIONS -- 4.2%
              Abbey National First
              Capital-Yankee
   7,575,000    8.20% due 10/15/04..........  $   8,136,467
              Societe Generale
   3,490,000    9.88% due 07/15/03..........      4,009,315
              Southern Investments UK PLC
   5,000,000    6.80% due 12/01/06..........      4,894,140
                                              -------------
                                                 17,039,922
                                              -------------
              FOREIGN GOVERNMENTS -- 5.6%
              Banco Nacional Com Ext
   5,000,000    7.25% due 02/02/04..........      4,467,500
              KFW International Finance Inc.
   5,000,000    7.00% due 03/01/13..........      4,994,570
              Province of Manitoba Debenture
   5,000,000    9.63% due 12/01/18..........      6,296,300
              Quebec Province
   4,000,000    9.13% due 03/01/00..........      4,314,448
              Quebec Province
   2,400,000    7.13% due 02/09/24..........      2,292,096
                                              -------------
                                                 22,364,914
                                              -------------
              Total foreign/yankee bonds and
                notes.......................  $  39,404,836
                                              -------------
                                              -------------
  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 ASSET-BACKED SECURITIES -- 3.5%
              FOREIGN GOVERNMENTS --
              (CONTINUED)
              Chemical Master Credit Card
              Trust
              Series 96-1, Class A
 $11,400,000    5.55% due 09/15/03..........  $  11,077,380
              Oakwood Mortgage Investors,
              Inc.
              Series 94-A, Class B1
   3,023,857    8.40% due 02/15/15..........      3,064,546
                                              -------------
              Total asset-backed
                securities..................  $  14,141,926
                                              -------------
                                              -------------
 SUPRANATIONAL -- 2.0%
              Interamer Development Bank
   7,400,000    8.50% due 05/01/01..........  $   7,992,881
                                              -------------
                                              -------------
 ENHANCED EQUIPMENT TRUST CERTIFICATES -- 1.9%
              Norwest Airlines Trust Series
              2
   2,472,000    11.30% due 06/21/14.........  $   3,009,257
              U.S. Air Inc. Series Class A
   4,870,190    6.76% due 04/15/08..........      4,741,665
                                              -------------
                                              $   7,750,922
                                              -------------
                                              -------------
 SHORT-TERM SECURITIES -- 7.3%
              COMMERCIAL PAPER -- 2.5%
              Houston Industries Financial
   5,000,000    6.15% due 01/02/97..........  $   4,999,146
              Houston Lighting & Power
   5,000,000    6.00% due 01/03/97..........      4,998,333
                                              -------------
                                                  9,997,479
                                              -------------
              REPURCHASE AGREEMENT -- 4.8%
  19,391,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.70% due 01/02/97;
                maturity amount $19,398,218;
                (Collateralized by
                $53,860,000 U.S. Treasury
                Note 7.5% due 02/15/05 and
                $54,303,000 U.S. Treasury
                Note 8.875% due 08/15/17)...     19,391,000
                                              -------------
              Total short-term securities...  $  29,388,479
                                              -------------
                                              -------------
DIVERSIFICATION OF ASSETS:
Total U.S. treasuries & Federal agencies
  (cost $151,466,093)........................   37.9 %  $152,579,470
Total corporate bonds and notes (cost
  $171,455,212)..............................   40.8     163,986,183
Total foreign/yankee bonds and notes (cost
  $30,232,722)...............................    9.8      39,404,836
Total asset-backed securities (cost
  $13,836,082)...............................    3.5      14,141,926
Total supranational (cost $7,899,616)........    2.0       7,992,881
Total enhanced equipment trust certificates
  (cost $7,645,763)..........................    1.9       7,750,922
Total short-term securities (cost
  $29,388,479)...............................    7.3      29,388,479
                                               ------   ------------
Total investment in securities
  (Identified cost $411,923,967).............  103.2     415,244,697
Excess of liabilities over cash and
  receivables................................   (3.2 )   (12,696,897)
                                               ------   ------------
Net assets (applicable to $1.00 per share
  based on 402,874,209 shares outstanding)...  100.0 %  $402,547,800
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  800,000,000 shares; outstanding 402,874,209
  shares.............................................   $ 40,287,421
Capital surplus......................................    367,142,717
Undistributed net investment income..................          6,188
Undistributed net realized loss on investments.......     (8,209,256)
Unrealized appreciation of investments...............      3,320,730
                                                        ------------
Net assets, applicable to shares outstanding.........   $402,547,800
                                                        ------------
                                                        ------------

* Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD STOCK FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                          VALUE
 -----------                                  ---------------
 COMMON STOCKS -- 95.0%
              AEROSPACE & DEFENSE -- 3.8%
     700,000  Boeing Co.....................  $    74,462,500
     587,000  United Technologies Corp......       38,742,000
                                              ---------------
                                                  113,204,500
                                              ---------------
              BUSINESS SERVICES -- 0.8%
     400,000  Fluor Corp....................       25,100,000
                                              ---------------
              COMMUNICATIONS EQUIPMENT --
              3.0%
    *280,000  Cisco Systems, Inc............       17,815,000
     545,000  General Motors Corp. Class
                H...........................       30,656,250
     343,529  Lucent Technologies, Inc......       15,888,216
     430,000  Motorola, Inc.................       26,391,250
                                              ---------------
                                                   90,750,716
                                              ---------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.9%
     580,000  Adaptec, Inc..................       23,200,000
     300,000  International Business
                Machines Corp...............       45,300,000
     900,000  Xerox Corp....................       47,362,500
                                              ---------------
                                                  115,862,500
                                              ---------------
              CONSUMER DURABLES -- 0.7%
     400,000  Goodyear Tire & Rubber Co.....       20,550,000
                                              ---------------
              CONSUMER NON-DURABLES -- 4.9%
     250,000  Colgate Palmolive Co..........       23,062,500
     205,000  Gillette Co...................       15,938,750
     310,000  Kimberly-Clark Corp...........       29,527,500
     300,000  NIKE, Inc. Class B............       17,925,000
     550,000  Proctor & Gamble Co...........       59,125,000
                                              ---------------
                                                  145,578,750
                                              ---------------
              CONSUMER SERVICES -- 3.5%
     374,548  Autotote (Unregistered
                Shares).....................          323,048
      80,000  Circus Circus Enterprises.....        2,750,000
     160,000  Hasbro, Inc...................        6,220,000
   1,560,000  McDonalds Corp................       70,590,000
   1,207,600  Mirage Resorts................       26,114,350
                                              ---------------
                                                  105,997,398
                                              ---------------
              ELECTRONICS -- 5.3%
   1,225,000  General Electric Co...........      121,121,875
     285,000  Intel Corp....................       37,317,188
                                              ---------------
                                                  158,439,063
                                              ---------------
              ENERGY & SERVICES -- 10.3%
     530,000  Amoco Corp....................       42,665,000
     500,000  Chevron Corp..................       32,500,000
     640,000  Exxon Corp....................       62,720,000
     400,000  Repsol S.A. ADR...............       15,250,000
     370,000  Royal Dutch Petroleum Co......       63,177,500
     410,000  Schlumberger Ltd..............       40,948,750
     379,783  Total S.A. ADR................       15,286,266
     578,778  Union Pacific Resources Group,
                Inc.........................       16,929,257
     440,000  Unocal Corp...................       17,875,000
                                              ---------------
                                                  307,351,773
                                              ---------------
              FINANCIAL SERVICES -- 15.5%
     255,000  Ace Ltd.......................       15,331,875
     790,000  Allstate Corp.................       45,721,250
     890,000  American Express Co...........       50,285,000
     300,000  American International Group,
                Inc.........................       32,475,000

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
              FINANCIAL SERVICES --
              (CONTINUED)
    *350,000  Associates First Capital Co.
                Class A.....................  $    15,443,750
     171,200  Bank of Boston Corp...........       10,999,600
     670,000  Citicorp......................       69,010,000
     185,000  First Bank System, Inc........       12,626,250
     310,000  Marsh & McLennan Co...........       32,240,000
     570,000  Merrill Lynch & Co., Inc......       46,455,000
     380,000  NationsBank Corp..............       37,145,000
     500,000  State Street Boston Corp......       32,250,000
   1,420,000  Travelers Group, Inc. (The)...       64,432,500
                                              ---------------
                                                  464,415,225
                                              ---------------
              FOOD, BEVERAGE & TOBACCO --
              1.8%
     260,000  Kellogg Co....................       17,062,500
     950,000  Sara Lee Corp.................       35,387,500
                                              ---------------
                                                   52,450,000
                                              ---------------
              FOREIGN STOCKS - JAPAN -- 1.2%
     315,000  Eisai Co. Ltd.................        6,187,645
     250,000  Fuji Bank Ltd.................        3,640,045
     300,000  Matsushita Electric Industrial
                Co..........................        4,884,983
     300,000  Nomura Securities Co. Ltd.....        4,497,286
     260,000  Sankyo Co. Ltd................        7,347,290
     250,000  Sanwa Bank Ltd................        3,403,119
     300,000  Takeda Chemical Industries
                Ltd.........................        6,280,692
                                              ---------------
                                                   36,241,060
                                              ---------------
              HEALTH CARE -- 14.0%
     820,000  Abbott Laboratories...........       41,615,000
     750,000  American Home Products
                Corp........................       43,968,750
     310,000  Bristol-Myers Squibb Co.......       33,712,500
     525,000  Columbia/HCA Healthcare
                Corp........................       21,393,750
     835,000  Johnson & Johnson.............       41,541,250
     660,000  Merck & Co., Inc..............       52,305,000
     450,000  Pfizer, Inc...................       37,293,750
     605,000  Pharmacia & Upjohn, Inc.......       23,973,125
     460,000  Rhone-Poulenc S.A. ADR........       15,582,500
     590,000  SmithKline Beecham PLC ADR....       40,120,000
    *630,000  Tenet Healthcare Corp.........       13,781,250
     471,400  Vencor, Inc...................       14,908,025
     500,000  Warner-Lambert Co.............       37,500,000
                                              ---------------
                                                  417,694,900
                                              ---------------
              INDUSTRIAL MATERIALS -- 5.7%
     185,000  Aluminum Company of America...       11,793,750
     600,000  Crown Cork & Seal, Inc........       32,625,000
     530,000  Dow Chemical Co...............       41,538,750
     290,000  du Pont (ei) de Nemours &
                Co..........................       27,368,750
     335,000  International Paper Co........       13,525,625
     645,000  Phelps Dodge Corp.............       43,537,500
                                              ---------------
                                                  170,389,375
                                              ---------------
              MANUFACTURING -- 2.2%
     426,000  Caterpillar, Inc..............       32,056,500
     255,000  Ingersoll-Rand Co.............       11,347,500
     280,000  Minnesota Mining &
                Manufacturing Co............       23,205,000
                                              ---------------
                                                   66,609,000
                                              ---------------
              MEDIA & SERVICES -- 4.0%
     810,000  Gannett Co., Inc..............       60,648,750
     764,437  Gaylord Entertainment Class
                A...........................       17,486,496
  *1,225,000  Viacom, Inc. Class B..........       42,721,875
                                              ---------------
                                                  120,857,121
                                              ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
 COMMON STOCKS -- (CONTINUED)
              RETAIL -- 5.6%
     450,000  CVS Corp......................  $    18,618,750
     585,000  Home Depot, Inc. (The)........       29,323,125
     300,000  Saks Holding, Inc.............        8,100,000
     660,000  Sears, Roebuck & Co...........       30,442,500
    *650,000  Toys "R" Us, Inc..............       19,500,000
   2,720,000  Wal-Mart Stores, Inc..........       62,220,000
                                              ---------------
                                                  168,204,375
                                              ---------------
              SOFTWARE & SERVICES -- 5.1%
     250,000  Automatic Data Processing
                Inc.........................       10,718,750
    *315,000  Computer Sciences Corp........       25,869,375
    *825,000  Electronic Data Systems
                Corp........................       35,681,250
     840,000  First Data Corp...............       30,660,000
    *450,000  Microsoft Corp................       37,181,250
    *300,000  Oracle Systems Corp...........       12,525,000
                                              ---------------
                                                  152,635,625
                                              ---------------
              TRANSPORTATION -- 2.0%
   1,300,000  Southwest Airlines Co.........       28,762,500
     300,000  Toyota Motor Corp.............        8,606,875
     400,000  Union Pacific Corp............       24,050,000
                                              ---------------
                                                   61,419,375
                                              ---------------
              UTILITIES -- 1.7%
     900,000  SBC Communications, Inc.......       46,575,000
      80,000  Texas Utilities Co............        3,260,000
                                              ---------------
                                                   49,835,000
                                              ---------------
              Total common stocks...........  $ 2,843,585,756
                                              ---------------
                                              ---------------
  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
 -----------                                  ---------------
 SHORT-TERM SECURITIES -- 4.9%

              REPURCHASE AGREEMENT
 $88,781,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $88,814,388
                (Collateralized by
                $218,2121,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................  $    88,781,000
  56,753,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $56,774,282;
                (Collaterlized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....       56,753,000
                                              ---------------
              Total short-term securities...  $   145,534,000
                                              ---------------
                                              ---------------

 DIVERSIFICATION OF ASSETS:
 Total common stocks (cost $2,174,279,133)....   95.0 %  $2,843,585,756
 Total short-term securities (cost
   $145,534,000)..............................    4.9       145,534,000
                                                ------   --------------
 Total investment in securities
   (Identified cost $2,319,813,134)...........   99.9     2,989,119,756
 Excess of cash and receivables over
   liabilities................................    0.1         5,088,835
                                                ------   --------------
 Net assets (applicable to $4.14271 per share
   based on 722,765,582 shares outstanding)...  100.0%   $2,994,208,591
                                                ------   --------------
                                                ------   --------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   2,000,000,000 shares; outstanding 722,765,582
   shares.............................................   $   72,276,558
 Capital surplus......................................    2,090,786,868
 Undistributed net investment income..................          197,231
 Undistributed net realized gain on investments.......      161,641,312
 Unrealized appreciation of investments...............      669,306,622
                                                         --------------
 Net assets, applicable to shares outstanding.........   $2,994,208,591
                                                         --------------
                                                         --------------

 * Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HVA MONEY MARKET FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                     AMORTIZED
  PRINCIPAL                                           COST AND
   AMOUNT                                              VALUE
 -----------                                       --------------
 SHORT-TERM SECURITIES -- 86.7%
              COMMERCIAL PAPER -- 73.6%
              A T & T Corp.
 $10,000,000    5.35% due 03/03/97...............  $    9,909,347
              Abbey National North America
  10,000,000    5.32% due 03/11/97...............       9,898,033
              American Home Products Corp.
  10,000,000    5.35% due 02/11/97...............       9,939,069
              American Home Products Corp.
   5,000,000    5.36% due 02/11/97...............       4,969,478
              Aristar Inc.
   5,000,000    5.37% due 02/19/97...............       4,963,454
              Bankers Trust Corp.
  10,000,000    5.29% due 05/30/97...............       9,781,053
              Bankers Trust Corp.
   5,000,000    5.34% due 06/04/97...............       4,885,783
              BFCE U.S. Finance Corp.
  10,000,000    5.36% due 01/07/97...............       9,991,067
              Bradford & Bingley Building Society
  10,000,000    5.32% due 04/14/97...............       9,847,789
              Countrywide Home Loan
   5,000,000    5.44% due 01/13/97...............       4,990,933
              Countrywide Home Loan
  10,000,000    5.35% due 01/08/97...............       9,989,597
              Daimler Benz N.A. Corp.
   5,000,000    5.62% due 02/19/97...............       4,961,753
              Daimler Benz N.A. Corp.
  10,000,000    5.62% due 02/19/97...............       9,923,506
              Dean Witter, Discover Co.
  10,000,000    5.38% due 01/02/97...............       9,998,506
              Eksportfinans A/S
   4,000,000    5.31% due 02/10/97...............       3,976,400
              Electronic Data Systems Corp.
   5,000,000    5.30% due 02/20/97...............       4,963,194
              Electronic Data Systems Corp.
  10,000,000    5.43% due 03/21/97...............       9,880,842
              Finova Capital Corp.
  10,000,000    5.39% due 01/29/97...............       9,958,078
              General Electric Capital Corp.
   5,000,000    5.61% due 02/03/97...............       4,974,288
              General Electric Capital Corp.
   5,000,000    5.55% due 01/15/97...............       4,989,208
              General Motors Acceptance Corp.
   5,000,000    5.62% due 01/21/97...............       4,984,389
              Goldman Sachs Group LP
  10,000,000    5.31% due 03/03/97...............       9,910,025
              Johnson Controls, Inc.
   5,000,000    5.39% due 01/24/97...............       4,982,782
              Johnson Controls, Inc.
  10,246,000    5.37% due 01/23/97...............      10,212,376
              Merrill Lynch & Co., Inc.
   5,000,000    5.33% due 03/10/97...............       4,949,661
              Merrill Lynch & Co., Inc.
  10,000,000    5.32% due 01/21/97...............       9,970,444
              Monsanto Co.
  10,100,000    5.31% due 01/10/97...............      10,086,592
              National Fuel Gas Co.
   9,700,000    5.38% due 01/06/97...............       9,692,752
              National Fuel Gas Co.
   5,000,000    5.35% due 02/12/97...............       4,968,792
              Nationwide Building Society
   5,000,000    5.63% due 02/27/97...............       4,955,429
              Nationwide Building Society
  10,000,000    5.36% due 01/24/97...............       9,965,756

                                                     AMORTIZED
  PRINCIPAL                                           COST AND
   AMOUNT                                              VALUE
 -----------                                       --------------
              COMMERCIAL PAPER -- (CONTINUED)
              Nordbanken North America
 $ 5,000,000    5.40% due 03/07/97...............  $    4,951,250
              Nordbanken North America
   5,000,000    5.36% due 05/12/97...............       4,902,478
              Nordbanken North America
   7,402,000    5.38% due 02/28/97...............       7,337,841
              NYNEX Corp.
  14,200,000    5.43% due 03/18/97...............      14,037,221
              Pacific Dunlop Asia Ltd.
   5,000,000    5.36% due 05/06/97...............       4,906,944
              Pacific Dunlop Asia Ltd.
   5,000,000    5.38% due 02/04/97...............       4,974,594
              Pacific Dunlop Ltd.
   5,000,000    5.48% due 02/28/97...............       4,955,856
              PHH Corp.
  10,000,000    5.38% due 01/13/97...............       9,982,067
              Rubbermaid Inc.
  10,000,000    5.34% due 04/01/97...............       9,866,500
              Sanwa Business Credit Corp.
   5,000,000    5.40% due 01/15/97...............       4,989,500
              Sanwa Business Credit Corp.
  10,000,000    5.52% due 01/15/97...............       9,978,533
              Sears Roebuck Acceptance Corp.
  10,000,000    5.32% due 03/19/97...............       9,886,211
              Sharp Electronics Corp.
  10,000,000    5.41% due 03/14/97...............       9,891,800
              Sharp Electronics Corp.
   5,000,000    5.30% due 02/14/97...............       4,967,611
              Sumitomo Bank, Ltd., NY Branch
   5,000,000    5.58% due 01/30/97...............       4,977,545
              Sumitomo Bank, Ltd., NY Branch
  10,000,000    5.47% due 02/24/97...............       9,917,950
              Svenska Handelsbanken Inc.
  15,000,000    5.42% due 03/24/97...............      14,814,817
              Tambrands, Inc.
   6,000,000    5.45% due 04/23/97...............       5,898,267
              Tambrands, Inc.
   9,000,000    5.34% due 04/29/97...............       8,842,470
              Transamerica Finance Group, Inc.
   7,000,000    5.41% due 01/30/97...............       6,969,494
              Westpac Capital Corp.
   5,000,000    5.38% due 02/07/97...............       4,972,353
                                                   --------------
              Total commercial paper.............     399,491,678
                                                   --------------
              U.S. GOVERNMENT & AGENCY
              OBLIGATIONS -- 1.9%
              U.S. Treasury Notes
  10,000,000    6.88% due 02/28/97...............      10,023,588
                                                   --------------
              REPURCHASE AGREEMENT -- 11.2%
  60,871,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street Bank
                6.70% due 01/02/97; maturity
                amount $60,893,658; (Collaterized
                by $53,860,000 U.S. Treasury Note
                7.5% due 02/15/05 and $54,303,000
                U.S. Treasury Note 8.875% due
                08/15/17)........................      60,871,000
                                                   --------------
              Total short-term securities........  $  470,386,266
                                                   --------------
                                                   --------------
 CORPORATE NOTES -- 11.9%
              American Honda Finance Corp.
   5,000,000    5.53% due 08/15/97...............       5,000,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     AMORTIZED
  PRINCIPAL                                           COST AND
   AMOUNT                                              VALUE
 -----------                                       --------------
 CORPORATE NOTES -- (CONTINUED)
              American Honda Corp.**
 $10,000,000    5.53% due 02/07/97...............  $    9,999,464
              Aristar, Inc.
  10,000,000    7.38% due 02/15/97...............      10,016,764
              Bear Stearns Companies, Inc.
   5,000,000    5.81% due 04/08/97...............       5,002,345
              Chrysler Financial Corp.
   4,000,000    5.86% due 07/31/97...............       4,004,078
              Commercial Credit Group, Inc.
   5,000,000    6.75% due 01/15/97...............       5,002,028
              General Motors Acceptance Corp.
   5,200,000    5.72% due 04/11/97...............       5,202,877
              General Motors Acceptance Corp.
   5,000,000    7.88% due 02/28/97...............       5,020,290
              Greyhound Financial Corp.
   5,000,000    8.25% due 03/11/97...............       5,020,333
              Wells Fargo
  10,200,000    5.59% due 09/05/97...............      10,205,359
                                                   --------------
              Total corporate notes..............  $   64,473,538
                                                   --------------
                                                   --------------

                                                           AMORTIZED
                                                            COST AND
                                                             VALUE
                                                         --------------
 DIVERSIFICATION OF ASSETS:
 Total short-term securities (cost
   $470,386,266)..............................   86.7%   $  470,386,266
 Total corporate notes (cost $64,473,538).....   11.9        64,473,538
                                                ------   --------------
 Total investment in securities
   (Identified cost $534,859,804)*............   98.6%      534,859,804
 Excess of cash and receivables over
   liabilities................................    1.4         7,725,772
                                                ------   --------------
 Net assets (applicable to $1.00 per share
   based on 542,585,576 shares outstanding)...  100.0%   $  542,585,576
                                                ------   --------------
                                                ------   --------------
 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   800,000,000 shares; outstanding 542,585,576
   shares.............................................   $   54,258,558
 Capital surplus......................................      488,327,018
                                                         --------------
 Net assets, applicable to shares outstanding.........   $  542,585,576
                                                         --------------
                                                         --------------

 * Aggregate cost for Federal income tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                          VALUE
 -----------                                  ---------------
 COMMON STOCKS -- 65.8%
              AEROSPACE & DEFENSE -- 2.6%
     940,000  Boeing Co.....................  $    99,992,500
     833,000  United Technologies Corp......       54,978,000
                                              ---------------
                                                  154,970,500
                                              ---------------
              BUSINESS SERVICES -- 0.6%
     570,000  Fluor Corp....................       35,767,500
                                              ---------------
              COMMUNICATIONS EQUIPMENT --
              2.0%
    *350,000  Cisco Systems, Inc............       22,268,750
     730,000  General Motors Class H........       41,062,500
     487,746  Lucent Technologies Corp......       22,558,253
     550,000  Motorola, Inc.................       33,756,250
                                              ---------------
                                                  119,645,753
                                              ---------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 2.7%
     810,000  Adaptec, Inc..................       32,400,000
     400,000  International Business
                Machines Corp...............       60,400,000
   1,260,000  Xerox Corp....................       66,307,500
                                              ---------------
                                                  159,107,500
                                              ---------------
              CONSUMER DURABLES -- 0.5%
     550,000  Goodyear Tire & Rubber Co.....       28,256,250
                                              ---------------
              CONSUMER NON-DURABLES -- 3.2%
     350,000  Colgate Palmolive Co..........       32,287,500
     250,000  Gillette Co...................       19,437,500
     420,000  Kimberly-Clark Corp...........       40,005,000
     350,000  NIKE, Inc. Class B............       20,912,500
     700,000  Proctor & Gamble Co...........       75,250,000
                                              ---------------
                                                  187,892,500
                                              ---------------
              CONSUMER SERVICES -- 2.5%
     561,821  Autotote Unregistered
                Shares......................          484,571
     120,000  Circus Circus Enterprises.....        4,125,000
     240,000  Hasbro, Inc...................        9,330,000
   2,110,000  McDonalds Corp................       95,477,500
  *1,641,600  Mirage Resorts................       35,499,600
                                              ---------------
                                                  144,916,671
                                              ---------------
              ELECTRONICS -- 3.8%
   1,665,000  General Electric Corp.........      164,626,875
     450,000  Intel Corp....................       58,921,875
                                              ---------------
                                                  223,548,750
                                              ---------------
              ENERGY & SERVICES -- 7.1%
     750,000  Amoco Corp....................       60,375,000
     700,000  Chevron Corp..................       45,500,000
     885,000  Exxon Corp....................       86,730,000
     530,000  Repsol SA ADR.................       20,206,250
     480,000  Royal Dutch Petroleum Co......       81,960,000
     570,000  Schlumberger Ltd..............       56,928,750
     500,000  Total S.A. ADR................       20,125,000
     830,000  Union Pacific Resources Group,
                Inc.........................       24,277,500
     570,000  Unocal Corp...................       23,156,250
                                              ---------------
                                                  419,258,750
                                              ---------------
              FINANCIAL SERVICES -- 10.7%
     370,000  Ace Ltd.......................       22,246,250
   1,080,000  Allstate Corp.................       62,505,000
   1,230,000  American Express Co...........       69,495,000

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
              FINANCIAL SERVICES --
              (CONTINUED)

     415,000  American International Group,
                Inc.........................  $    44,923,750
    *460,000  Associates First Capital Corp.
                Class A.....................       20,297,500
     251,300  Bank of Boston Corp...........       16,146,025
     850,000  Citicorp......................       87,550,000
     265,000  First Bank System, Inc........       18,086,250
     400,000  Marsh & McLennan Co...........       41,600,000
     800,000  Merrill Lynch & Co., Inc......       65,200,000
     550,000  NationsBank Corp..............       53,762,500
     600,000  State Street Boston Corp......       38,700,000
   1,900,000  Travelers Group, Inc. (The)...       86,212,500
                                              ---------------
                                                  626,724,775
                                              ---------------
              FOOD, BEVERAGE & TOBACCO --
              1.1%
     240,000  Kellogg Co....................       15,750,000
   1,300,000  Sara Lee Corp.................       48,425,000
                                              ---------------
                                                   64,175,000
                                              ---------------
              FOREIGN STOCKS - JAPAN -- 1.1%
     472,000  Eisai Co. Ltd.................        9,271,646
     375,000  Fuji Bank Ltd.................        5,460,067
     450,000  Matsushita Electric Industrial
                Co..........................        7,327,474
     450,000  Nomura Securities Co. Ltd.....        6,745,929
     400,000  Sankyo Co. Ltd................       11,303,523
     375,000  Sanwa Bank Ltd................        5,104,678
     370,000  Takeda Chemical Industries
                Ltd.........................        7,746,187
     450,000  Toyota Motor Corp.............       12,910,312
                                              ---------------
                                                   65,869,816
                                              ---------------
              HEALTH CARE -- 9.6%
   1,110,000  Abbott Laboratories...........       56,332,500
   1,015,000  American Home Products
                Corp........................       59,504,375
     430,000  Bristol-Myers Squibb Co.......       46,762,500
     745,000  Columbia/HCA Healthcare
                Corp........................       30,358,750
   1,150,000  Johnson & Johnson.............       57,212,500
     865,000  Merck & Co., Inc..............       68,551,250
     600,000  Pfizer, Inc...................       49,725,000
     725,000  Pharmacia & Upjohn, Inc.......       28,728,125
     650,000  Rhone-Poulenc S.A. ADR........       22,018,750
     800,000  SmithKline Beecham PLC ADR....       54,400,000
    *870,000  Tenet Healthcare Corp.........       19,031,250
     672,200  Vencor, Inc...................       21,258,325
     700,000  Warner-Lambert Co.............       52,500,000
                                              ---------------
                                                  566,383,325
                                              ---------------
              INDUSTRIAL MATERIALS -- 4.0%
     245,000  Aluminum Company of America...       15,618,750
     800,000  Crown Cork & Seal, Inc........       43,500,000
     765,000  Dow Chemical Co...............       59,956,875
     450,000  du Pont (ei) de Nemours &
                Co..........................       42,468,750
     400,000  International Paper Co........       16,150,000
     800,000  Phelps Dodge Corp.............       54,000,000
                                              ---------------
                                                  231,694,375
                                              ---------------
              MANUFACTURING -- 1.6%
     550,000  Caterpillar, Inc..............       41,387,500
     400,000  Ingersoll-Rand Co.............       17,800,000
     420,000  Minnesota Mining &
                Manufacturing Co............       34,807,500
                                              ---------------
                                                   93,995,000
                                              ---------------
              MEDIA & SERVICES -- 2.7%
   1,070,000  Gannett Co., Inc..............       80,116,250
   1,111,088  Gaylord Entertainment Co.
                Class A.....................       25,416,127

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
 COMMON STOCKS -- (CONTINUED)
              MEDIA & SERVICES --
              (CONTINUED)
  *1,600,000  Viacom, Inc. Class B..........  $    55,800,000
                                              ---------------
                                                  161,332,377
                                              ---------------
              RETAIL -- 4.0%
     630,000  CVS Corp......................       26,066,250
     815,000  Home Depot, Inc. (The)........       40,851,875
     400,000  Saks Holding Inc..............       10,800,000
     915,000  Sears, Roebuck & Co...........       42,204,375
    *900,000  Toys "R" Us, Inc..............       27,000,000
   3,710,000  Wal-Mart Stores, Inc..........       84,866,250
                                              ---------------
                                                  231,788,750
                                              ---------------
              SOFTWARE & SERVICES -- 3.6%
     250,000  Automatic Data Processing,
                Inc.........................       10,718,750
    *510,000  Computer Sciences Corp........       41,883,750
  *1,175,000  Electronic Data Systems
                Corp........................       50,818,750
   1,200,000  First Data Corp...............       43,800,000
    *590,000  Microsoft Corp................       48,748,750
    *425,000  Oracle Systems Corp...........       17,743,750
                                              ---------------
                                                  213,713,750
                                              ---------------
              TRANSPORTATION -- 1.2%
   1,700,000  Southwest Airlines Co.........       37,612,500
     580,000  Union Pacific Corp............       34,872,500
                                              ---------------
                                                   72,485,000
                                              ---------------
              UTILITIES -- 1.2%
   1,250,000  SBC Communications, Inc.......       64,687,500
     120,000  Texas Utilities Co............        4,890,000
                                              ---------------
                                                   69,577,500
                                              ---------------
              Total common stocks...........  $ 3,871,103,842
                                              ---------------
                                              ---------------

  PRINCIPAL
   AMOUNT
 -----------
 U.S. TREASURIES & FEDERAL AGENCIES -- 24.0%
              U.S. TREASURY BONDS -- 3.9%
 $214,000,000   7.25% due 05/15/16..........      225,970,732
                                              ---------------
              U.S. TREASURY NOTES -- 16.2%
 100,000,000    5.75% due 08/15/03..........       97,000,000
 100,000,000    5.88% due 10/31/98..........       99,875,000
 200,000,000    6.25% due 05/31/00..........      200,875,000
 100,000,000    6.50% due 08/15/05..........      100,687,500
  75,000,000    6.50% due 10/15/06..........       75,421,875
 175,000,000    7.50% due 11/15/01..........      184,242,275
  75,000,000    7.50% due 02/15/05..........       80,226,600
 110,000,000    7.75% due 12/31/99..........      115,018,750
                                              ---------------
                                                  953,347,000
                                              ---------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 1.9%
 114,696,688    6.50% due
                06/15/23-03/15/26...........      109,762,699
   4,191,434    9.00% due
                06/20/16-07/20/16...........        4,441,578
                                              ---------------
                                                  114,204,277
                                              ---------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 2.0%
 123,765,015    6.50% due
                08/01/25-05/01/26...........      118,330,930
                                              ---------------
              Total U.S. treasuries &
                Federal agencies............  $ 1,411,852,939
                                              ---------------
                                              ---------------
  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
 -----------                                  ---------------
 CORPORATE BONDS AND NOTES -- 6.0%
              COMPUTERS & OFFICE
              EQUIPMENT -- 0.2%
              Honeywell Inc.
 $13,135,000    6.60% due 04/15/01..........  $    13,145,272
                                              ---------------
              ENERGY & SERVICES -- 0.3%
              Husky Oil Ltd.
  15,000,000    6.88% due 11/15/03..........       14,913,510
                                              ---------------
              FINANCIAL SERVICES -- 3.9%
              Associates Corp. N.A.
  15,000,000    6.50% due 10/15/02..........       14,872,110
              Bank of Boston Corp.
  10,000,000    6.63% due 02/01/04..........        9,785,450
              Banponce Corp.
   4,825,000    6.75% due 12/15/05..........       14,064,566
              Bayerische Landesbank NY
  15,000,000    5.63% due 02/26/01..........       14,574,375
              Belgium Credit National
  20,000,000    7.00% due 11/14/05..........       19,400,000
              Browning-Ferris Industries
  15,000,000    6.10% due 01/15/03..........       14,487,165
              Chase Manhattan Corp.
  10,000,000    8.50% due 02/15/02..........       10,738,300
              CIT Group Holdings
  20,000,000    6.75% due 05/14/01..........       20,221,740
              Fairfax Financial Holdings
  10,000,000    7.75% due 12/15/03..........       10,248,640
              First Interstate Bank
  12,000,000    9.00% due 11/15/04..........       12,775,056
              Ford Motor Credit Co.
  10,000,000    5.63% due 12/15/98..........        9,889,980
              General Motors Acceptance
              Corp.
  15,000,000    5.63% due 02/01/99..........       14,816,310
              Great Western Financial
  10,000,000    8.63% due 12/01/98..........       10,353,710
              Home Savings America
  15,000,000    6.00% due 11/01/00..........       14,656,530
              London Insurance Group
  20,500,000    6.88% due 09/15/05..........       20,131,246
              Travelers Group, Inc. (The)
  10,000,000    6.25% due 12/01/05..........        9,434,130
              Travelers/Aetna P&C
  10,000,000    6.75% due 04/15/01..........       10,044,290
                                              ---------------
                                                  230,493,598
                                              ---------------
              HEALTH CARE -- 0.2%
              Zeneca Group PLC
  10,000,000    6.30% due 06/15/03..........        9,743,750
                                              ---------------
              INDUSTRIAL MATERIALS -- 0.3%
              Phillips Electronics
  15,000,000    7.20% due 06/01/26..........       15,182,130
              Postal Square LP
   4,523,092    8.95% due 06/15/22..........        5,337,294
                                              ---------------
                                                   20,519,424
                                              ---------------
              MEDIA & SERVICES -- 0.5%
              360 Communications Co.
  15,000,000    7.13% due 03/01/03..........       14,829,510
              Tele-Communications, Inc.
  15,000,000    7.25% due 08/01/05..........       14,081,250
                                              ---------------
                                                   28,910,760
                                              ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
 -----------                                  ---------------
 CORPORATE BONDS AND NOTES -- 6.0%
              UTILITIES -- 0.6%
              Hydro Quebec
 $15,000,000    7.38% due 02/01/03..........  $    15,453,300
              Pacific Gas & Electric
  11,000,000    7.88% due 03/01/02..........       11,489,764
              Southern California Gas Co.
  10,000,000    5.75% due 11/15/03..........        9,380,200
                                              ---------------
                                                   36,323,264
                                              ---------------
              Total corporate bonds and
                notes.......................  $   354,049,578
                                              ---------------
                                              ---------------
 FOREIGN GOVERNMENT BONDS -- 0.5%
              City Of Naples Italy
  20,000,000    7.52% due 07/15/06..........       20,422,200
              Thailand Kingdom
  10,000,000    5.88% due 09/30/00..........        9,744,610
                                              ---------------
              Total foreign governments.....  $    30,166,810
                                              ---------------
                                              ---------------
 MUNICIPAL BONDS -- 0.4%
              FINANCIAL SERVICES -- 0.4%
              Mount Sinai School of Medicine
              NY
  20,000,000    6.00% due 07/01/03..........  $    19,343,300
                                              ---------------
                                              ---------------
 SHORT-TERM SECURITES -- 2.8%
              REPURCHASE AGREEMENTS
 $59,656,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $59,678,435;
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................       59,656,000
 102,480,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $102,518,430;
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....      102,480,000
                                              ---------------
              Total short-term securites....  $   162,136,000
                                              ---------------
                                              ---------------

                                                             MARKET
                                                              VAULE
                                                         ---------------
 DIVERSIFICATION OF ASSETS:
 Total common stocks (cost $2,927,719,303)....   65.8%   $ 3,871,103,842
 Total U.S. treasuries & Federal agencies
   (cost $1,389,227,676)......................   24.0      1,411,852,939
 Total corporate bonds and notes (cost
   $354,684,170)..............................    6.0        354,049,578
 Total foreign government bonds (cost
   $30,000,000)...............................    0.5         30,166,810
 Total municipal bonds (cost $19,576,238).....    0.4         19,343,300
 Total short-term securities (cost
   $162,136,000)..............................    2.8        162,136,000
                                                ------   ---------------
 Total investment in securities
   (Identified cost $4,883,343,387)...........   99.5      5,848,652,469
 Excess of cash and receivables over
   liabilities................................    0.5         30,876,699
                                                ------   ---------------
 Net assets (applicable to $2.16953 per share
   based on 2,710,050,229 shares
   outstanding)...............................  100.0%   $ 5,879,529,168
                                                ------   ---------------
                                                ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $.10 per share; authorized
   4,000,000,000 shares; outstanding 2,710,050,229
   shares.............................................   $   271,005,023
 Capital surplus......................................     4,374,578,836
 Undistributed net investment income..................           527,117
 Undistributed net realized gain on investments.......       268,109,110
 Unrealized appreciation of investments...............       965,309,082
                                                         ---------------
 Net assets, applicable to shares outstanding.........   $ 5,879,529,168
                                                         ---------------
                                                         ---------------

 * Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                               AMORTIZED
 PRINCIPAL                                     COST AND
  AMOUNT                                         VALUE
-----------                                  -------------
U.S. TREASURIES & FEDERAL AGENCIES -- 83.3%
             Federal Farm Credit Bank
$   750,000    5.22% due 02/11/97..........  $     745,541
    850,000    5.23% due 03/10/97..........        841,603
    470,000    5.28% due 01/16/97..........        468,966
    970,000    5.55% due 01/03/97..........        969,701
                                             -------------
                                                 3,025,811
                                             -------------
             Federal Home Loan Bank
    500,000    5.21% due 01/16/97..........        498,915
    500,000    5.21% due 02/13/97..........        496,888
    565,000    5.22% due 02/18/97..........        561,068
  1,000,000    5.31% due 03/10/97..........        989,970
    500,000    5.44% due 01/24/97..........        498,262
                                             -------------
                                                 3,045,103
                                             -------------
             Federal Home Loan Mortgage
               Corp.
    435,000    5.22% due 01/27/97..........        433,360
    500,000    5.22% due 02/11/97..........        497,028
    500,000    5.22% due 03/17/97..........        494,563
                                             -------------
                                                 1,424,951
                                             -------------
             Federal National Mortgage
               Association
    495,000    5.22% due 02/04/97..........        492,560
    500,000    5.22% due 04/03/97..........        493,330
    795,000    5.23% due 01/22/97..........        792,577
    500,000    5.24% due 03/13/97..........        494,833
                                             -------------
                                                 2,273,300
                                             -------------
             Total U.S. treasuries &
               Federal agencies............  $   9,769,165
                                             -------------
                                             -------------

                                               AMORTIZED
 PRINCIPAL                                     COST AND
  AMOUNT                                         VALUE
-----------                                  -------------

REPURCHASE AGREEMENT -- 16.8%
$ 1,970,000  Interest in $108,163,000 joint
               repurchase agreement dated
               12/31/96 with State Street
               Bank 6.70% due 01/02/97;
               maturity amount $1,970,733;
               (Collateralized by
               $53,860,000 U.S. Treasury
               Note 7.5% due 02/15/05 and
               $54,303,000 U.S. Treasury
               Note 8.875% due 08/15/17)...  $   1,970,000
                                             -------------
             Total short-term securities...  $  11,739,165
                                             -------------
                                             -------------

DIVERSIFICATION OF ASSETS:
Total investment in securities
  (Identified cost $11,739,165)*.............  100.1%   $ 11,739,165
Excess of liabilities over cash and
  receivables................................   (0.1)         (9,023)
                                               ------   ------------
Net assets (Applicable to $1.00 per share
  based on 11,730,142 shares outstanding)....  100.0%   $ 11,730,142
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  100,000,000 shares; outstanding 11,730,142
  shares.............................................   $  1,173,014
Capital surplus......................................     10,557,128
                                                        ------------
Net assets, applicable to shares outstanding.........   $ 11,730,142
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Capital Appreciation Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- 89.2
              AEROSPACE & DEFENSE -- 4.7%
     341,100  Boeing Co.....................  $   36,284,513
   1,012,900  Loral Space &
                Communications..............      18,612,038
     380,200  Northrop Grumman Corp.........      31,461,550
     357,000  Oregon Matallurgical Corp.....      11,513,250
     971,500  Precision Castparts Corp......      48,210,688
     138,628  SPS Technologies, Inc.........       8,906,849
     129,900  Wyman-Gordon Co...............       2,890,275
                                              --------------
                                                 157,879,163
                                              --------------
              BUSINESS SERVICES -- 2.5%
     675,100  Allegiance Corp...............      18,649,638
     269,600  Corporate Express, Inc........       7,936,350
    *398,100  Ionics, Inc...................      19,108,800
     801,400  Manpower, Inc.................      26,045,500
     515,600  United Auto Group, Inc........      13,276,700
                                              --------------
                                                  85,016,988
                                              --------------
              COMMUNICATIONS EQUIPMENT --
              6.5%
    *378,600  Apt Satellite Holdings ADR....       5,300,400
    *600,000  Cisco Systems, Inc............      38,175,000
     970,000  ECI Telecom Ltd...............      20,612,500
    *550,000  Geotek Communication..........       3,918,750
     956,100  Lucent Technologies, Inc......      44,219,625
     375,000  Network General Corp..........      11,343,750
    *917,400  Oak Industries, Inc...........      21,100,200
     503,800  Omnipoint Corp................       9,698,150
    *313,600  Plantronics, Inc..............      14,112,000
    *200,000  Premisys Communications.......       6,750,000
     550,000  Proxim, Inc...................      12,650,000
     767,400  Scitex Corp. Ord..............       7,290,300
    *500,000  TCSI Corp.....................       3,125,000
    *288,400  3 Com Corp....................      21,161,350
                                              --------------
                                                 219,457,025
                                              --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.9%
  *1,330,000  Adaptec, Inc..................      53,200,000
    *600,000  Computer Horizons Corp........      23,100,000
     650,000  EMC Corp......................      21,531,250
     500,000  Hewlett-Packard Co............      25,125,000
    *625,000  Symbol Technologies, Inc......      27,656,250
  *2,524,000  Unisys Corp...................      17,037,000
                                              --------------
                                                 167,649,500
                                              --------------
              CONSUMER NON-DURABLES -- 1.7%
     434,600  First Brands Corp.............      12,331,775
    *631,600  Quiksilver, Inc...............      13,500,450
    *344,500  Revlon Inc. Class A...........      10,291,938
     125,000  Sunbeam Corp..................       3,218,750
     400,000  Tommy Hilfiger Corp...........      19,200,000
                                              --------------
                                                  58,542,913
                                              --------------
              CONSUMER SERVICES -- 4.6%
   1,214,500  America West Airlines Class
                B...........................      19,280,188
     395,100  Berg Electronics Corp.........      11,606,063
     660,000  Cheesecake Factory............      11,962,500
     741,300  Harman International..........      41,234,813
     701,900  Landry's Seafood
                Restaurants.................      15,003,113
  *1,550,000  Mirage Resorts................      33,518,750
    *265,851  Planet Hollywood
                International, Inc..........       5,250,557

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              CONSUMER SERVICES --
              (CONTINUED)
     458,100  Royal Caribbean...............  $   10,708,088
     316,400  Starbucks Coffee..............       9,056,950
                                              --------------
                                                 157,621,022
                                              --------------
              ELECTRONICS -- 5.6%
    *325,000  Analog Devices, Inc...........      11,009,375
    *800,000  Credence Systems Corp.........      16,100,000
    *214,600  DSP Communications, Inc.......       4,157,875
     131,000  Etec Systems, Inc.............       5,010,750
     610,000  Measurex Corp.................      14,640,000
     500,750  Molex, Inc....................      17,839,219
    *715,000  Silicon Valley Group..........      14,389,375
    *746,600  Solectron Corp................      39,849,775
     825,000  Stewart & Stevenson...........      24,028,125
     718,228  Thomas & Betts Corp...........      31,871,368
     400,000  Vishay Intertechnology........       9,350,000
                                              --------------
                                                 188,245,862
                                              --------------
              ENERGY AND SERVICES -- 5.5%
     548,800  Alberta Energy................      13,171,200
     660,600  Ashland, Inc..................      28,983,825
  *1,200,000  Input Output Inc..............      22,200,000
     620,000  J Ray McDermott S.A...........      13,640,000
     155,000  Pride Petroleum Services,
                Inc.........................       3,603,750
     520,300  Repsol S.A. ADR...............      19,836,438
    *586,000  Rowan Cos.....................      13,258,250
     451,935  Transocean Offshore...........      28,302,429
   1,000,000  USX-Marathon Group............      23,875,000
     720,000  YPF S.A. Sponsored ADR........      18,180,000
                                              --------------
                                                 185,050,892
                                              --------------
              FINANCIAL SERVICES -- 14.1%
     730,000  Ace Ltd.......................      43,891,250
     616,000  Allstate Corp.................      35,651,000
     556,000  Ambac, Inc....................      36,904,500
     350,000  Bank of Boston Corp...........      22,487,500
    *966,400  Dime Bancorp, Inc.............      14,254,400
     652,800  First USA Inc.................      22,603,200
   1,000,000  Greenpoint Financial Corp.....      47,250,000
    *863,940  Imperial Credit Industries....      18,142,740
     519,100  Legg Mason, Inc...............      19,985,350
     400,070  Long Island Bancorp...........      14,002,450
     432,900  MBIA, Inc.....................      43,831,125
     994,600  Morgan Stanley Group..........      56,816,525
     803,800  North American Mortgage
                Company.....................      15,875,050
     700,000  Peoples Bank..................      20,212,500
     925,000  The Money Store...............      25,553,125
     637,500  United Cos Financial Corp.....      16,973,438
     570,000  Washington Mutual.............      24,688,125
                                              --------------
                                                 479,122,278
                                              --------------
              FOREIGN SECURITIES -- 3.2%
     799,500  Amersham International PLC....      15,734,122
     121,500  Avenor, Inc...................       1,826,324
     737,000  Banyu Pharmaceutical Co.......      10,286,378
   1,856,000  Eisai Co. Ltd.................      36,457,998
     910,000  Sankyo Co., Ltd...............      25,715,515
      36,325  Sulzer AG PC..................      19,370,145
                                              --------------
                                                 109,390,482
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              HEALTH CARE -- 13.6%
     870,000  Abbott Laboratories...........  $   44,152,500
    *595,000  Apria Healthcare..............      11,156,250
     448,800  Bard (C.R.), Inc..............      12,566,400
     852,300  Bergen Brunswig Corp. Class
                A...........................      24,290,550
  *1,075,000  Biomet, Inc...................      16,259,375
    *650,000  Coventry Corp.................       6,022,656
   1,169,800  Depuy, Inc....................      23,688,450
     147,500  Ergo Science Corp.............       1,935,938
    *145,000  Genetics Institute-ADR........      12,288,750
     599,000  Genzyme Corp..................      13,028,250
    *576,800  Haemonetics...................      10,887,100
     123,100  HEALTHSOUTH Rehabilitation
                Corp........................       4,754,738
    *600,000  IDX Systems Corp..............      17,175,000
     641,700  Kinetic Concepts, Inc.........       7,860,825
    *901,700  Magellan Health Services,
                Inc.........................      20,175,538
     420,700  McKesson......................      23,559,200
     755,900  Medpartners...................      15,873,900
  *1,200,000  Multicare Cos., Inc...........      24,300,000
     213,700  National Surgery Centers,
                Inc.........................       8,120,600
   1,082,800  Novacare, Inc.................      11,910,800
  *1,050,000  Perrigo.......................       9,581,250
     640,700  Perseptive Biosystems, Inc....       4,444,856
     510,000  Rhone-Poulenc Rorer...........      39,843,750
     981,629  Rhone-Poulenc S.A.............      33,252,682
     220,000  Shared Medical Systems
                Corp........................      10,835,000
    *970,500  Tenet Healthcare Corp.........      21,229,688
    *859,700  Vencor, Inc...................      27,188,013
     295,000  Xomed Surgical................       5,900,000
                                              --------------
                                                 462,282,059
                                              --------------
              INDUSTRIAL MATERIALS -- 2.9%
     623,000  Abitibi Price, Inc............       9,812,250
      50,000  American Pad & Paper, Inc.....       1,131,250
     490,000  Owens Corning Fiberglass
                Corp........................      20,886,250
  *1,800,000  Repap Enterprises.............       5,006,250
    *309,500  Titan Exploration, Inc........       3,714,000
    *603,500  Titanium Metals Corp..........      19,840,063
    *971,300  UCAR Intl. Corp...............      36,545,163
                                              --------------
                                                  96,935,226
                                              --------------
              MANUFACTURING -- 0.4%
     755,000  Cognex Corp...................      13,967,500
                                              --------------
              MEDIA & SERVICES -- 2.5%
  *3,011,600  Mobil Media Corp..............       1,317,575
     206,000  National Education Corp.......       3,141,500
    *850,000  Pronet, Inc...................       3,718,750
     471,140  TCI Satellite Entertainment
                Class A.....................       4,652,508
    *920,000  Tele-Comm Liberty Media Group
                A...........................      26,277,500
  *1,461,400  Tele-Communications, Inc.
                Class A.....................      19,089,538
     412,100  Univision Communication.......      15,247,700
    *449,900  Western Wireless Corp. Class
                A...........................       6,242,363
     250,000  Westwood One, Inc.............       4,156,250
                                              --------------
                                                  83,843,684
                                              --------------
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              REAL ESTATE -- 0.7%
    *986,400  Castle & Cooke, Inc...........  $   15,659,100
     380,800  Thornburg Mortgage Asset
                Corp........................       8,139,600
                                              --------------
                                                  23,798,700
                                              --------------
              RETAIL -- 2.9%
    *141,200  American Eagle Outfitters.....       1,111,950
    *568,000  Gymboree Corp.................      12,993,000
     450,000  Home Depot, Inc. (The)........      22,556,250
     560,000  Mercantile Stores, Inc........      27,650,000
    *701,000  Saks Holding, Inc.............      18,927,000
     335,000  Limited, Inc. (The)...........       6,155,625
    *600,000  Urban Outfitters, Inc.........       7,800,000
                                              --------------
                                                  97,193,825
                                              --------------
              SOFTWARE & SERVICES -- 7.2%
    *157,500  BBN Corp......................       3,543,750
    *860,000  BMC Software, Inc.............      35,582,500
     401,800  Cadence Design System.........      15,971,550
     271,200  Cognos Corp...................       7,627,500
    *743,900  Compuware Corp................      37,287,988
     200,000  DST Systems, Inc..............       6,275,000
     530,218  First Data Corp...............      19,352,957
    *482,500  Integrated Systems, Inc.......      12,545,000
   1,154,000  Macromedia, Inc...............      20,772,000
    *785,000  Mercury Interactive Corp......      10,205,000
    *425,000  Oracle Systems Corp...........      17,743,750
    *412,400  Parametric Technology Corp....      21,187,050
    *281,100  Policy Management Systems
                CP..........................      12,965,738
    *198,500  Rational Software Corp........       7,853,156
    *335,200  Sterling Software, Inc........      10,600,700
    *232,000  Workgroup Technology Corp.....       1,537,000
    *263,600  Xeikon NV ADR.................       1,977,000
                                              --------------
                                                 243,027,639
                                              --------------
              TRANSPORTATION -- 2.3%
    *370,000  AMR Corp......................      32,606,250
   1,000,000  Canadian Pacific Ltd..........      26,500,000
    *560,780  M.S. Carriers.................       8,972,480
     615,000  Werner Enterprises, Inc.......      11,146,875
                                              --------------
                                                  79,225,605
                                              --------------
              UTILITIES -- 3.4%
   1,550,000  Calpine Corp..................      31,000,000
    *650,000  MFS Communications Co.,
                Inc.........................      35,425,000
     320,000  Portugal Telecom S.A. ADR.....       9,040,000
   1,471,800  Worldcom, Inc.................      38,358,788
                                              --------------
                                                 113,823,788
                                              --------------
              Total common stocks...........  $3,022,074,151
                                              --------------
                                              --------------
 CONVERTIBLE PREFERRED STOCKS -- 1.1%
              AEROSPACE & DEFENSE -- 0.7%
  *1,228,000  Cooper Industries.............      23,792,500
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD CAPITAL APPRECIATION FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 CONVERTIBLE PREFERRED STOCKS -- (CONTINUED)
              ENERGY & SERVICES -- 0.4%
     472,100  Sun Co........................  $   11,861,501
                                              --------------
              Total convertible preferred
                stocks......................  $   35,654,001
                                              --------------
                                              --------------

 PREFERRED STOCKS -- 0.6%
              ELECTRONICS
     350,000  Nokia PFD ADS.................  $   20,168,750
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE NOTES -- 0.5%
              FOOD, BEVERAGE & TOBACCO
              Unisys Corp.***
 $15,000,000    12.00% due 04/15/03.........  $   16,050,000
                                              --------------
                                              --------------

   SHARES
 -----------
 WARRANTS -- 0.1%
    *920,200  Nordic American Tanker........  $    4,140,900
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 8.3%
              U.S. TREASURY BILL -- 0.2%
 $ 5,000,000    5.06% due 06/26/97..........       4,876,433
                                              --------------
              REPURCHASE AGREEMENTS -- 8.1%
 174,848,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount
                $174,913,755;
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................     174,848,000
 100,672,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $100,709,752;
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....     100,672,000
                                              --------------
                                                 275,520,000
                                              --------------
              Total short-term securities...  $  280,396,433
                                              --------------
                                              --------------

                                                  MARKET
                                                  VALUE
                                              --------------
 DIVERSIFICATION OF ASSETS:
Total common stocks (cost $2,527,790,617)....   89.2 %  $3,022,074,151
Total convertible preferred stocks (cost
  $31,208,778)...............................    1.1        35,654,001
Total non-convertible preferred stocks (cost
  $16,381,570)...............................    0.6        20,168,750
Total corporate notes (cost $15,293,984).....    0.5        16,050,000
Total warrants (cost $4,586,075).............    0.1         4,140,900
Total short-term securities (cost
  $280,396,433)..............................    8.3       280,396,433
                                               ------   --------------
Total investment in securities
  (Identified cost $2,875,657,457)...........   99.8     3,378,484,235
Excess of cash and receivables over
  liabilities................................    0.2         8,185,553
                                               ------   --------------
Net assets (applicable to $3.91433 per share
  based on 865,198,432 shares outstanding)...  100.0 %  $3,386,669,788
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  2,000,000,000 shares; outstanding 865,198,432
  shares.............................................   $   86,519,843
Capital surplus......................................    2,536,015,068
Distribution in excess of net investment income......       (1,027,494)
Undistributed net realized gain on investments.......      261,597,674
Unrealized appreciation of investments...............      502,826,778
Unrealized depreciation of futures contracts.........         (322,442)
Unrealized appreciation of forward foreign currency
  contracts (Note 2).................................        1,053,529
Unrealized appreciation of translation on other
  assets and liabilities in foreign currencies.......            6,832
                                                        --------------
Net assets, applicable to shares outstanding.........   $3,386,669,788
                                                        --------------
                                                        --------------

  * Non-income producing during period.
 ** The Fund had 650 Russell 2000 March futures contracts open at December 31,
    1996. The contracts had a market value of $117,893,750 at December 31, 1996. *** Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                                                    UNREALIZED
                                  TOTAL     AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                       VALUE     FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ----------  ----------  ---------  -------------
French Francs (Sell)            $25,310,813 $25,000,000  06/30/97   $  (310,813)
Japanese Yen (Sell)             28,933,082  30,000,000   04/23/97     1,066,918
Japanese Yen (Sell)             19,702,576  20,000,000   05/26/97       297,424
                                                                   -------------
                                                                    $ 1,053,529
                                                                   -------------
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mortgage Securities Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
U.S. TREASURIES & FEDERAL AGENCIES -- 78.3%
             U.S. TREASURY NOTES -- 0.8%
$ 1,500,000    5.25% due 12/31/97..........  $   1,490,157
  1,000,000    6.25% due 10/31/01..........      1,000,625
                                             --------------
                                             $   2,490,782
                                             --------------
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION -- 25.7%
             Pass-Throughs
  4,336,494     6.00% due 02/01/11 -
               03/01/11....................      4,175,965
 17,119,433     6.50% due 02/01/09 -
               06/01/26....................     16,531,773
 23,195,925     7.00% due 12/01/10 -
               03/01/26....................     22,865,736
 10,874,607     7.50% due 01/01/24 -
               01/01/27....................     10,901,623
  6,551,157     8.00% due 02/01/13 -
               11/01/24....................      6,719,828
  5,771,032     8.50% due 07/01/01 -
               05/01/25....................      5,985,146
  5,643,753     9.00% due 10/15/01 -
               10/01/06....................      5,889,887
  6,435,620     9.50% due 11/01/08.........      6,832,891
  3,548,703    10.00% due 09/01/05 -
               11/01/20....................      3,873,224
                                             --------------
                                                83,776,073
                                             --------------
             COLLATERALIZED MORTGAGE
             OBLIGATIONS -- 1.4%
             Federal Home Loan Mortgage
             Corp. Series 1033, Class E
    503,972     8.10% due 12/15/04.........        506,351
             Fanniemae Strip Series D,
             Class 2
    978,898    11.00% due 04/01/09.........      1,098,189
             Federal National Mortgage
             Association Series 89-87,
             Class G
    391,392     8.75% due 02/25/18.........        390,218
             Federal National Mortgage
             Association Series 90-108,
             Class E
    301,099     8.50% due 06/25/19.........        305,920
             Federal National Mortgage
             Association Series 91-134,
             Class H
    526,965     7.95% due 03/25/20.........        531,707
             Federal National Mortgage
             Association Series 91-G8,
             Class D
  2,064,174     8.50% due 03/25/19.........      2,084,526
                                             --------------
                                                 4,916,911
                                             --------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 26.5%
             Pass-Throughs
    588,933    5.50% due 04/01/11..........        554,322
  5,402,124    6.00% due 02/01/26..........      5,015,537
  1,981,980    6.20% due 01/01/06..........      1,893,465
 19,190,073    6.50% due 02/01/11 -
               07/01/26....................     18,438,097
 13,667,807    7.00% due 05/01/09 -
               06/01/26....................     13,460,793
 14,519,347    7.50% due 01/01/12 -
               01/01/27....................     14,576,793
 15,467,234    8.00% due 04/01/22 -
               01/01/27....................     15,767,541
  7,505,003    8.50% due 06/01/24 -
               11/01/26....................      7,799,528
  8,247,902    9.00% due 05/01/21 -
               06/01/25....................      8,741,329
                                             --------------
                                                86,247,405
                                             --------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 23.9%
             Pass-Throughs
 11,704,162     7.00% due 01/15/24 -
               09/15/26....................     11,459,691
 30,642,805     7.50% due 11/15/09 -
               01/01/27....................     30,734,208
 20,979,555     8.00% due 02/15/01 -
               12/29/26....................     21,450,457
  3,411,531     8.50% due 06/15/17 -
               02/15/25....................      3,555,333
  2,294,258     9.00% due 01/15/25 -
               12/15/25....................      2,417,758
  4,007,636     9.50% due 10/15/09 -
               11/15/09....................      4,376,498

 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- (CONTINUED)
$ 2,349,643    10.00% due 11/15/09 -
               05/15/13....................  $   2,590,286
    660,828    11.00% due 02/15/10 -
               09/15/10....................        744,026
     81,745    11.25% due 01/15/01.........         87,921
    116,888    12.00% due 05/15/15.........        132,700
     74,704    12.50% due 06/15/14 -
               08/15/15....................         86,234
     42,849    13.00% due 11/15/14.........         49,378
      8,658    13.50% due 07/15/14.........         10,047
                                             --------------
                                                77,694,537
                                             --------------
             Total U.S. treasuries &
               Federal agencies............  $ 255,125,708
                                             --------------
                                             --------------
CORPORATE NOTES -- 1.0%
             FINANCIAL SERVICES
             Capital Holding Corp.
  3,000,000    0.00% due 02/07/97..........  $   3,091,800
                                             --------------
                                             --------------
ASSET-BACKED SECURITIES -- 1.1%
             Corestates Home Equity Trust
             Series 94-1, Class A
  3,525,605    6.65% due 05/15/09..........  $   3,537,380
                                             --------------
                                             --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.9%
             Bear Stearns Mortgage
             Securities, Inc. Series 95-1,
             Class 1A
  4,240,254    6.47% due 05/25/10..........      4,131,678
             Chase Mortgage Finance Corp.
             Series 93-C2, Class 2A-3
  3,907,530    8.25% due 01/25/24..........      3,957,523
             CMC Securities Corp., Series
             92-D, Class D-2L
    460,081    7.20% due 12/25/08..........        461,075
             Collateralized Mortgage
             Obligation Trust Series 52,
             Class A
    802,740    0.00% due 05/01/17..........        561,918
             Countrywide Mortgage Backed
             Securities, Inc. Series 93-C,
             Class A1
  1,902,890    6.50% due 01/25/24..........      1,898,494
             DLJ Mortgage Acceptance
             Corporation Series 96-TD,
             Class A
  1,163,558    6.88% due 09/29/23..........      1,105,381
             DLJ Mortgage Acceptance
             Corporation Series 96-I, B1
    512,343    7.25% due 09/25/11..........        503,698
             DLJ Mortgage Acceptance
             Corporation Series 96-I, B2
    170,781    7.25% due 09/25/11..........        161,975
             GE Capital Mortgage Services,
             Inc. Series 94-21, Class A
  8,027,019    6.50% due 08/25/09..........      7,867,843
             GE Capital Mortgage Services,
             Inc. Series 94-26, Class A
  8,092,516    7.01% due 07/25/09..........      8,088,114
             GE Capital Mortgage Services,
             Inc. Series 96-1, Class B2
    609,941    6.75% due 02/25/11..........        581,425
             GE Capital Mortgage Services,
             Inc. Series 96-1, Class M
  1,827,881    6.75% due 02/25/11..........      1,764,953
             GE Capital Mortgage Services,
             Inc. Series 96-10, Class B1
    610,837    6.75% due 06/25/11..........        584,861

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD MORTGAGE SECURITIES FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- (CONTINUED)
             GE Capital Mortgage Services,
             Inc. Series 96-10, Class B2
$   610,837    6.75% due 06/25/11..........  $     581,751
             Housing Securities, Inc.
             Series 93-E, Class E15
  4,619,952    10.00% due 09/25/08.........      4,923,210
             PNC Mortgage Securities Corp.
             Series 96-2, Class B1
    633,668    6.60% due 02/25/11..........        606,935
             PNC Mortgage Securities Corp.
             Series 96-2, Class B2
    211,223    6.60% due 02/25/11..........        200,926
             PNC Mortgage Securities Corp.
             Series 96-2, Class B3
    337,956    6.60% due 02/25/11..........        312,187
             Prudential Home Mortgage
             Securities Co. Series 96-3,
             Class B1
  1,212,532    6.75% due 03/25/11..........      1,165,421
             Prudential Home Mortgage
             Securities Co. Series 96-3,
             Class B2
    605,781    6.75% due 03/25/11..........        572,519
             Prudential Home Mortgage
             Securities Co. Series 93-H,
             Class 2B
  4,863,581    6.76% due 09/28/08..........      4,735,912
             Residential Funding Mortgage
             Sec I Series 95-S15, Class M3
  1,313,748    7.00% due 10/25/10..........      1,255,456
             Residential Funding Mortgage
             Sec I Series 95-S18, Class M3
    743,469    7.00% due 11/25/10..........        710,289
             Residential Funding Mortgage
             Sec I Series 96-S11, Class M3
    281,525    7.00% due 04/25/11..........        268,456
             Residential Funding Mortgage
             Sec I Series 96-S5, Class M3
    579,746    6.75% due 02/25/11..........        545,235
             Residential Funding Mortgage
             Sec I Series 95-S19, Class M3
    575,072    7.00% due 12/25/10..........        548,375
             Residential Funding Mortgage
             Sec I Series 96-S8, Class M3
    555,599    6.75% due 03/25/11..........        522,526
             Residential Funding Mortgage
             Sec I Series 96-S17, Class M3
    598,871    7.25% due 07/25/11..........        576,787
             Residential Funding Mortgage
             Sec I Series 96-S19, Class M3
    521,079    7.50% due 09/25/11..........        508,052
             Ryland Acceptance Corp. Series
             82, Class 1
    385,057    10.25% due 09/13/11.........        386,380
             Structured Asset Securities
             Corp. Series 96-CFL, Class D
  5,000,000    7.03% due 02/25/28..........      4,910,970
                                             --------------
             Total collateralized mortgage
               obligations.................  $  55,000,325
                                             --------------
                                             --------------
 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
SHORT-TERM SECURITIES -- 10.9%

             COMMERCIAL PAPER -- 6.1%
$10,000,000  Smith Barney Corp.
               5.45% due 01/10/97..........  $   9,986,375
 10,000,000  Smith Barney Corp.
               5.45% due 01/09/97..........      9,987,889
                                             --------------
                                             $  19,974,264
                                             --------------
             REPURCHASE AGREEMENT -- 4.8%
 15,447,000  Interest in $108,163,000 joint
               repurchase agreement dated
               12/31/96 with State Street
               Bank 6.70% due 01/02/97;
               maturity amount $15,452,750;
               (Collateralized by
               $53,860,000 U.S. Treasury
               Note 7.5% due 02/15/05 and
               $54,303,000 U.S. Treasury
               Note 8.875% due 08/15/17)...     15,447,000
                                             --------------
             Total short-term securities...  $  35,421,264
                                             --------------
                                             --------------

DIVERSIFICATION OF ASSETS:
Total U.S. treasuries & Federal agencies
  (cost $263,510,647)........................    78.3%    $255,125,708
Total corporate notes (cost $3,204,548)......     1.0        3,091,800
Total asset-backed securities (cost
  $3,481,027)................................     1.1        3,537,380
Total collateralized mortgage obligations
  (cost $45,270,675).........................    16.9       55,000,325
Total short-term securities (cost
  $35,421,264)...............................    10.9       35,421,264
                                               --------   -------------
Total investment in securities
  (Identified cost $350,888,161).............   108.2      352,176,477
Excess of liabilities over cash and
  receivables................................    (8.2)     (26,681,294)
                                               --------   -------------
Net assets (applicable to $1.05576 per share
  based on 308,302,596 shares outstanding)...   100.0%    $325,495,183
                                               --------   -------------
                                               --------   -------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  800,000,000 shares; outstanding 308,302,596 shares...   $ 30,830,260
Capital surplus........................................    305,843,809
Undistributed net investment income....................        179,286
Net realized loss on investments.......................    (12,646,488)
Unrealized appreciation of investments.................      1,288,316
                                                          -------------
Net assets, applicable to shares outstanding...........   $325,495,183
                                                          -------------
                                                          -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Index Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- 99.1%
              AEROSPACE & DEFENSE -- 2.6%
      30,700  Allied Signal, Inc............  $   2,056,900
      38,999  Boeing Co.....................      4,148,519
       6,900  General Dynamics Corp.........        486,450
      21,000  Lockheed Martin Corp..........      1,921,500
      23,100  McDonnell Douglas Corp........      1,478,400
       6,300  Northrop Grumman Corp.........        521,325
      25,700  Raytheon Co...................      1,236,813
      23,800  Rockwell International
                Corp........................      1,448,825
       9,000  Textron, Inc..................        848,250
      26,100  United Technologies Corp......      1,722,600
                                              -------------
                                                 15,869,582
                                              -------------
              BUSINESS SERVICES -- 1.1%
      14,200  Alco Standard Corp............        733,075
      23,100  Browning Ferris Industries,
                Inc.........................        606,375
       9,000  DeLuxe Corp...................        294,750
      16,400  Donnelley (R.R.) & Sons Co....        514,550
       4,100  Fleming Companies, Inc........         70,725
       9,100  Fluor Corp....................        571,025
       4,400  Foster Wheeler Corp...........        163,350
       5,800  Grainger (W.W.), Inc..........        465,450
       3,400  John H. Harland Co............        112,200
      10,900  Moore Corp. Ltd...............        222,088
       5,200  National Service Industries,
                Inc.........................        194,350
       6,300  Safety Kleen Corp.............        103,163
       7,300  Supervalu, Inc................        207,138
      19,400  Sysco Corp....................        632,925
      52,700  WMX Technologies, Inc.........      1,719,338
                                              -------------
                                                  6,610,502
                                              -------------
              COMMUNICATIONS EQUIPMENT --
              2.9%
      *6,600  Andrew Corp...................        350,213
      21,100  Bay Networks, Inc.............        440,463
     *17,000  Cabletron Systems, Inc........        565,250
     *70,600  Cisco Systems, Inc............      4,491,925
     *12,700  DSC Communications............        227,013
      14,900  General Instrument............        322,213
       4,200  Harris Corp...................        288,225
      69,200  Lucent Technologies...........      3,200,500
      64,500  Motorola, Inc.................      3,958,688
      28,100  Northern Telecom Ltd..........      1,738,688
       4,900  Raychem Corp..................        392,613
       8,400  Scientific Atlanta, Inc.......        126,000
      19,500  Tellabs, Inc..................        733,688
     *18,900  3 Com Corp....................      1,386,788
                                              -------------
                                                 18,222,267
                                              -------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.9%
      13,200  Amdahl Corp...................        160,050
      13,500  Apple Computer, Inc...........        281,813
     *29,400  Compaq Computer Corp..........      2,182,950
      *4,300  Data General Corp.............         62,350
      19,600  Dell Computer Corp............      1,041,250
     *16,800  Digital Equipment Corp........        611,100
      25,300  EMC Corp. - Mass..............        838,063
     110,600  Hewlett-Packard Co............      5,557,650
      56,300  International Business
                Machines Corp...............      8,501,300
      16,100  Pitney Bowes, Inc.............        877,450
      27,300  Seagate Technology, Inc.......      1,078,350
      39,900  Sun Microsystems, Inc.........      1,024,931
     *12,900  Tandem Computers..............        177,375
     *19,000  Unisys Corp...................        128,250

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              COMPUTERS & OFFICE
              EQUIPMENT -- (CONTINUED)
      35,300  Xerox Corp....................  $   1,857,663
                                              -------------
                                                 24,380,545
                                              -------------
              CONSUMER DURABLES -- 2.3%
      79,200  Chrysler Corp.................      2,613,600
       8,900  Cooper Tire & Rubber Co.......        175,775
      11,100  Dana Corp.....................        362,138
       6,700  Echlin, Inc...................        211,888
     128,900  Ford Motor Co.................      4,108,688
      82,200  General Motors Corp...........      4,582,650
      13,100  Genuine Parts Co..............        582,950
      16,900  Goodyear Tire & Rubber Co.....        868,238
      12,800  ITT Industries................        313,600
      13,800  TRW, Inc......................        683,100
                                              -------------
                                                 14,502,627
                                              -------------
              CONSUMER NON-DURABLES -- 4.2%
       3,000  Alberto Culver Co.............        144,000
      14,400  Avon Products, Inc............        822,600
       9,500  Black & Decker Corp...........        286,188
       3,100  Briggs & Stratton.............        136,400
       3,100  Centex Corp...................        116,638
       5,600  Clorox Co.....................        562,100
      16,000  Colgate Palmolive Co..........      1,476,000
       3,900  Fleetwood.....................        107,250
       8,400  Fruit of the Loom, Inc. Class
                A...........................        318,150
      60,100  Gillette Co...................      4,672,775
      12,000  International Flavors &
                Fragrances..................        540,000
       4,200  Kaufman & Broad Home Corp.....         54,075
      30,700  Kimberly-Clark Corp...........      2,924,175
       7,800  Liz Claiborne, Inc............        301,275
      17,400  Masco Corp....................        626,400
      10,900  Maytag Corp...................        215,275
      17,300  Newell Co.....................        544,950
      31,300  NIKE, Inc. Class B............      1,870,175
      74,100  Proctor & Gamble Co...........      7,965,750
       2,500  Pulte Corp....................         76,875
       6,100  Reebok International Ltd......        256,200
      16,300  Rubbermaid, Inc...............        370,825
       4,200  Russell Corp..................        124,950
       6,600  Snap-On, Inc..................        235,125
       2,200  Springs Industries, Inc.......         94,600
       9,700  Stanley Works.................        261,900
       5,400  Stride Rite Corp..............         54,000
       6,800  Tupperware Corp...............        364,650
       6,900  V F Corp......................        465,750
       8,100  Whirlpool Corp................        377,663
                                              -------------
                                                 26,366,714
                                              -------------
              CONSUMER SERVICES -- 2.0%
      10,700  Brunswick.....................        256,800
      17,100  Darden Restaurants, Inc.......        149,625
      36,200  Eastman Kodak.................      2,905,050
      11,300  H & R Block, Inc..............        327,700
     *11,200  Harrah's Entertainment,
                Inc.........................        222,600
       9,400  Hasbro, Inc...................        365,425
      14,000  HFS, Inc......................        836,500
      26,900  Hilton Hotels Corp............        702,763
      12,700  ITT Corp......................        550,863
      13,900  Marriott International,
                Inc.........................        767,975
      29,600  Mattel, Inc...................        821,400
      75,900  McDonalds Corp................      3,434,475

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INDEX FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              CONSUMER SERVICES --
              (CONTINUED)
       4,900  Polaroid Corp.................  $     213,150
      11,500  Ralston Purina Group..........        843,813
      14,100  Wendy's International, Inc....        289,050
                                              -------------
                                                 12,687,189
                                              -------------
              ELECTRONICS -- 6.3%
      14,800  Advanced Micro Devices,
                Inc.........................        381,100
      23,900  AMP, Inc......................        917,163
      19,500  Applied Materials, Inc........        700,781
       5,100  E G & G, Inc..................        102,638
      24,400  Emerson Electric Co...........      2,360,700
     179,000  General Electric..............     17,698,625
       5,400  General Signal Corp...........        230,850
      89,200  Intel Corp....................     11,679,625
       4,500  Johnson Controls, Inc.........        372,938
      14,000  LSI Logic Corp................        374,500
      22,700  Micron Technology, Inc........        661,138
     *15,100  National Semiconductor
                Corp........................        368,063
     *19,000  Silicon Graphics, Inc.........        484,500
       3,600  Tektronix, Inc................        184,500
      20,700  Texas Instruments, Inc........      1,319,625
       5,800  Thomas & Betts Corp...........        257,375
      67,900  Westinghouse Electric Corp....      1,349,513
                                              -------------
                                                 39,443,634
                                              -------------
              ENERGY & SERVICES -- 9.2%
      10,100  Amerada Hess Corp.............        584,538
      54,100  Amoco Corp....................      4,355,050
       7,000  Ashland, Inc..................        307,125
      17,500  Atlantic Richfield Co.........      2,318,750
      15,700  Baker Hughes, Inc.............        541,650
      13,600  Burlington Resources, Inc.....        685,100
      70,900  Chevron Corp..................      4,608,500
      11,400  Coastal Corp..................        557,175
      19,100  Dresser Industries, Inc.......        592,100
     135,000  Exxon Corp....................     13,230,000
      13,600  Halliburton Co................        819,400
       2,700  Helmerich & Payne, Inc........        140,738
       5,300  Kerr-McGee Corp...............        381,600
       3,700  Louisiana Land & Exploration
                Co..........................        198,413
       6,000  McDermott International,
                Inc.........................         99,750
      42,800  Mobil Corp....................      5,232,300
      35,800  Occidental Petroleum Corp.....        836,825
      11,400  Oryx Energy Co................        282,150
      16,400  Panenergy Corp................        738,000
       5,100  Pennzoil Co...................        288,150
      28,600  Phillips Petroleum Co.........      1,265,550
      *9,300  Rowan Cos., Inc...............        210,413
      58,300  Royal Dutch Petroleum Co......      9,954,725
       9,900  Santa Fe Energy Resources,
                Inc.........................        137,363
      26,800  Schlumberger Ltd..............      2,676,650
       7,900  Sun Company, Inc..............        192,563
      28,800  Texaco, Inc...................      2,826,000
      27,200  Union Pacific Resources
                Group.......................        795,600
      27,200  Unocal Corp...................      1,105,000
      31,300  USX-Marathon Group............        747,288
      *5,800  Western Atlas, Inc............        411,075
                                              -------------
                                                 57,119,541
                                              -------------
              FINANCIAL SERVICES -- 14.6%
      12,200  AON Corp......................        757,925
      17,600  Aetna Life & Casualty Co......      1,408,000
      11,500  H.F. Ahmanson & Co............        373,750
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              FINANCIAL SERVICES --
              (CONTINUED)
       4,900  Alexander & Alexander.........  $      85,138
      49,800  Allstate Corp.................      2,882,175
      51,500  American Express Co...........      2,909,750
      23,700  American General Corp.........        968,738
      52,700  American International Group,
                Inc.........................      5,704,775
      46,500  Banc One Corp.................      1,999,500
      39,000  BankAmerica Corp..............      3,890,250
      16,600  Bank of Boston Corp...........      1,066,550
      42,600  Bank of New York, Inc.........      1,437,750
       8,900  Bankers Trust NY Corp.........        767,625
      21,200  Barnett Banks, Inc............        871,850
       5,800  Beneficial Corp...............        367,575
      16,800  Boatman Bancshares, Inc.......      1,083,600
      47,700  Chase Manhattan Corp..........      4,257,225
      19,500  Chubb Corp. (The).............      1,048,125
       8,400  CIGNA Corp....................      1,147,650
      51,200  Citicorp......................      5,273,600
      11,700  Comerica, Inc.................        612,788
      24,200  Corestates Financial Corp.....      1,255,375
      17,500  Dean Witter, Discover & Co....      1,159,375
      19,400  Federal Home Loan Mortgage
                Corp........................      2,136,425
     118,700  Federal National Mortgage
                Association.................      4,421,575
      11,500  Fifth Third Bancorp...........        722,344
      14,600  First Bank System, Inc........        996,450
      34,700  First Chicago Corp............      1,865,125
      30,800  First Union Corp..............      2,279,200
      28,500  Fleet Financial Group, Inc....      1,421,438
       9,300  General Re Corp...............      1,467,075
       6,200  Golden West Financial Corp....        391,375
      15,000  Great Western Financial
                Corp........................        435,000
      14,900  Greentree Financial Corp......        575,513
      10,500  Household International
                Corp........................        968,625
       8,300  Jefferson Pilot Corp..........        469,988
      24,500  Keycorp.......................      1,237,250
      12,100  Lincoln National Corp.........        635,250
       4,800  MBIA, Inc.....................        486,000
      24,200  MBNA Corp.....................      1,004,300
       8,000  Marsh and McLennan Cos.,
                Inc.........................        832,000
      14,100  Mellon Bank Corp..............      1,001,100
      17,900  Merrill Lynch & Co., Inc......      1,458,850
       6,600  MGIC Investment...............        501,600
      20,300  Morgan (J.P.) & Co., Inc......      1,981,788
      16,600  Morgan Stanley Group..........        948,275
      24,100  National City Corp............      1,081,488
      31,300  NationsBank Corp..............      3,059,575
      40,300  Norwest Corp..................      1,753,050
      37,100  PNC Bank Corp.................      1,395,888
      10,900  Providian Corp................        559,988
       6,000  Republic New York Corp........        489,750
      14,100  Safeco Corp...................        556,069
      11,900  Salomon Brothers, Inc.........        560,788
       9,300  St. Paul Cos., Inc............        545,213
      24,200  Sun Trust Banks, Inc..........      1,191,850
       7,900  Torchmark Corp................        398,950
       7,700  Transamerica Corp.............        608,300
      69,600  Travelers Group, Inc. (The)...      3,158,100
       8,200  UNUM Corp.....................        592,450
      16,400  US Bancorp Oregon.............        736,975
       4,000  USLife Corp...................        133,000
      13,000  USF&G Corp....................        271,375
      18,000  Wachovia Corp.................      1,017,000
      10,100  Wells Fargo & Co..............      2,724,475
                                              -------------
                                                 90,399,919
                                              -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE & TOBACCO --
              8.4%
      18,500  American Brands, Inc..........  $     918,063
      54,300  Anheuser Busch Cos., Inc......      2,172,000
      59,200  Archer-Daniels-Midland........      1,302,400
       7,500  Brown-Forman..................        343,125
      15,600  CPC International.............      1,209,000
      25,400  Campbell Soup Co..............      2,038,350
     270,500  Coca-Cola Co..................     14,235,063
      26,200  Conagra, Inc..................      1,303,450
       4,100  Coors Adolph Class B..........         77,900
      17,000  General Mills Co..............      1,077,375
      40,000  H.J. Heinz Co.................      1,430,000
      16,700  Hershey Foods Corp............        730,625
      22,900  Kellogg Co....................      1,502,813
     168,900  Pepsico, Inc..................      4,940,325
      88,500  Philip Morris Cos., Inc.......      9,967,313
      14,800  Quaker Oats Co................        564,250
      52,600  Sara Lee Corp.................      1,959,350
      40,600  Seagram.......................      1,573,250
      20,200  UST, Inc......................        653,975
      17,400  Unilever NV...................      3,049,350
      11,300  Whitman Corp..................        258,488
      12,600  Wrigley Wm Jr., Co............        708,750
                                              -------------
                                                 52,015,215
                                              -------------
              HEALTH CARE -- 10.7%
      84,500  Abbott Laboratories...........      4,288,375
       7,100  Allergan, Inc.................        252,938
      *9,200  Alza Corp.....................        238,050
      69,400  American Home Products
                Corp........................      4,068,575
      28,800  Amgen, Inc....................      1,566,000
       6,200  Bard (C.R.), Inc..............        173,600
       6,000  Bausch & Lomb, Inc............        210,000
      29,700  Baxter International, Inc.....      1,217,700
      13,500  Becton, Dickinson & Co........        585,563
      10,800  Beverly Enterprises, Inc......        137,700
      12,600  Biomet, Inc. ADR..............        190,575
      19,300  Boston Scientific Corp........      1,158,000
      54,500  Bristol-Myers Squibb Co.......      5,926,875
      73,000  Columbia/HCA Healthcare
                Corp........................      2,974,750
       8,100  Guidant Corp..................        461,700
      17,700  Humana, Inc...................        338,513
     144,800  Johnson & Johnson.............      7,203,800
      60,000  Lilly Eli & Co................      4,380,000
      12,900  Loews Corp....................      1,215,825
       8,000  Mallinckrodt Group, Inc.......        353,000
       6,800  Manor Care, Inc...............        183,600
      26,100  Medtronic, Inc................      1,774,800
     131,100  Merck & Co., Inc..............     10,389,675
       4,700  Millipore Corp................        194,463
      12,500  Pall Corp.....................        318,750
      70,100  Pfizer, Inc...................      5,809,538
      55,200  Pharmacia & Upjohn, Inc.......      2,187,300
       9,000  Pioneer Hi-Bred
                International...............        630,000
      40,200  Schering-Plough Corp..........      2,602,950
      25,600  Service Corp. International...        716,800
       2,600  Shared Medical Systems
                Corp........................        128,050
       8,800  St. Jude Medical, Inc.........        375,100
      23,600  Tenet Healthcare Corp.........        516,250
      20,000  United Health Care Corp.......        900,000
       6,800  U.S. Surgical Corp............        267,750
      29,500  Warner-Lambert Co.............      2,212,500
                                              -------------
                                                 66,149,065
                                              -------------
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              INDUSTRIAL MATERIALS -- 5.7%
      12,100  Air Products & Chemicals
                Corp........................  $     836,413
      24,600  Alcan Aluminum Ltd............        827,175
      19,000  Allegheny Teledyne, Inc.......        437,000
      18,900  Aluminum Company of America...      1,204,875
      11,600  Armco, Inc....................         47,850
       4,500  Armstrong World Industries,
                Inc.........................        312,750
       4,700  Asarco, Inc...................        116,913
      38,800  Barrick Gold Corp.............      1,115,500
      24,400  Battle Mountain Gold Co.......        167,750
       5,700  Bemis, Inc....................        210,188
      12,100  Bethlehem Steel Corp..........        108,900
       5,300  Boise Cascade Corp............        168,275
      10,400  Champion International
                Corp........................        449,800
      13,900  Crown Cork & Seal, Inc........        755,813
      10,100  Cyprus Amax Minerals..........        236,088
      26,400  Dow Chemical Co...............      2,069,100
      61,200  du Pont (ei) de Nemours &
                Co..........................      5,775,750
       8,400  Eastman Chemical Co...........        464,100
      15,200  Echo Bay Mines Ltd............        100,700
       7,000  Ecolab, Inc...................        263,375
      15,600  Englehard Corp................        298,350
       4,000  FMC Corp......................        280,500
      21,000  Freeport-McMoran Copper &
                Gold, Inc. Class B..........        627,375
       9,900  Georgia-Pacific Corp..........        712,800
       5,800  B.F. Goodrich Co. (The).......        234,900
       9,700  Grace (WR) & Co...............        501,975
       6,900  Great Lakes Chemical Corp.....        322,575
      11,100  Hercules, Inc.................        480,075
      15,900  Homestake Mining Co...........        226,575
      18,300  Inco Co. Ltd..................        583,313
       5,300  Inland Steel Industries,
                Inc.........................        106,000
      32,600  International Paper Co........      1,316,225
       9,400  James River Corp..............        311,375
      11,800  Louisiana-Pacific Corp........        249,275
       5,700  Mead Corp.....................        331,313
      63,900  Monsanto Co...................      2,484,113
      15,500  Morton International, Inc.....        631,625
       7,300  Nalco Chemical Co.............        263,713
      10,800  Newmont Mining Corp...........        483,300
       9,500  Nucor Corp....................        484,500
       5,600  Owens Corning Fiberglass
                Corp........................        238,700
      19,900  PPG Industries, Inc...........      1,116,888
       7,000  Phelps Dodge Corp.............        472,500
      26,000  Placer Dome, Inc..............        565,500
       3,100  Potlatch Corp.................        133,300
      17,000  Praxair.......................        784,125
       6,900  Reynolds Metal Co.............        388,988
       7,000  Rohm & Haas Co................        571,375
      14,300  Santa Fe Pacific Gold Corp....        219,863
       9,300  Sherwin Williams..............        520,800
       5,400  Sigma Aldrich Corp............        337,163
      10,800  Stone Container Corp..........        160,650
       6,000  Temple-Inland, Inc............        324,750
       7,600  Union Camp Corp...............        362,900
      13,800  Union Carbide Corp............        564,075
       9,200  USX - U.S. Steel Group........        288,650
      11,100  Westvaco Corp.................        319,125
      21,600  Weyerhaeuser Co...............      1,023,300
       6,000  Willamette Industries, Inc....        419,250
       9,900  Worthington Industries,
                Inc.........................        179,438
                                              -------------
                                                 35,589,532
                                              -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INDEX FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              MANUFACTURING -- 2.8%
      11,400  Avery Dennison
                International...............  $     403,275
       3,300  Ball Corp.....................         85,800
       8,000  Case Corp.....................        436,000
      20,800  Caterpillar, Inc..............      1,565,200
       4,300  Cincinnati Milacron, Inc......         94,063
      11,700  Cooper Industries.............        492,863
      25,000  Corning, Inc..................      1,156,250
       5,000  Crane Co......................        145,000
       4,300  Cummins Engine, Inc...........        197,800
      28,100  Deere & Co....................      1,141,563
      12,200  Dover Corp....................        613,050
       8,400  Eaton Corp....................        585,900
       3,600  Giddings & Lewis..............         46,350
       5,300  Harnischfeger Industries,
                Inc.........................        255,063
      13,800  Honeywell, Inc................        907,350
      13,500  Illinois Tool Works, Inc......      1,078,313
      11,900  Ingersoll-Rand Co.............        529,550
      45,400  Minnesota Mining &
                Manufacturing Co............      3,762,525
         900  Nacco Industries..............         48,150
      *8,000  Navistar International
                Corp........................         73,000
       4,200  PACCAR, Inc...................        285,600
       8,100  Parker-Hannifin Corp..........        313,875
       4,700  Perkin Elmer..................        276,713
      18,600  Tenneco, Inc..................        839,325
      16,300  Thermo Electron Corp..........        670,338
       3,400  Timken Co.....................        155,975
       3,000  Trinova Corp..................        109,125
      17,000  Tyco International Ltd........        898,875
                                              -------------
                                                 17,166,891
                                              -------------
              MEDIA & SERVICES -- 3.1%
      54,500  Airtouch Communications.......      1,376,125
      18,600  Cognizant Corp................        613,800
      35,500  Comcast Corp..................        632,344
      73,700  Walt Disney Co................      5,131,363
      10,500  Dow Jones & Co................        355,688
      18,500  Dun & Bradstreet Corp.........        439,375
      15,300  Gannett Co., Inc..............      1,145,588
       7,700  Harcourt General, Inc.........        355,163
       8,800  Interpublic Group.............        418,000
      *4,100  King World Productions,
                Inc.........................        151,188
      10,200  Knight Ridder, Inc............        390,150
      10,800  McGraw-Hill Cos., Inc.........        498,150
       2,900  Meredith Corp.................        152,975
      10,500  New York Times Co. (The) Class
                A...........................        399,000
     *72,200  Tele-Communications, Inc.
                Class A.....................        943,113
      61,800  Time Warner, Inc..............      2,317,500
      10,800  Times Mirror Co. Class A......        537,300
       6,700  Tribune Co....................        528,463
      67,900  U.S. West Media Group.........      1,256,150
      38,500  Viacom, Inc. Class B..........      1,342,688
                                              -------------
                                                 18,984,123
                                              -------------
              RETAIL -- 4.5%
      27,400  Albertson's, Inc..............        976,125
       8,100  American Greetings Corp. Class
                A...........................        229,838
      15,800  American Stores Co............        645,825
      16,300  Autozone......................        442,138
      11,500  CVS Corp......................        475,813
      11,400  Charming Shoppes, Inc.........         57,713
      10,600  Circuit City Stores, Inc......        319,325
     *42,800  CUC International.............      1,016,500
      23,600  Dayton Hudson Corp............        926,300
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              RETAIL -- (CONTINUED)
      12,300  Dillard Department Stores,
                Inc. Class A................  $     379,763
      22,600  Federated Department Stores...        771,225
      30,800  Gap, Inc......................        927,850
       6,500  Giant Food, Inc...............        224,250
       4,200  Great Atlantic & Pacific Tea
                Co..........................        133,875
      52,200  Home Depot, Inc. (The)........      2,616,525
       4,200  Jostens, Inc..................         88,725
      52,600  K Mart Corp...................        545,725
     *13,700  Kroger Co.....................        637,050
      29,500  Limited, Inc. (The)...........        542,063
       2,100  Longs Drug Store..............        103,163
      18,800  Lowe's Cos., Inc..............        667,400
      27,400  May Department Stores Co.
                (The).......................      1,280,950
       4,000  Mercantile Stores, Inc........        197,500
       8,800  Nordstrom, Inc................        311,850
      25,100  J.C. Penney, Inc..............      1,223,625
       6,800  Pep Boys--Manny, Moe, Jack....        209,100
      21,400  Price/Costco, Inc.............        537,675
      13,300  Rite Aid Corp.................        528,675
      42,600  Sears Roebuck & Co............      1,964,925
       8,500  TJX Cos., Inc.................        402,688
       6,300  Tandy Corp....................        277,200
     *29,800  Toys "R" Us Inc...............        894,000
     249,400  Wal-Mart Stores, Inc..........      5,705,025
      26,800  Walgreen Co...................      1,072,000
      16,400  Winn Dixie Stores Inc.........        518,650
      14,500  Woolworth (F.W.) Co...........        317,188
                                              -------------
                                                 28,168,242
                                              -------------
              SOFTWARE & SERVICES -- 3.3%
       5,000  Autodesk, Inc.................        140,000
      31,600  Automatic Data Processing.....      1,354,850
      *7,500  Ceridian Corp.................        303,750
      39,700  Computer Associates Corp......      1,975,075
       8,300  Computer Sciences Corp........        681,638
      48,700  First Data Corp...............      1,777,550
      *5,200  Intergraph Corp...............         53,300
    *130,000  Microsoft Corp................     10,741,250
     *37,400  Novell, Inc...................        354,131
     *71,500  Oracle Systems Corp...........      2,985,125
                                              -------------
                                                 20,366,669
                                              -------------
              TRANSPORTATION -- 1.5%
      *9,900  AMR Corp......................        872,438
      16,600  Burlington Northern Santa Fe
                Corp........................      1,433,825
      23,600  CSX Corp......................        997,100
       4,300  Caliber System, Inc...........         82,775
       8,700  Consolidated Freightways,
                Inc.........................        866,738
       8,100  Delta Airlines, Inc...........        574,088
     *12,400  Federal Express Corp..........        551,800
      34,100  Laidlaw, Inc. Class B.........        392,150
      13,600  Norfolk Southern Corp.........      1,190,000
       8,900  Ryder Systems, Inc............        250,313
      15,800  Southwest Air Lines Co........        349,575
      26,600  Union Pacific Corp............      1,599,325
       7,000  USAir Group...................        163,625
                                              -------------
                                                  9,323,752
                                              -------------
              UTILITIES -- 10.0%
      20,600  Alltel Corp...................        646,325
      20,400  American Electric Power Co.,
                Inc.........................        838,950
      59,700  Ameritech Corp................      3,619,313
     175,900  AT&T Corp.....................      7,651,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              UTILITIES -- (CONTINUED)
      16,000  Baltimore Gas and Electric....  $     428,000
      47,600  Bell Atlantic Corp............      3,082,100
     108,000  BellSouth Corp................      4,360,500
      16,500  Carolina Power and Lighting
                Co..........................        602,250
      22,900  Central & Southwest Corp......        586,813
      17,100  Cinergy Corp..................        570,713
       6,000  Columbia Gas System, Inc.
                (The).......................        381,750
      25,600  Consolidated Edison NY........        748,800
      10,300  Consolidated Natural Gas
                Co..........................        569,075
      15,800  DTE Energy Co.................        511,525
      19,600  Dominion Resources, Inc.......        754,600
      21,900  Duke Power Co.................      1,012,875
       2,200  Eastern Enterprises...........         77,825
      47,100  Edison International..........        936,113
           1  El Paso Natural Gas...........             10
      27,700  Enron Corp....................      1,194,563
       7,600  Enserch Corp..................        174,800
      25,100  Entergy Corp..................        696,525
      19,900  FPL Group, Inc................        915,400
      17,800  Frontier Corp.................        402,725
      13,100  GPU, Inc......................        440,488
     104,600  GTE Corp......................      4,759,243
      25,500  Houston Industries, Inc.......        576,938
      74,300  MCI Communications Corp.......      2,428,681
      15,700  Niagara Mohawk Power Corp.....        155,038
       5,400  Nicor, Inc....................        193,050
      14,900  Noram Energy Corp.............        229,088
       7,500  Northern States Power Co......        344,063
      47,800  NYNEX Corp....................      2,300,375
      16,600  Ohio Edison Co................        377,650
       3,000  Oneok, Inc....................         90,000
       9,200  Pacific Enterprises...........        279,450
      44,800  Pacific Gas & Electric Co.....        940,800
      46,600  Pacific Telesis Group.........      1,712,550
      32,000  Pacificorp....................        656,000
      24,200  Peco Energy Company...........        611,050
       3,800  Peoples Energy Corp...........        128,725
      17,600  PP&L Resources, Inc...........        404,800
      25,900  Public Service Enterprises....        705,775
      65,600  SBC Communications, Inc.......      3,394,800
       9,400  Sonat, Inc....................        484,100
      73,200  Southern Co. (The)............      1,656,150
      46,800  Sprint Corp...................      1,866,150
      24,400  Texas Utilities Co............        994,300
      51,900  U.S. West Communications
                Group.......................      1,673,775
      23,400  Unicom Corp...................        634,725
      11,100  Union Electric Co.............        427,350
      17,100  Williams Companies, Inc.
                (The).......................        641,250
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              UTILITIES -- (CONTINUED)
      94,500  Worldcom, Inc.................  $   2,462,906
                                              -------------
                                                 62,332,470
                                              -------------
              Total common stocks...........  $ 615,698,479
                                              -------------
                                              -------------
  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 1.4%
              U.S. TREASURY BILL -- 0.1%
              U.S. Treasury Bill
 $   500,000    5.23% due 01/09/97..........  $     499,419
                                              -------------
              REPURCHASE AGREEMENT -- 1.3%
   8,197,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.70% due 01/02/97;
                maturity amount $8,200,051;
                (Collaterlized by
                $53,860,000 U.S. Treasury
                Note 7.5% due 02/15/05 and
                $54,303,000 U.S. Treasury
                Note 8.875% due 08/15/17)...      8,197,000
                                              -------------
              Total short-term securities...  $   8,696,419
                                              -------------
                                              -------------

DIVERSIFICATION OF ASSETS:
Total common stocks (cost $511,532,419)......   99.1 %  $615,698,479
Total short-term securities (cost
  $8,696,419)................................    1.4       8,696,419
                                               ------   ------------
Total investment in securities
  (Identified cost $520,228,838).............  100.5     624,394,898
Excess of liabilities over cash and
  receivables................................   (0.5)     (3,330,337)
                                               ------   ------------
Net assets (applicable to $2.38177 per share
  based on 260,757,272 shares outstanding)...  100.0%   $621,064,561
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  400,000,000 shares; outstanding 260,757,272
  shares.............................................   $ 26,075,727
Capital surplus......................................    436,555,681
Undistributed net investment income..................         72,621
Undistributed net realized gain on investments.......     54,305,106
Unrealized depreciation on futures contracts**.......       (110,634)
Unrealized appreciation of investments...............    104,166,060
                                                        ------------
Net assets, applicable to shares outstanding.........   $621,064,561
                                                        ------------
                                                        ------------

  * Non-income producing during period.
** The Fund had 12 Standard & Poor's 500 March 1997 futures contracts open at
   December 31, 1996. The contracts had a market value of $4,457,000 at December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford International Opportunities Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                         VALUE
 -----------                                  --------------
 COMMON STOCKS -- 91.4%
              ARGENTINA -- 0.9%
     500,000  Perezcompanc S.A. B...........  $   3,515,619
     203,000  YPY S.A. ADR..................      5,125,750
                                              --------------
                                                  8,641,369
                                              --------------
              AUSTRALIA -- 4.1%
   1,164,035  Amcor Ltd.....................      7,479,531
   2,584,978  Boral Ltd.....................      7,350,209
     697,260  Broken Hill Proprietary Co.
                Ltd.........................      9,924,129
   5,082,141  Goodman Fielder Ltd...........      6,296,962
   1,790,000  Pioneer International Ltd.....      5,331,435
     243,700  Qantas Airways Ltd. ADR***....      4,064,745
                                              --------------
                                                 40,447,011
                                              --------------
              AUSTRIA -- 0.9%
      83,350  OMV AG........................      9,388,810
                                              --------------
              BELGIUM -- 0.7%
     *81,500  Credit Communal Holding***....      7,427,866
                                              --------------
              BRAZIL -- 1.4%
   4,780,000  Centrais Electicas SA.........      1,711,262
   2,569,600  Cervejaria Brahma Pref........      1,404,622
     241,000  Electrobras On ADR............      4,313,948
  22,840,000  Petroleo Brasileiro...........      3,637,807
  42,650,000  Telecommunic Brasileiras......      3,057,883
                                              --------------
                                                 14,125,522
                                              --------------
              CANADA -- 2.0%
     620,000  Canadian Pacific Ltd..........     16,430,000
    *325,500  Canwest Global Communication
                Corp........................      3,336,375
                                              --------------
                                                 19,766,375
                                              --------------
              CHILE -- 0.7%
     240,000  Enersis S.A. ADR..............      6,660,000
                                              --------------
              DENMARK -- 2.1%
     254,300  TeleDanmark B ADR.............      6,929,675
     293,000  UniDanmark A Registered.......     15,149,417
                                              --------------
                                                 22,079,092
                                              --------------
              FINLAND -- 1.6%
       2,100  Kesko.........................         29,570
  *1,380,000  Merita Bank Ltd. A............      4,281,614
     765,000  Metsa-Serla Oy B..............      5,726,284
     291,000  Rauma Oy......................      6,124,309
                                              --------------
                                                 16,161,777
                                              --------------
              FRANCE -- 7.8%
      61,443  Accor.........................      7,764,973
      99,600  Assurances Generales***.......      3,209,049
     231,000  Assurances Generales de
                France......................      7,442,673
     247,000  Banque Nationale de Paris.....      9,540,317
      88,000  Credit Commerical de France...      4,062,525
     132,432  Havas SA......................      9,272,492
      13,000  Peugeot SA....................      1,460,355
     103,315  Remy Cointreau................      2,921,345
     286,005  Rhone-Poulenc SA..............      9,732,034
      35,965  Saint Gobain..................      5,077,831
      56,945  Societe Generale..............      6,144,982
      66,000  Societe Nationale Elf
                Acquitaine..................      5,996,033
      58,303  Total SA......................      4,732,663
                                              --------------
                                                 77,357,272
                                              --------------

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              GERMANY -- 4.8%
     171,000  Daimler-Benz AG...............  $  11,706,180
      17,250  Degussa AG....................      7,835,267
      70,600  Hornbach Holdings Pref
                (Non-Vtg)...................      5,039,228
      16,800  Karstadt AG...................      5,581,435
      10,449  Mannesmann AG.................      4,489,837
     658,000  Metallgesellschaft AG.........     13,415,248
                                              --------------
                                                 48,067,195
                                              --------------
              HONG KONG -- 3.6%
     850,000  Citic Pacific Ltd.............      4,934,068
   1,090,000  Hutchison Whampoa Ltd.........      8,560,767
     270,000  New World Development Co.
                Ltd.........................      1,823,854
     748,000  Sun Hung Kai Properties.......      9,162,642
     915,000  Swire Pacific Ltd.............      8,724,148
  11,350,000  Tingyi Holding Corp...........      2,971,398
                                              --------------
                                                 36,176,877
                                              --------------
              INDIA -- 0.4%
     217,100  State Bank of India...........      3,853,525
                                              --------------
              INDONESIA -- 0.9%
   4,785,500  Bank Negara Indonesa BNI......      2,532,010
      71,000  Indosat ADR...................      1,943,625
   1,098,000  Jaya Real Property -
                Foreign.....................      1,533,714
     960,000  Jaya Real Property - Foreign
                Reg. D......................      1,340,952
   1,724,000  Kalbe Farma - Foreign
                Registered..................      1,970,285
                                              --------------
                                                  9,320,586
                                              --------------
              IRELAND -- 0.5%
   1,840,000  Smurfit Jefferson Group.......      5,463,155
                                              --------------
              ITALY -- 3.2%
     738,300  Arnoldo Mondadori Editore
                SPA.........................      5,996,715
   2,370,600  Banca Commerciale Italiana
                SPA.........................      4,303,095
   1,550,000  Fiat SPA......................      4,679,053
  *2,630,000  Finanziaria Autogrill SPA.....      2,542,650
   2,190,000  Stet..........................      9,938,178
   1,530,000  Telecom Italia SPA............      3,964,617
                                              --------------
                                                 31,424,308
                                              --------------
              JAPAN -- 18.9%
     503,000  Asahi Organic Chemicals
                Industry Co.................      2,959,843
     194,700  Canon Sales Co., Inc..........      4,327,785
      90,000  Chudenko Corp.................      2,589,816
     561,000  Chugai Pharmaceutical Co......      4,688,291
      54,000  Cosel Co......................        842,078
     435,000  Dai Nippon Printing Co........      7,607,909
     172,000  Danto Corp....................      1,674,507
     174,000  Fuji Machine Manufacturing
                Co..........................      4,602,223
      81,000  Japan Associated Finance
                Co..........................      6,385,371
     652,000  JGC Corp......................      4,881,433
     231,000  Kyudenko Corp.................      2,388,214
     193,000  Mabuchi Motor Co..............      9,694,064
     380,000  Maruichi Steel Tube...........      6,547,773
     529,000  Matsushita Electric Industrial
                Co..........................      8,613,853
     899,000  Mitsubishi Heavy Industries...      7,125,700
     186,000  Murata Manufacturing Co.......      6,169,553
     801,000  NGK Spark Plug................      8,764,280
     553,000  Nippon Express Co.............      3,782,907
      39,230  Nippon Television Network
                Corp........................     11,829,499
     350,000  Nomura Securities Co..........      5,246,834
     792,000  Onward Kashiyama Co. Ltd......     11,122,253
     525,000  Sakura Bank...................      3,745,154
     224,000  Sankyo Co. Ltd................      6,329,973
     305,000  Sanwa Bank Ltd................      4,151,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              JAPAN -- (CONTINUED)
     407,000  Seventy-Seven Bank............  $   3,331,179
      55,000  Sony Corp.....................      3,596,536
     935,000  Sumitomo Realty &
                Development.................      5,880,503
     167,000  Sumitomo Trust & Banking
                Co..........................      1,668,993
     616,000  Toda Construction Co..........      4,670,285
     516,000  Tokio Marine & Fire Insurance
                Co..........................      4,845,696
   1,468,000  Toyo Ink Manufacturing Co.....      6,007,581
     265,000  Toyota Motor Corp.............      7,602,739
     139,600  World Co......................      5,773,068
     918,000  Yamato Kogyo Co...............      8,462,651
      27,000  Yamazaki Baking Co............        430,342
                                              --------------
                                                188,340,691
                                              --------------
              LUXEMBOURG -- 0.2%
     192,100  Indo Gulf GDR.................        155,486
     202,500  Quilmes Industrial ADR........      1,847,813
                                              --------------
                                                  2,003,299
                                              --------------
              MALAYSIA -- 1.5%
   1,870,000  Land & General Holdings
                Berhad......................      4,479,696
     876,000  MBF Capital Berhad............      1,422,131
     720,000  Resorts World Berhad..........      3,278,551
   1,367,400  Sime Darby Berhad.............      5,387,289
                                              --------------
                                                 14,567,667
                                              --------------
              MEXICO -- 2.0%
     364,800  Cemex S.A. - CPO..............      1,309,146
     675,200  Cemex S.A. De C.V.............      2,423,069
   1,466,000  FEMSA S.A. B..................      4,990,955
   1,030,000  Grupo Carao S.A. Series A1....      5,364,583
 *11,140,000  Grupo Financiero Bancomer B...      4,457,698
     274,900  Transportacion Maritima A
                ADR.........................      1,271,413
                                              --------------
                                                 19,816,864
                                              --------------
              NETHERLANDS -- 3.5%
      62,800  Akzo Nobel NV.................      8,568,239
     268,787  Ing Groep NV..................      9,665,372
     218,178  KLM...........................      6,130,094
     209,000  Polygram NV...................     10,632,830
                                              --------------
                                                 34,996,535
                                              --------------
              NEW ZEALAND -- 0.9%
   1,720,680  Air New Zealand Ltd. B........      4,668,374
   1,916,000  Carter Holt Harvey Ltd........      4,345,451
                                              --------------
                                                  9,013,825
                                              --------------
              NORWAY -- 1.9%
     645,500  Fokus Bank....................      4,437,865
     553,801  Nycomed ASA A.................      8,456,130
     370,000  Saga Petroleum AS A...........      6,171,129
                                              --------------
                                                 19,065,124
                                              --------------
              PHILIPPINES -- 0.5%
      44,000  Philippine Long Distance
                ADR.........................      2,244,000
   2,710,000  Pilipino Telephone............      2,292,680
                                              --------------
                                                  4,536,680
                                              --------------
              PORTUGAL -- 0.1%
      10,300  Telecel Communicacoes 144A....        656,811
                                              --------------
              SINGAPORE -- 3.2%
     708,875  Development Bank of
                Singapore...................      9,577,892
     970,000  Far East-Levingston
                Shipbuilding................      5,062,127
   1,000,000  Keppel Corp...................      7,792,288
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              SINGAPORE -- (CONTINUED)
   1,240,000  Straits Steamship Land........  $   3,971,350
     515,000  United Overseas Bank..........      5,743,417
                                              --------------
                                                 32,147,074
                                              --------------
              SOUTH KOREA -- 1.0%
      51,920  Cho Sun Brewery Co............      1,320,260
     157,000  Korea Electric Power Corp.
                ADR.........................      3,218,500
     *80,260  Korean Air....................      1,234,039
     221,000  Pohang Iron & Steel Ltd.
                ADR.........................      4,475,250
                                              --------------
                                                 10,248,049
                                              --------------
              SPAIN -- 2.1%
      20,700  Acerinox SA...................      2,985,446
     128,000  Empresa Nacional de
                Electricidad ADR............      9,092,598
      63,000  Empresa Nacional de
                Electricidad................      4,410,000
     175,000  Telefonica de Espana SA.......      4,056,313
                                              --------------
                                                 20,544,357
                                              --------------
              SWEDEN -- 1.4%
     132,400  BT Industries AB..............      2,462,615
     269,000  Pharmacia & Upjohn DR.........     11,011,310
                                              --------------
                                                 13,473,925
                                              --------------
              SWITZERLAND -- 2.7%
       4,030  Cie Financiere Richemont AG...      5,642,572
       7,850  Nestle SA.....................      8,401,187
      13,100  Sulzer AG - Part Certified....      6,985,517
       3,200  Sulzer AG - Registered........      1,842,229
       5,475  Swissair Registered...........      4,415,977
                                              --------------
                                                 27,287,482
                                              --------------
              THAILAND -- 1.0%
   6,251,763  Bangkok Metropolitan Bank.....      2,438,281
     375,000  Land & House Co. Ltd..........      2,734,980
     310,000  Siam City Cement Public Co.
                Ltd.........................      1,620,122
     450,000  Siam Commercial...............      3,264,426
                                              --------------
                                                 10,057,809
                                              --------------
              UNITED KINGDOM -- 14.6%
     310,622  Allied Irish Banks PLC........      2,081,087
     133,000  Amersham International PLC....      2,617,434
     852,000  Associated British Foods......      7,064,145
     160,000  Bank of Ireland...............      1,460,766
   1,030,000  Bank of Scotland..............      5,437,742
     471,000  Boc Group PLC.................      7,040,606
     770,000  Boots Company PLC.............      7,939,150
   2,700,000  British Gas PLC...............     10,373,046
   1,032,000  British Telecommunications
                PLC.........................      6,967,114
   1,650,000  BTR...........................      8,019,153
   2,110,000  Cookson Group PLC.............      8,521,591
     960,000  CN de la Rue PLC..............      9,405,306
   1,870,000  National Grid Group PLC.......      6,256,257
   1,747,000  Northern Foods PLC............      6,113,817
     754,784  Powergen PLC..................      7,394,765
   1,220,000  Rank Group PLC................      9,092,309
     616,550  Reckitt & Colman PLC..........      7,638,940
     769,381  Royal & Sun Alliance
                Insurance...................      5,852,473
     675,082  Royal Bank of Scotland
                Group.......................      6,509,935
   1,856,529  Sainsbury (J) PLC.............     12,327,065
   1,110,000  Sun Life & Provincial
                Holdings....................      4,967,303
     610,000  United Biscuits PLC...........      2,192,176
                                              --------------
                                                145,272,180
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              VENEZUELA -- 0.3%
      95,600  Cia Anonima Telef De Venezuela
                ADR.........................  $   2,688,750
                                              --------------
              Total common stocks...........  $ 911,077,862
                                              --------------
                                              --------------
 PREFERRED STOCKS -- 0.8%
     140,900  Nokia Pref. ADS...............  $   8,119,363
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 7.3%
              U.S. TREASURY BILL -- 1.0%
 $10,000,000    5.00% due 12/11/97..........  $   9,501,678
                                              --------------
              REPURCHASE AGREEMENTS -- 6.3%
  40,063,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $40,078,067;
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................     40,063,000
  22,526,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $22,534,447;
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....     22,526,000
                                              --------------
                                                 62,589,000
                                              --------------
              Total short-term securities...  $  72,090,678
                                              --------------
                                              --------------

                                                           MARKET
                                                            VALUE
                                                        -------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $840,423,679)......   91.4%   $911,077,862
Total preferred stock (cost $4,920,928)......    0.8       8,119,363
Total short term securities (cost
  $72,090,678)...............................    7.3      72,090,678
                                               ------   -------------
Total investment in securities
  (Identified cost $917,435,285).............   99.5     991,287,903
Excess of cash and receivables over
  liabilities................................    0.5       5,255,128
                                               ------   -------------
Net assets (applicable to $1.40688 per share
  based on 708,337,983 shares outstanding)...  100.0%   $996,543,031
                                               ------   -------------
                                               ------   -------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share authorized
  1,500,000,000 shares, outstanding 708,337,983
  shares.............................................   $ 70,833,798
Capital surplus......................................    775,305,019
Undistributed net investment income..................         34,249
Undistributed net realized gain on investments.......     75,679,809
Unrealized appreciation of investments...............     73,852,618
Unrealized appreciation on futures contracts**.......        704,364
Unrealized appreciation on forward foreign currency
  contracts (Note 2).................................         99,800
Unrealized appreciation on translation on other
  assets and liabilities in foreign currencies.......         33,374
                                                        -------------
Net assets, applicable to shares outstanding.........   $996,543,031
                                                        -------------
                                                        -------------

  * Non-income producing during period.
 ** The Fund had 155 March TSE 35 Index futures contracts, 170 March MATIF CAC
    40 Index futures contracts, 388 March ALL ORDS Index futures, 47 Hang Seng index futures contracts, 1600 January IBEX futures contracts, 68 March TSE TOPIX Index futures contracts, 323 January OMX Stock Index futures contracts, 40 March MIB 30 Index futures contracts, and 164 March DTB DAX Index futures contracts open at December 31, 1996. The contracts had a market value of $822,332 at December 31, 1996.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                                                      UNREALIZED
                                              AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     TOTAL VALUE  FACE VALUE     DATE     (DEPRECIATION)
------------------------------  -----------  -----------  ---------  -------------
German Deutschemark (Buy)        $2,987,465   $2,954,956   03/20/97    $  32,509
Spanish Peseta (Buy)             3,581,466    3,543,485    01/17/97       37,981
Japanese Yen (Buy)               2,107,726    2,127,015    03/13/97      (19,289)
Swedish Krona (Buy)              4,357,300    4,308,701    01/24/97       48,599
                                                                     -------------
                                                                       $  99,800
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Dividend and Growth Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- 94.5%
             AEROSPACE & DEFENSE -- 3.2%
    198,200  Northrop Grumman Corp.........  $   16,401,050
    269,600  Sundstrand Corp...............      11,458,000
                                             --------------
                                                 27,859,050
                                             --------------
             BUSINESS SERVICES -- 0.2%
     81,500  Browning Ferris Industries,
               Inc.........................       2,139,375
                                             --------------
             COMMUNICATIONS EQUIPMENT --
             2.9%
     27,000  Comsat Corp...................         664,875
    141,200  Frontier Corp.................       3,194,650
    138,300  NYNEX Corp....................       6,655,688
    281,200  SBC Communications, Inc.......      14,552,100
                                             --------------
                                                 25,067,313
                                             --------------
             COMPUTERS & OFFICE EQUIPMENT -- 1.4%
    226,500  Xerox Corp....................      11,919,563
                                             --------------
             CONSUMER DURABLES -- 5.9%
    342,400  Ford Motor Co.................      10,914,000
    229,130  General Electric Corp.........      22,655,229
    188,800  Goodyear Tire & Rubber Co.....       9,699,600
    163,800  ITT Industries................       4,013,100
    143,900  Smith A.O. Corp...............       4,299,013
                                             --------------
                                                 51,580,942
                                             --------------
             CONSUMER NON-DURABLES -- 4.5%
    181,700  Avon Products, Inc............      10,379,613
    161,600  Colgate Palmolive Co..........      14,907,600
    154,000  Kimberly Clark Corp...........      14,668,500
                                             --------------
                                                 39,955,713
                                             --------------
             CONSUMER SERVICES -- 0.3%
     29,100  Eastman Kodak Co..............       2,335,275
                                             --------------
             ENERGY & SERVICES -- 13.3%
    280,200  Ashland, Inc..................      12,293,775
    333,400  Chevron Corp..................      21,671,000
     78,300  Equitable Resources...........       2,329,425
    211,600  Exxon Corp....................      20,736,800
    221,600  Pennzoil Co...................      12,520,400
    296,300  Phillips Petroleum Co.........      13,111,275
    328,200  Sun Company, Inc..............       7,999,875
    105,444  Union Pacific Resources
               Group.......................       3,084,237
    292,600  Unocal Corp...................      11,886,875
    481,600  USX-Marathon Group............      11,498,200
                                             --------------
                                                117,131,862
                                             --------------
             FINANCIAL SERVICES -- 17.3%
    294,300  Allstate Corp.................      17,032,613
    245,300  American Express Co...........      13,859,450
    371,600  Bancorp Hawaii, Inc...........      15,607,200
     63,000  CIGNA Corp....................       8,607,375
    339,800  Citicorp......................      34,999,400
    414,800  First Bank System, Inc........      28,310,100
    395,700  First Union Corp..............      29,281,800
     84,300  Wachovia Corp.................       4,762,950
                                             --------------
                                                152,460,888
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             8.2%
    778,950  Flowers Industries, Inc.......      16,747,425
    211,500  General Mills Co..............      13,403,813
    134,100  Interstate Bakeries...........       6,587,663
    120,900  Kellogg Co....................       7,934,063

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
             FOOD, BEVERAGE &
             TOBACCO -- (CONTINUED)
    247,700  Philip Morris Cos., Inc.......  $   27,897,213
                                             --------------
                                                 72,570,177
                                             --------------
             HEALTH CARE -- 11.0%
    236,700  American Home Products
               Corp........................      13,876,538
    199,200  Bard (C.R.), Inc..............       5,577,600
    141,700  Bristol-Myers Squibb Co.......      15,409,875
    272,000  Merck & Co., Inc..............      21,556,000
    495,300  Pharmacia & Upjohn............      19,626,263
    280,900  Warner-Lambert Co.............      21,067,500
                                             --------------
                                                 97,113,776
                                             --------------
             INDUSTRIAL MATERIALS -- 4.9%
    137,800  Calgon Carbon Corp............       1,688,050
     48,800  Crompton & Knowles Corp.......         939,400
     46,600  Dow Chemical Co...............       3,652,275
     91,000  EI du Pont de Nemours & Co....       8,588,125
     30,300  Eastman Chemical Co...........       1,674,075
     30,100  Georgia Gulf Corp.............         808,938
    267,700  International Paper Co........      10,808,388
     44,100  Nalco Chemical Co.............       1,593,113
     46,600  W.R. Grace Co.................       2,411,550
    210,900  Weyerhaeuser Co...............       9,991,388
     26,200  Witco Chemical Corp...........         799,100
                                             --------------
                                                 42,954,402
                                             --------------
             MANUFACTURING -- 1.5%
    160,100  Minnesota Mining &
               Manufacturing Corp..........      13,268,288
                                             --------------
             MEDIA & SERVICES -- 1.5%
     17,900  Acnielson Corp................         270,738
     93,200  Cognizant Corp................       3,075,600
    126,600  Gannett Co., Inc..............       9,479,175
                                             --------------
                                                 12,825,513
                                             --------------
             REAL ESTATE -- 1.2%
    134,100  Patriot American
               Hospitality.................       5,783,063
     80,400  Starwood Lodging Trust........       4,432,050
                                             --------------
                                                 10,215,113
                                             --------------
             RETAIL -- 2.5%
    253,500  Mercantile Stores, Inc........      12,516,563
    208,700  Sears, Roebuck & Co...........       9,626,288
                                             --------------
                                                 22,142,851
                                             --------------
             TRANSPORTATION -- 1.1%
    167,300  Union Pacific Corp............      10,058,913
                                             --------------
             UTILITIES -- 13.6%
    210,700  Ameritech Corp................      12,773,688
    330,400  BellSouth Corp................      13,339,900
     96,800  Carolina Power & Lighting.....       3,533,200
    187,500  Cinergy Corp..................       6,257,813
    258,000  DPL, Inc......................       6,321,000
    189,850  DQE, Inc......................       5,505,650
    415,800  Edison International..........       8,264,025
    255,100  GTE Corp......................      11,607,050
     50,000  Illinova Corp.................       1,375,000
    130,200  N E Electric System...........       4,540,725
    157,400  NIPSCO Industries.............       6,236,975
    159,900  Pacific Enterprises...........       4,856,963

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD DIVIDEND AND GROWTH FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- (CONTINUED)
             UTILITIES -- (CONTINUED)
    251,100  Pacific Gas & Electric Co.....  $    5,273,100
    289,400  Pinnacle West Capital.........       9,188,450
     93,700  Public Service Co. of
               Colorado....................       3,642,588
    118,400  Scana Corp....................       3,167,200
    218,600  Texas Utilities...............       8,907,950
    233,500  The Southern Co...............       5,282,939
                                             --------------
                                                120,074,216
                                             --------------
             Total common stocks...........    $831,673,230
                                             --------------
                                             --------------
 PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE PREFERRED STOCK -- 2.7%
             ELECTRONICS -- 1.0%
$   150,400  Loral Space & Comm 144A.......  $    8,422,387
                                             --------------
             MEDIA & SERVICES -- 1.7%
    331,800  American Radio 144A...........      15,262,800
                                             --------------
             Total convertible preferred
               stocks......................  $   23,685,187
                                             --------------
                                             --------------
REPURCHASE AGREEMENTS -- 4.1%
 25,430,000  Interest in $399,594,000 joint
               repurchase agreement dated
               12/31/96 with State Street
               Bank 6.7693% due 01/02/97;
               maturity amount $25,439,564;
               (Collateralized by
               $218,212,000 U.S. Treasury
               Note 6.25% due 06/30/98 and
               $280,160,000 U.S. Treasury
               Strip (principal) 0% due
               05/15/19)...................  $   25,430,000
 11,036,000  Interest in $300,000,000 joint
               repurchase agreement dated
               12/31/96 with First Boston
               6.75% due 01/02/97; maturity
               amount $11,040,138;
               (Collateralized by
               $301,035,000 U.S. Treasury
               Note 6.25% due 10/31/01)....      11,036,000
                                             --------------
             Total short-term securities...  $   36,466,000
                                             --------------
                                             --------------
                                                 MARKET
                                                 VALUE
                                             --------------
DIVERSIFICATION OF ASSETS:

Total common stocks (cost $724,008,011)......   94.5 %  $831,673,230
Total convertible preferred stocks (cost
  $24,312,725)...............................    2.7      23,685,187
Total short-term securities (cost
  $36,466,000)...............................    4.1      36,466,000
                                               ------   ------------
Total investment in securities
  (Identified cost $784,786,736).............  101.3     891,824,417
Excess of liabilities over cash and
  receivables................................   (1.3)    (11,843,975)
                                               ------   ------------
Net assets (applicable to $1.5474 per share
  based on 568,675,128 shares outstanding)...  100.0 %  $879,980,442
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  1,500,000,000 shares; outstanding 568,675,128
  shares.............................................   $ 56,867,513
Capital surplus......................................    688,039,346
Undistributed net investment income..................        246,581
Undistributed net realized gain on investments.......     27,789,321
Unrealized appreciation of investments...............    107,037,681
                                                        ------------
Net assets, applicable to shares outstanding.........   $879,980,442
                                                        ------------
                                                        ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford International Advisers Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 53.0%
             ARGENTINA -- 0.4%
     20,000  Perezcompanc S.A. B.....................  $      140,625
     12,000  YPY S.A. ADR............................         303,000
                                                       --------------
                                                              443,625
                                                       --------------
             AUSTRALIA -- 2.1%
     63,750  Amcor Ltd...............................         409,627
    154,955  Boral Ltd...............................         440,604
     32,047  Broken Hill Proprietary Co. Ltd.........         456,128
    272,252  Goodman Fielder Ltd.....................         337,330
    110,000  Pioneer International Ltd...............         327,630
     13,000  Qantas Airways Ltd. ADR***..............         216,831
                                                       --------------
                                                            2,188,150
                                                       --------------
             AUSTRIA -- 0.5%
      4,400  OMV AG..................................         495,630
                                                       --------------
             BELGIUM -- 0.4%
     *4,800  Credit Communal Holding***..............         437,469
                                                       --------------
             BRAZIL -- 0.7%
    250,000  Centrais Eletricas S.A..................          89,501
    128,200  Cervejaria Brahma Pref..................          70,078
     13,750  Electrobras On ADR......................         246,128
  1,080,000  Petrol Brasileiro.......................         172,015
  2,070,000  Telecomunic Brasileiras.................         148,413
                                                       --------------
                                                              726,135
                                                       --------------
             CANADA -- 0.9%
     31,000  Canadian Pacific Ltd....................         821,500
     15,900  Canwest Global Communication Corp.......         162,975
                                                       --------------
                                                              984,475
                                                       --------------
             CHILE -- 0.4%
     15,000  Enersis S.A. ADR........................         416,250
                                                       --------------
             DENMARK -- 1.4%
     19,000  Tele Danmark ADR Class B................         517,750
     18,500  UniDanmark A Registered.................         956,533
                                                       --------------
                                                            1,474,283
                                                       --------------
             FINLAND -- 0.9%
        100  Kesko...................................           1,408
    *95,000  Merita Bank Ltd. A......................         294,749
     42,000  Metsa-Serla Oy B........................         314,384
     18,000  Rauma Oy................................         378,823
                                                       --------------
                                                              989,364
                                                       --------------
             FRANCE -- 4.4%
      3,751  Accor...................................         474,040
      4,800  Assurances Generales***.................         154,653
     11,500  Assurances Generales de France..........         370,523
     12,500  Banque Nationale de Paris...............         482,810
      6,000  Credit Commercial de France.............         276,990
      8,215  Havas S.A...............................         575,190
        700  Peugeot S.A.............................          78,634
      7,016  Remy Cointreau..........................         198,385
     15,487  Rhone-Poulenc S.A.......................         526,984
      3,382  Saint Gobain............................         477,497
      2,808  Societe Generale........................         303,014
      3,200  Societe Nationale Elf Aquitaine.........         290,717
      4,389  Total S.A...............................         356,271
                                                       --------------
                                                            4,565,708
                                                       --------------

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
             GERMANY -- 2.7%
      9,950  Daimler-Benz AG.........................  $      681,149
        980  Degussa AG..............................         445,134
      4,800  Hornbach Holdings Pref (Non-Vtg)........         342,610
      1,230  Karstadt AG.............................         408,641
        450  Mannesmann AG...........................         193,361
     38,400  Metallgesellschaft AG...................         782,896
                                                       --------------
                                                            2,853,791
                                                       --------------
             HONG KONG -- 2.0%
     50,000  Citic Pacific Ltd.......................         290,239
     70,000  Hutchison Whampoa Ltd...................         549,774
     51,000  Lai Sun Development.....................          77,143
     14,000  New World Development Co. Ltd...........          94,570
     39,000  Sun Hung Kai Properties.................         477,731
     50,000  Swire Pacific Ltd.......................         476,729
    700,000  Tingyi Holding Corp.....................         183,258
                                                       --------------
                                                            2,149,444
                                                       --------------
             INDIA -- 0.2%
     11,600  State Bank of India GDR.................         205,900
                                                       --------------
             INDONESIA -- 0.5%
    265,600  Bank Negara Indonesa BNI................         140,476
      4,000  Indosat ADR.............................         109,500
     38,000  Jaya Real Property - Foreign............          53,079
     60,000  Jaya Real Property - Foreign Reg. D.....          83,810
     80,000  Kalbe Farma - Foreign Registered........          91,429
                                                       --------------
                                                              478,294
                                                       --------------
             IRELAND -- 0.3%
    110,000  Smurfit Jefferson Group.................         326,602
                                                       --------------
             ITALY -- 1.7%
     47,900  Arnoldo Mondadori Editore SPA...........         389,060
    160,300  Banca Commerciale Italiana SPA..........         290,975
     70,000  Fiat SPA................................         211,312
   *100,000  Finanziaria Autogril....................          96,679
    128,500  Stet....................................         583,131
     62,000  Telecom Italia SPA......................         160,657
                                                       --------------
                                                            1,731,814
                                                       --------------
             JAPAN -- 11.6%
     16,000  Asahi Organic Chemicals Industry Co.....          94,150
     17,600  Canon Sales Co., Inc....................         391,212
      4,000  Chudenko Corp...........................         115,103
     29,000  Chugai Pharmaceutical Co................         242,354
      2,000  Cosel Co................................          31,188
     39,000  Dai Nippon Printing Co..................         682,088
      7,000  Danto Corp..............................          68,149
     13,000  Fuji Machine Mfg. Co....................         343,844
     42,000  JGC Corp................................         314,448
      4,000  Japan Associated Finance Co.............         315,327
     11,000  Kyudenko Corp...........................         113,724
     12,000  Mabuchi Motor Co........................         602,740
     16,000  Maruichi Steel Tube.....................         275,696
     42,000  Matsushita Electric Industrial Co.......         683,898
     83,000  Mitsubishi Heavy Industries.............         657,879
     12,000  Murata Manufacturing Co.................         398,036
     50,000  NGK Spark Plug..........................         547,084
     67,000  Nippon Express Co.......................         458,327
      1,890  Nippon Television Network Corp..........         569,915
     18,000  Nomura Securities Co....................         269,837
     51,000  Onward Kashiyama Co.....................         716,206

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
COMMON STOCKS -- (CONTINUED)
             JAPAN -- (CONTINUED)
     50,000  Sakura Bank.............................  $      356,681
     11,000  Sankyo Co. Ltd..........................         310,847
     26,000  Sanwa Bank Ltd..........................         353,924
     20,000  Seventy-Seven Bank......................         163,694
      4,200  Sony Corp...............................         274,645
     46,000  Sumitomo Realty & Development...........         289,308
      8,000  Sumitomo Trust & Banking Co.............          79,952
     44,000  Toda Construction Co....................         333,592
     26,000  Tokio Marine & Fire Insurance Co........         244,163
     81,000  Toyo Ink Manufacturing Co...............         331,481
     20,000  Toyota Motor Corp.......................         573,792
      9,100  World Co................................         376,325
     55,000  Yamato Kogyo Co.........................         507,022
      1,000  Yamazaki Baking Co. Ltd.................          15,939
                                                       --------------
                                                           12,102,570
                                                       --------------
             LUXEMBOURG -- 0.1%
      8,500  Indo Gulf GDR...........................           6,880
     11,900  Quilmes Industrial ADR..................         108,588
                                                       --------------
                                                              115,468
                                                       --------------
             MALAYSIA -- 0.9%
    101,000  Land & General Holdings Berhad..........         241,952
    110,000  MBF Capital Berhad......................         178,578
     36,000  Resort World Berhad.....................         163,928
     94,000  Sime Darby Berhad.......................         370,342
                                                       --------------
                                                              954,800
                                                       --------------
             MEXICO -- 1.2%
     41,700  Cemex S.A. - CPO........................         149,647
     31,300  Cemex S.A. De C.V.......................         112,325
     90,000  FEMSA S.A. B............................         306,402
     60,000  Grupo Carso S.A. Series A1..............         312,500
   *670,000  Grupo Financiero Bancomer B.............         268,102
     14,650  Transportacion Maritima A ADR...........          67,756
                                                       --------------
                                                            1,216,732
                                                       --------------
             NETHERLANDS -- 2.1%
      3,300  Akzo Nobel NV...........................         450,242
     19,187  Ing Groep NV............................         689,950
     13,010  KLM.....................................         365,539
     13,000  Polygram NV.............................         661,372
                                                       --------------
                                                            2,167,103
                                                       --------------
             NEW ZEALAND -- 0.4%
    102,600  Air New Zealand Ltd. B..................         278,364
     78,000  Carter Holt Harvey Ltd..................         176,902
                                                       --------------
                                                              455,266
                                                       --------------
             NORWAY -- 1.2%
     59,100  Fokus Bank..............................         406,317
     33,344  Nycomed ASA A...........................         509,138
     22,500  Saga Petroleum AS A.....................         375,271
                                                       --------------
                                                            1,290,726
                                                       --------------
             PHILIPPINES -- 0.3%
      3,000  Philippine Long Distance ADR............         153,000
    160,000  Pilipino Telephone......................         135,361
                                                       --------------
                                                              288,361
                                                       --------------
             PORTUGAL -- 0.1%
        600  Telecel Communicacoes***................          38,261
                                                       --------------
  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
             SINGAPORE -- 1.9%
     46,000  Development Bank of Singapore...........  $      621,524
     60,000  Far East-Levingston Shipbuilding........         313,121
     69,000  Keppel Corp.............................         537,668
     80,000  Straits Steamship Land..................         256,216
     23,000  United Overseas Bank....................         256,502
                                                       --------------
                                                            1,985,031
                                                       --------------
             SOUTH KOREA -- 0.5%
      2,830  Cho Sun Brewery Co......................          71,963
      4,350  Korean Air..............................          66,883
      5,000  Korea Electric Power ADR................         102,500
     13,000  Pohang Iron & Steel Ltd. ADR............         263,250
                                                       --------------
                                                              504,596
                                                       --------------
             SPAIN -- 1.2%
      1,750  Acerinox S.A............................         252,393
      4,000  Empresa Nacional de Electricidad ADR....         284,144
      5,250  Empresa Nacional de Electricidad........         367,500
     17,000  Telefonica de Espana S.A................         394,042
                                                       --------------
                                                            1,298,079
                                                       --------------
             SWEDEN -- 0.7%
      6,000  BT Industries AB........................         111,599
     16,000  Pharmacia & Upjohn DR...................         654,948
                                                       --------------
                                                              766,547
                                                       --------------
             SWITZERLAND -- 1.5%
        240  Cie Financiere Richemont AG.............         336,034
        390  Nestle SA...............................         417,384
        865  Sulzer AG - Part Certified..............         461,257
        200  Sulzer AG - Registered..................         115,139
        300  Swissair Registered.....................         241,971
                                                       --------------
                                                            1,571,785
                                                       --------------
             THAILAND -- 0.6%
    310,127  Bangkok Metropolitan Bank...............         120,954
     24,100  Land & House Co. Ltd....................         175,768
     16,000  Siam City Cement Public Co. Ltd.........          83,619
     30,000  Siam Commercial.........................         217,628
                                                       --------------
                                                              597,969
                                                       --------------
             UNITED KINGDOM -- 9.0%
     14,637  Allied Irish Banks PLC..................          98,064
      7,000  Amersham International PLC..............         137,760
     64,000  Associated British Foods................         530,640
     20,000  Bank of Ireland.........................         182,596
    100,000  Bank of Scotland........................         527,936
     29,000  Boc Group PLC...........................         433,498
     50,000  Boots Co. PLC...........................         515,529
     76,000  British Gas PLC.........................         614,699
    760,000  British Telecom Co. PLC.................         513,082
     80,000  BTR.....................................         388,807
    120,000  Cookson Group PLC.......................         484,640
     62,000  CN de la Rue PLC........................         607,426
     90,000  National Grid Group PLC.................         301,103
    104,000  Northern Foods PLC......................         363,959
     50,690  Powergen PLC............................         496,620
     77,000  Rank Group PLC..........................         573,859
     40,350  Reckitt & Colman PLC....................         499,929
     58,469  Royal & Sun Alliance Insurance..........         444,754
     55,233  Royal Bank of Scotland..................         532,622
    116,143  Sainsbury (J) PLC.......................         771,172
     60,000  Sun Life & Provincial Holdings..........         268,503

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
COMMON STOCKS -- (CONTINUED)
             UNITED KINGDOM -- (CONTINUED)
     20,000  United Biscuits PLC.....................  $       71,875
                                                       --------------
                                                            9,359,073
                                                       --------------
             VENEZUELA -- 0.2%
      5,600  Cia Anonima Telef De Venezuela ADR......         157,500
                                                       --------------
             Total common stocks.....................  $   55,336,801
                                                       --------------
                                                       --------------
PREFERRED STOCK -- 0.4%
             FINLAND -- 0.4%
      6,800  Nokia Corp. Pref. ADS...................  $      391,850
                                                       --------------
                                                       --------------
 PRINCIPAL
  AMOUNT
-----------
FOREIGN CORPORATE BONDS -- 1.6%
             CANADA -- 0.7%
             Centra Gas Ontario
$   465,000    7.80% due 12/01/06....................  $      360,889
             Trans-Canada Pipelines
    415,000    8.55% due 02/01/06....................         341,930
                                                       --------------
                                                              702,819
                                                       --------------
             FRANCE -- 0.9%
             Credit National
  3,300,000    7.25% due 05/14/03....................         687,932
             Electricite Defrance
 32,000,000    4.75% due 12/05/01....................         316,016
                                                       --------------
                                                            1,003,948
                                                       --------------
             Total foreign corporate bonds...........  $    1,706,767
                                                       --------------
                                                       --------------
FOREIGN GOVERNMENT BONDS -- 28.1%
             AUSTRALIA -- 1.2%
             Australia Commonwealth
  1,400,000    9.50% due 08/15/03....................  $    1,244,669
                                                       --------------
             AUSTRIA -- 1.2%
             Austria Republic
 75,000,000    5.00% due 01/22/01....................         735,009
 50,000,000    6.25% due 10/16/03....................         537,930
                                                       --------------
                                                            1,272,939
                                                       --------------
             BELGIUM -- 0.9%
             Belgium Kingdom
  5,000,000    7.00% due 05/15/06....................         170,001
 18,000,000    7.25% due 04/29/04....................         626,511
  3,050,000    9.00% due 06/27/01....................         112,967
                                                       --------------
                                                              909,479
                                                       --------------
             CANADA -- 2.2%
             Canada Government
    340,000    6.50% due 06/01/04....................         253,172
  1,150,000    7.25% due 06/01/03....................         896,463
    100,000    8.00% due 06/01/23....................          81,239
  1,050,000    8.50% due 03/01/00....................         844,610
    250,000    8.75% due 12/01/05....................         212,176
                                                       --------------
                                                            2,287,660
                                                       --------------
             DENMARK -- 1.6%
             Denmark Kingdom
  2,860,000    8.00% due 03/15/06....................         533,319
 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
             DENMARK -- (CONTINUED)
  5,600,000    9.00% due 11/15/00....................  $    1,081,760
                                                       --------------
                                                            1,615,079
                                                       --------------
             FINLAND -- 1.6%
             Finnish Republic
  7,000,000    7.25% due 04/18/06....................       1,629,309
                                                       --------------
             FRANCE -- 1.5%
             France O.A.T.
  5,900,000    6.00% due 10/25/25....................       1,018,565
  2,626,000    9.50% due 01/25/01....................         600,843
                                                       --------------
                                                            1,619,408
                                                       --------------
             GERMANY -- 6.0%
             German Federal Unity
  2,679,000    6.25% due 01/04/24....................       1,649,876
    375,000    6.50% due 07/15/03....................         258,758
  3,260,000    8.25% due 09/20/01....................       2,421,875
  1,400,000    8.50% due 02/20/01....................       1,041,614
  1,200,000    8.75% due 07/20/00....................         890,164
                                                       --------------
                                                            6,262,287
                                                       --------------
             ITALY -- 3.4%
             Italy BTPS
260,000,000     8.50% due 01/04/99...................         178,520
1,360,000,000    8.50% due 08/01/99...................        934,961
335,000,000     8.50% due 01/01/99...................         229,355
2,100,000,000    9.00% due 10/01/03...................      1,511,641
275,000,000    10.50% due 07/15/00...................         202,601
675,000,000    12.00% due 06/01/01...................         530,056
                                                       --------------
                                                            3,587,134
                                                       --------------
             JAPAN -- 0.4%
             Japan Government #33B
 49,000,000    3.80% due 09/20/16....................         452,512
                                                       --------------
             NETHERLANDS -- 0.4%
             Netherlands Government
    705,000    7.00% due 06/15/05....................         444,666
                                                       --------------
             PORTUGAL -- 0.3%
             Portugal Republic
 43,000,000    9.50% due 02/23/06....................         325,443
                                                       --------------
             SPAIN -- 1.0%
             Spanish Government
 71,500,000     8.40% due 04/30/01...................         601,408
 13,700,000    10.00% due 02/28/05...................         126,715
 29,000,000    11.30% due 01/15/02...................         273,506
                                                       --------------
                                                            1,001,629
                                                       --------------
             SWEDEN -- 1.5%
             Sweden Kingdom
  1,500,000     8.00% due 08/15/07...................         239,878
  4,300,000    10.25% due 05/05/03...................         769,897
  2,700,000    13.00% due 06/15/01...................         509,831
                                                       --------------
                                                            1,519,606
                                                       --------------
             UNITED KINGDOM -- 4.9%
             United Kingdom Treasury Gilt
    475,000    7.00% due 11/06/01....................         804,231

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
    800,000    7.75% due 09/08/06....................       1,389,576
    660,000    9.75% due 08/27/02....................       1,251,934
    940,000    9.00% due 03/03/00....................       1,693,075
                                                       --------------
                                                            5,138,816
                                                       --------------
             Total foreign government bonds..........  $   29,310,636
                                                       --------------
                                                       --------------

SUPRANATIONAL -- 4.4%
             Asian Development Bank
120,000,000    5.00% due 02/02/03....................  $    1,201,861
             European Investment Bank
160,000,000    3.00% due 09/20/06....................       1,408,633
             Interamerican Development Bank
100,000,000    6.00% due 10/30/01....................       1,029,551
             International Bank for Recon &
             Development
100,000,000    4.75% due 12/20/04....................       1,003,705
                                                       --------------
             Total supranational.....................  $    4,643,750
                                                       --------------
                                                       --------------
U.S. TREASURIES & FEDERAL AGENCIES -- 3.8%
             U.S. Treasury Notes
  2,000,000     5.25% due 12/31/97...................  $    1,986,874
  2,000,000    6.125% due 12/31/01...................       1,992,500
                                                       --------------
             Total U.S. treasuries & Federal
               agencies..............................  $    3,979,374
                                                       --------------
                                                       --------------
SHORT-TERM SECURITIES -- 9.9%
             U.S. TREASURY BILL -- 0.1%
             U.S. Treasury Bill
    150,000    4.87% due 01/02/97....................         149,980
                                                       --------------
             REPURCHASE AGREEMENT -- 9.8%
  6,609,000  Interest in $399,594,000 joint
               repurchase agreement dated 12/31/96
               with State Street Bank 6.7693% due
               01/02/97; maturity amount $6,611,485;
               (Collateralized by $218,212,000 U.S.
               Treasury Note 6.25% due 06/30/98 and
               $280,160,000 U.S. Treasury Strip
               (principal) 0% due 05/15/19)..........       6,609,000
  3,578,000  Interest in $300,000,000 joint
               repurchase agreement dated 12/31/96
               with First Boston 6.75% due 01/02/97;
               maturity amount $3,579,342;
               (Collateralized by $301,035,000 U.S.
               Treasury Note 6.25% due 10/31/01).....       3,578,000
                                                       --------------
                                                           10,187,000
                                                       --------------
             Total short-term securities.............  $   10,336,980
                                                       --------------
                                                       --------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $52,493,855).......   53.0%   $   55,336,801
Total preferred stock (cost $237,480)........    0.4           391,850
Total foreign corporate bonds (cost
  $1,426,239)................................    1.6         1,706,767
Total foreign government bonds (cost
  $28,725,284)...............................   28.1        29,310,636
Total supranational (cost $4,792,408)........    4.4         4,643,750
Total U.S. treasuries & Federal agencies
  (cost $3,987,969)..........................    3.8         3,979,374
Total short-term securities (cost
  $10,336,980)...............................    9.9        10,336,980
                                               ------   --------------
Total investment in securities
  (Identified cost $102,000,215).............  101.2       105,706,158
Excess of liabilities over cash and
  receivables................................  (1.2)        (1,220,416)
                                               ------   --------------
Net assets (applicable to $1.16657 per share
  based on 89,565,973 shares outstanding)....  100.0%   $  104,485,742
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 89,565,973
  shares.............................................   $    8,956,597
Capital surplus......................................       91,427,240
Distribution in excess of net investment income......         (107,552)
Undistributed net realized gain on investments.......          367,957
Unrealized appreciation of investments...............        3,705,943
Unrealized appreciation on futures contracts**.......          122,560
Unrealized appreciation on forward foreign currency
  contracts (Note 2).................................           23,782
Unrealized depreciation on translation on other
  assets and liabilities in foreign currencies.......          (10,785)
                                                        --------------
Net assets, applicable to shares outstanding.........   $  104,485,742
                                                        --------------
                                                        --------------

  * Non-income producing during period.
 ** The Fund had 12 March TSE 35 Index futures contracts, 8 March MATIF CAC 40
    Index futures contracts, 16 March ALL ORDS Index futures, 3 March LIF FTSE 100 Index futures contracts, 158 January IBEX futures contracts, 23 January OMX Stock Index futures contracts, 4 March MIB 30 Index futures contracts, and 11 March DTB DAX Index futures contracts, 1 March TSE 10 year JGB Index futures contract open at December 31, 1996. The contracts had a market value of $129,156 at December 31, 1996.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                                                      UNREALIZED
                                              AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     TOTAL VALUE  FACE VALUE     DATE     (DEPRECIATION)
------------------------------  -----------  -----------  ---------  -------------
Australian Dollars (Buy)         $ 555,909    $ 554,232    01/17/97    $   1,677
Australian Dollars (Sell)        1,240,273    1,242,571    01/29/97        2,298
Belgian Francs (Sell)              906,180      901,473    03/27/97       (4,707)
British Pounds (Buy)               667,705      610,506    01/08/97       57,199
British Pounds (Buy)               667,705      608,868    01/08/97       58,837
British Pounds (Buy)             1,151,605    1,125,580    03/26/97       26,025
British Pounds (Sell)            1,335,411    1,266,720    01/08/97      (68,691)
British Pounds (Sell)            1,457,980    1,343,486    01/29/97     (114,494)
British Pounds (Sell)              345,671      329,260    01/29/97      (16,411)
British Pounds (Sell)              343,960      326,424    01/29/97      (17,536)
British Pounds (Sell)              516,796      493,619    01/29/97      (23,177)
British Pounds (Sell)              515,085      494,242    01/29/97      (20,843)
British Pounds (Sell)              344,816      338,923    01/29/97       (5,893)
British Pounds (Sell)              855,622      825,000    01/29/97      (30,622)
British Pounds (Sell)              766,638      739,200    01/29/97      (27,438)
Canadian Dollars (Buy)             549,652      552,771    03/03/97       (3,119)
Canadian Dollars (Buy)             857,457      859,662    03/03/97       (2,205)
Canadian Dollars (Buy)             307,826      309,415    03/20/97       (1,589)
Canadian Dollars (Sell)          2,194,105    2,200,301    01/29/97        6,196
Canadian Dollars (Sell)            782,564      784,745    01/29/97        2,181
Canadian Dollars (Sell)          1,407,109    1,426,237    03/03/97       19,128
Danish Krone (Sell)              1,617,087    1,601,318    03/26/97      (15,769)
Dutch Guilder (Sell)               445,576      441,210    03/27/97       (4,366)
Finnish Markkas (Sell)           1,619,641    1,606,639    03/27/97      (13,002)
French Franc (Sell)              2,317,094    2,285,714    01/29/97      (31,380)
French Franc (Sell)                684,892      677,255    03/27/97       (7,637)
German Deutschemarks (Sell)      1,146,384    1,133,721    03/26/97      (12,663)
German Deutschemarks (Sell)      6,264,698    6,218,067    03/27/97      (46,631)
German Deutschemarks (Buy)         689,284      681,783    03/20/97        7,501
German Deutschemarks (Buy)       1,301,992    1,292,120    03/21/97        9,872
Italian Lira (Buy)                 367,159      363,372    03/21/97        3,787
Italian Lira (Sell)              3,580,832    3,552,444    01/29/97      (28,388)
Japanese Yen (Sell)              3,285,764    3,494,893    01/13/97      209,129
Japanese Yen (Sell)                484,345      503,289    01/13/97       18,944
Japanese Yen (Sell)                340,339      347,667    01/13/97        7,328
Japanese Yen (Sell)                 83,895       87,452    01/13/97        3,557
Japanese Yen (Sell)              1,072,479    1,123,422    01/13/97       50,943
Japanese Yen (Sell)                389,206      407,056    01/13/97       17,850
Japanese Yen (Sell)                787,061      810,402    01/13/97       23,341
Japanese Yen (Sell)                289,742      295,310    01/13/97        5,568
Japanese Yen (Sell)                549,546      558,242    01/17/97        8,696
Portuguese Escudo (Sell)           323,319      319,335    01/29/97       (3,984)
Spanish Pesetas (Buy)              406,759      402,446    01/17/97        4,313
Spanish Pesetas (Sell)             992,519      981,686    01/29/97      (10,833)
Swedish Kronas (Buy)               301,510      298,147    01/24/97        3,363
Swedish Kronas (Buy)                97,302       96,217    01/24/97        1,085
Swedish Kronas (Sell)              751,127      746,487    01/29/97       (4,640)
Swedish Kronas (Sell)              772,482      763,464    01/29/97       (9,018)
                                                                     -------------
                                                                       $  23,782
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Small Company Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 88.1%
             AEROSPACE & DEFENSE -- 1.1%
     14,100  Gulfstream Aerospace Corp...............  $     341,925
      5,000  Rohr, Inc...............................        113,125
                                                       --------------
                                                             455,050
                                                       --------------
             BUSINESS SERVICES -- 2.4%
    *44,100  Borg-Warner Security....................        474,075
      3,000  Lason, Inc..............................         61,500
     16,800  Prepaid Legal Services..................        306,600
     13,500  Western Wireless Corp. Class A..........        187,313
                                                       --------------
                                                           1,029,488
                                                       --------------
             COMMUNICATION EQUIPMENT -- 5.2%
      4,200  Etec Systems, Inc.......................        160,650
    *23,600  Gilat Satellite Network.................        581,150
    *16,600  Natural Microsystems Corp...............        522,900
    *14,400  Oak Industries, Inc.....................        331,200
     22,100  Scitex Corp.............................        209,950
     *9,600  Videoserver, Inc........................        408,000
                                                       --------------
                                                           2,213,850
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 1.1%
    *40,000  Diamond Multimedia Systems..............        475,000
                                                       --------------
             CONSUMER DURABLES -- 1.0%
     15,200  First Brands Corp.......................        431,300
                                                       --------------
             CONSUMER NON-DURABLES -- 0.1%
      4,900  Vans, Inc...............................         61,250
                                                       --------------
             CONSUMER SERVICES -- 2.9%
     22,600  Golden Bear Golf, Inc...................        254,250
     43,600  Iwerks Entertainment, Inc...............        218,000
      3,200  PJ America, Inc.........................         57,600
     *4,700  Planet Hollywood International, Inc.....         92,825
     25,800  Prime Hospitality Corp..................        416,025
    *44,600  Rally's Hamburgers, Inc.................        203,488
                                                       --------------
                                                           1,242,188
                                                       --------------
             ELECTRONICS -- 5.4%
    *15,100  Actel Corp..............................        358,625
     18,400  Cinductus, Inc..........................        119,600
     25,800  Dallas Semiconductor....................        593,392
     25,000  Gemstar International Group Ltd.........        437,500
     87,300  Intelligent Electronics.................        698,400
      6,900  Puma Technology, Inc....................        119,025
                                                       --------------
                                                           2,326,542
                                                       --------------
             ENERGY & SERVICES -- 1.2%
    *12,900  Falcon Drilling Co......................        506,325
                                                       --------------
             FINANCIAL SERVICES -- 9.8%
      8,700  Bancorp Hawaii, Inc.....................        365,400
        992  Conseco, Inc............................         63,248
     12,500  Frontier Insurance Group................        478,125
     16,900  Imperial Bancorp........................        386,588
     29,000  Imperial Credit Industries..............        609,000
     12,500  Legg Mason, Inc.........................        481,250
      9,300  MMI Companies, Inc......................        299,925
     12,600  Reinsurance Group of America............        593,775
     20,000  Resource Bancshares.....................        285,000
     29,300  Westcorp, Inc...........................        640,938
                                                       --------------
                                                           4,203,249
                                                       --------------

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
             FOOD, BEVERAGE & TOBACCO -- 1.1%
     12,600  Robert Mondavi Corp. Class B............  $     459,900
                                                       --------------
             HEALTH CARE -- 18.7%
     16,800  Alliance Pharmaceuticlas Corp...........        228,900
     27,700  Amylin Pharmaceuticals, Inc.............        360,100
    *19,400  Apria Healthcare........................        363,750
     11,800  Bergen Brunswig Corp. Class A...........        336,300
    *12,600  FHP International.......................        467,775
    *17,000  Genesis Health Ventures, Inc............        529,125
    *21,900  Haemonetics.............................        413,363
     15,200  IDX Systems Corp........................        435,100
     10,600  Isomedix, Inc...........................        137,800
     33,900  Kinetic Concepts, Inc...................        415,275
     16,800  Ligand Pharmaceuticals Class B..........        249,900
     13,600  Liposome Co., Inc.......................        260,100
     23,500  Magainin Pharmaceuticals, Inc...........        226,188
     24,000  Magellan Health Services, Inc...........        537,000
     18,300  McKesson................................      1,024,800
     22,100  Medpartners.............................        464,100
     39,400  NABI, Inc...............................        344,750
     20,900  Physio-Control International Corp.......        470,250
     23,500  Vencor, Inc.............................        743,188
                                                       --------------
                                                           8,007,764
                                                       --------------
             INDUSTRIAL MATERIALS -- 2.2%
    *21,500  Noble Drilling Corp.....................        427,313
     20,000  Tetra Technologies......................        505,000
                                                       --------------
                                                             932,313
                                                       --------------
             MANUFACTURING -- 4.2%
     15,000  Fore Systems, Inc.......................        493,125
      9,800  Memtec Ltd. ADR.........................        322,175
     12,100  NN Ball & Roller, Inc...................        184,525
     34,500  Tyco Toys, Inc..........................        405,375
     10,600  UCAR International, Inc.................        398,825
                                                       --------------
                                                           1,804,025
                                                       --------------
             MEDIA & SERVICES -- 6.2%
     29,900  American Telecasting....................        171,925
     17,730  HSN.....................................        421,088
    *15,500  International Cabletel, Inc.............        391,375
     19,300  Macromedia, Inc.........................        347,400
     *1,700  Metro Networks, Inc.....................         42,925
    *30,500  Pegasus Communications Corp.............        419,375
     25,400  Peoples Choice TV Corp..................        155,575
     32,500  Playboy Enterprises Class B.............        316,875
     62,300  Valuevisiom International, Inc. Cla.....        334,863
      2,400  West Teleservices Corp..................         54,600
                                                       --------------
                                                           2,656,001
                                                       --------------
             REAL ESTATE -- 0.8%
     20,200  Castle & Cooke, Inc.....................        320,675
                                                       --------------
             RETAIL -- 8.2%
     13,900  Bed & Bath Beyond, Inc..................        337,075
     12,900  Brinker International, Inc..............        206,400
     18,500  Ethan Allen, Inc........................        712,250
     21,200  Gymboree Corp...........................        484,950
      9,700  Mercantile Stores, Inc..................        478,938
     14,000  Saks Holding, Inc.......................        378,000
     69,000  Sports and Recreation...................        534,750
     29,700  Urban Outfitters, Inc...................        386,100
                                                       --------------
                                                           3,518,463
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
COMMON STOCKS -- (CONTINUED)
             SOFTWARE & SERVICES -- 11.4%
     13,000  Affiliated Computer Services Class......  $     386,750
     *5,100  Aurum Software, Inc.....................        117,938
     *3,500  BA Merchant Services, Inc. Class A......         62,563
    *12,500  Bisys Group, Inc........................        463,281
    *18,650  Boole & Babbage, Inc....................        466,250
     12,200  Caere Corp..............................        140,300
     *6,700  Cybermedia, Inc.........................        105,525
     *4,500  Desktop Data, Inc.......................         86,625
     18,000  DST Systems, Inc........................        564,750
    *24,100  IKOS Systems, Inc.......................        482,000
      3,200  Information Management Resources........         67,600
     11,600  Kronos, Inc.............................        371,200
     22,300  Mercury Interactive Corp................        289,900
    *29,800  Premenos Technology Corp................        257,025
    *11,137  Sterling Commerce.......................        392,579
    *19,500  Sterling Software, Inc..................        616,688
                                                       --------------
                                                           4,870,974
                                                       --------------
             TRANSPORTATION -- 2.8%
     23,500  Air Express International...............        757,875
     19,400  Swift Transportation....................        455,900
                                                       --------------
                                                           1,213,775
                                                       --------------
             UTILITIES -- 2.3%
     21,100  McLeod Inc. Class A.....................        538,050
    134,600  Peoples Telephone Co., Inc..............        429,038
                                                       --------------
                                                             967,088
                                                       --------------
             Total common stocks.....................  $  37,695,220
                                                       --------------
                                                       --------------
PREFERRED STOCKS -- 0.6%
             CONSUMER SERVICES -- 0.6%
      9,600  AMC Entertainment.......................  $     259,200
                                                       --------------
                                                       --------------
 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENTS -- 10.3%
$ 2,959,000  Interest in $399,594,000 joint
               repurchase agreement dated 12/31/96
               with State Street Bank 6.76935 due
               01/02/97; maturity amount $2,960,113;
               (Collateralized by $218,212,000 U.S.
               Treasury Note 6.25% due 06/30/98 and
               $280,160,000 U.S. Treasury Strip
               (principal) 0% due 05/15/19)..........      2,959,000
  1,470,000  Interest in $300,000,000 joint
               repurchase agreement dated 12/31/96
               with First Boston 6.75% due 01/02/97;
               maturity amount $1,470,551;
               (Collateralized by $301,035,000 U.S.
               Treasury Note 6.25% due 10/31/01).....      1,470,000
                                                       --------------
             Total short-term securities.............  $   4,429,000
                                                       --------------
                                                       --------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $37,333,971).......   88.1%   $  37,695,220
Total preferred stock (cost $314,555)........    0.6          259,200
Total short-term securities (cost
  $4,429,000)................................   10.3        4,429,000
                                               ------   --------------
Total investment in securities
  (Identified cost $42,077,526)..............   99.0       42,383,420
Excess of cash and receivables over
  liabilities................................    1.0          428,501
                                               ------   --------------
Net assets (applicable to $1.06916 per share
  on 40,042,487 shares outstanding)..........  100.0%   $  42,811,921
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 40,042,487
  shares.............................................   $   4,004,249
Capital surplus......................................      38,312,307
Undistributed net investment income..................             156
Undistributed net realized gain on investments.......         189,315
Unrealized appreciation of investments...............         305,894
                                                        --------------
Net assets, applicable to shares outstanding.........   $  42,811,921
                                                        --------------
                                                        --------------

* Non income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                              HARTFORD        HARTFORD          HVA         HARTFORD
                                BOND            STOCK       MONEY MARKET    ADVISERS
                             FUND, INC.      FUND, INC.      FUND, INC.    FUND, INC.
                           --------------   -------------   ------------  -------------
INVESTMENT INCOME:
  Dividends..............    $   --         $  44,361,165   $   --         $ 63,598,453
  Interest...............      25,148,015       5,715,495    24,739,450     116,030,928
  Less: Foreign tax
   withheld..............         (34,375)       (543,069)      --             (740,316)
                           --------------   -------------   ------------  -------------
    Total income.........      25,113,640      49,533,591    24,739,450     178,889,065
                           --------------   -------------   ------------  -------------
EXPENSES:
  Investment advisory
   fees..................       1,152,953       6,450,702     1,121,482      22,209,882
  Administrative service
   fees..................         636,196       4,210,075       784,977       8,785,932
  Accounting services....          18,193         119,798        22,428         250,625
  Custodian fees.........          11,200          23,700        25,535         371,643
  Board of directors.....           2,583          17,011         3,184          35,587
  Other expenses.........          42,113         229,275        43,206         184,623
                           --------------   -------------   ------------  -------------
    Total expenses.......       1,863,238      11,050,561     2,000,812      31,838,292
                           --------------   -------------   ------------  -------------

  Net investment
   income................      23,250,402      38,483,030    22,738,638     147,050,773
                           --------------   -------------   ------------  -------------
  Net realized gain
   (loss) on security
   transactions..........       2,775,436     161,403,731         2,197     267,921,758
  Net realized gain
   (loss) on futures
   contracts.............        --              --             --             --
  Net realized gain
   (loss) on options
   contracts.............        --              --             --             --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (12,099,332)    329,790,776       --          373,870,758
                           --------------   -------------   ------------  -------------
  Net realized and
   unrealized gain (loss)
   on investments........      (9,323,896)    491,194,507         2,197     641,792,516
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $ 13,926,506   $ 529,677,537   $22,740,835    $788,843,289
                           --------------   -------------   ------------  -------------
                           --------------   -------------   ------------  -------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD
                               U.S.         HARTFORD        HARTFORD                        HARTFORD         HARTFORD
                            GOVERNMENT       CAPITAL        MORTGAGE       HARTFORD      INTERNATIONAL       DIVIDEND
                           MONEY MARKET   APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES      AND GROWTH
                            FUND, INC.     FUND, INC.      FUND, INC.     FUND, INC.       FUND, INC.       FUND, INC.
                           ------------   -------------   -------------   -----------  ------------------   -----------
INVESTMENT INCOME:
  Dividends..............    $ --         $ 23,305,642     $   --         $ 9,760,927     $20,730,041       $16,432,783
  Interest...............     569,859       11,974,675       22,969,872     1,963,795       3,341,358        1,591,811
  Less: Foreign tax
   withheld..............      --             (961,249)        --             (60,040)     (2,392,963)         (17,265)
                           ------------   -------------   -------------   -----------  ------------------   -----------
    Total income.........     569,859       34,319,068       22,969,872    11,664,682      21,678,436       18,007,329
                           ------------   -------------   -------------   -----------  ------------------   -----------
EXPENSES:
  Investment advisory
   fees..................      26,505       12,519,486          804,297       945,609       4,428,186        2,968,879
  Administrative service
   fees..................      18,554        4,795,769          563,008       827,408       1,493,655          965,006
  Accounting services....         530          136,636           16,145        23,472          42,646           27,177
  Custodian fees.........      14,713           46,610           18,100        16,740         649,998            7,900
  Board of directors.....          75           19,401            2,293         3,333           6,055            3,859
  Other expenses.........       1,362          264,845           56,199        49,602         113,743           52,279
                           ------------   -------------   -------------   -----------  ------------------   -----------
    Total expenses.......      61,739       17,782,747        1,460,042     1,866,164       6,734,283        4,025,100
                           ------------   -------------   -------------   -----------  ------------------   -----------

  Net investment
   income................     508,120       16,536,321       21,509,830     9,798,518      14,944,153       13,982,229
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net realized gain
   (loss) on security
   transactions..........          99      255,377,198         (441,923)   44,514,753      76,113,210       27,744,666
  Net realized gain
   (loss) on futures
   contracts.............      --            6,073,616          (41,164)    9,782,117       1,237,540           --
  Net realized gain
   (loss) on options
   contracts.............      --              --               (65,625)      --               (3,126)          44,654
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --          239,094,440       (5,189,787)   32,113,387      10,899,075       76,776,242
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net realized and
   unrealized gain (loss)
   on investments........          99      500,545,254       (5,738,499)   86,410,257      88,246,699       104,565,562
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $508,219     $517,081,575     $ 15,771,331   $96,208,775     $103,190,852      $118,547,791
                           ------------   -------------   -------------   -----------  ------------------   -----------
                           ------------   -------------   -------------   -----------  ------------------   -----------


                             HARTFORD
                           INTERNATIONAL     HARTFORD
                             ADVISERS      SMALL COMPANY
                            FUND, INC.      FUND, INC.*
                           -------------   -------------
INVESTMENT INCOME:
  Dividends..............   $1,003,081        $ 26,626
  Interest...............    1,995,178          66,570
  Less: Foreign tax
   withheld..............     (147,422)            (78)
                           -------------   -------------
    Total income.........    2,850,837          93,118
                           -------------   -------------
EXPENSES:
  Investment advisory
   fees..................      392,271          31,521
  Administrative service
   fees..................      119,528          13,232
  Accounting services....        3,374             315
  Custodian fees.........      100,000          10,420
  Board of directors.....          479              45
  Other expenses.........        8,699             829
                           -------------   -------------
    Total expenses.......      624,351          56,362
                           -------------   -------------
  Net investment
   income................    2,226,486          36,756
                           -------------   -------------
  Net realized gain
   (loss) on security
   transactions..........    3,178,372         176,416
  Net realized gain
   (loss) on futures
   contracts.............      120,799          12,899
  Net realized gain
   (loss) on options
   contracts.............      --              --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    2,337,601         305,895
                           -------------   -------------
  Net realized and
   unrealized gain (loss)
   on investments........    5,636,772         495,210
                           -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $7,863,258        $531,966
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                               HARTFORD          HARTFORD             HVA           HARTFORD
                                 BOND              STOCK         MONEY MARKET       ADVISERS
                              FUND, INC.        FUND, INC.        FUND, INC.       FUND, INC.
                           ----------------   ---------------   ---------------  ---------------
OPERATIONS:
  Net investment
   income................    $   23,250,402   $    38,483,030   $   22,738,638    $  147,050,773
  Net realized gain on
   security transactions
   and foreign
   currency..............         2,775,436       161,403,731            2,197       267,921,758
  Net realized gain
   (loss) on futures
   contracts.............         --                --                --               --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (12,099,332)      329,790,776         --             373,870,758
                           ----------------   ---------------   ---------------  ---------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        13,926,506       529,677,537       22,740,835       788,843,289
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
   income................       (23,252,299)      (38,048,174)     (22,738,638)     (146,336,279)
  Net realized gain on
   security
   transactions..........         --              (80,821,138)          (2,197)      (97,284,143)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................       254,369,346     1,358,328,493    2,549,507,437     1,211,458,165
  Reinvested dividends
   and distributions.....        23,252,298       118,869,307       22,740,798       243,620,416
  Cost of shares
   redeemed..............      (208,242,998)     (770,681,048)  (2,369,371,242)     (383,541,029)
                           ----------------   ---------------   ---------------  ---------------
    Net increase
     (decrease) from
     capital share
     transactions........        69,378,646       706,516,752      202,876,993     1,071,537,552
                           ----------------   ---------------   ---------------  ---------------
    Total increase
     (decrease) in net
     assets..............        60,052,853     1,117,324,977      202,876,993     1,616,760,419
NET ASSETS:
  Beginning of period....       342,494,947     1,876,883,614      339,708,583     4,262,768,749
                           ----------------   ---------------   ---------------  ---------------
  End of period..........    $  402,547,800   $ 2,994,208,591   $  542,585,576    $5,879,529,168
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       254,649,109       360,788,240    2,549,507,437       597,537,609
  Reinvested
   distributions.........        23,512,053        33,332,051       22,740,798       122,083,331
  Shares redeemed........      (208,369,007)     (203,498,988)  (2,369,371,242)     (186,184,804)
                           ----------------   ---------------   ---------------  ---------------
  Net increase (decrease)
   in shares
   outstanding...........        69,792,155       190,621,303      202,876,993       533,436,136
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD
                               U.S.          HARTFORD         HARTFORD                        HARTFORD
                            GOVERNMENT        CAPITAL         MORTGAGE        HARTFORD      INTERNATIONAL        HARTFORD
                           MONEY MARKET    APPRECIATION      SECURITIES         INDEX       OPPORTUNITIES   DIVIDEND AND GROWTH
                            FUND, INC.      FUND, INC.       FUND, INC.      FUND, INC.      FUND, INC.         FUND, INC.
                           ------------   ---------------   -------------   -------------   -------------   -------------------
OPERATIONS:
  Net investment
   income................  $   508,120    $    16,536,321   $  21,509,830   $   9,798,518   $ 14,944,153       $ 13,982,229
  Net realized gain on
   security transactions
   and foreign
   currency..............           99        255,377,198        (507,548)     44,514,753     76,110,084         27,789,320
  Net realized gain
   (loss) on futures
   contracts.............      --               6,073,616         (41,164)      9,782,117      1,237,540          --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --             239,094,440      (5,189,787)     32,113,387     10,899,075         76,776,242
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      508,219        517,081,575      15,771,331      96,208,775    103,190,852        118,547,791
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
   income................     (508,120)       (18,981,972)    (20,576,313)     (9,725,897)   (16,566,894)       (13,722,811)
  Net realized gain on
   security
   transactions..........          (99)      (144,074,825)       --            (6,503,101)   (20,342,973)        (6,559,586)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................   11,370,111      1,992,482,669      60,478,861     909,101,858    271,959,848        514,924,406
  Reinvested dividends
   and distributions.....      508,218        163,056,776      20,576,314      16,228,997     36,909,865         20,282,403
  Cost of shares
   redeemed..............  (10,218,454)    (1,280,786,138)    (78,320,323)   (702,498,963)   (65,082,872)       (18,562,229)
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Net increase
     (decrease) from
     capital share
     transactions........    1,659,875        874,753,307       2,734,852     222,831,892    243,786,841        516,644,580
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Total increase
     (decrease) in net
     assets..............    1,659,875      1,228,778,085      (2,070,130)    302,811,669    310,067,826        614,909,974
NET ASSETS:
  Beginning of period....   10,070,267      2,157,891,703     327,565,313     318,252,892    686,475,205        265,070,467
                           ------------   ---------------   -------------   -------------   -------------   -------------------
  End of period..........  $11,730,142    $ 3,386,669,788   $ 325,495,183   $ 621,064,561   $996,543,031       $879,980,441
                           ------------   ---------------   -------------   -------------   -------------   -------------------
                           ------------   ---------------   -------------   -------------   -------------   -------------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   11,370,111        550,329,695      57,507,862     418,317,811    202,942,268        365,817,586
  Reinvested
   distributions.........      508,218         48,709,013      19,671,794       7,617,074     27,910,095         14,561,833
  Shares redeemed........  (10,218,454)      (352,206,856)    (74,651,995)   (322,113,339)   (48,271,571)       (12,969,461)
                           ------------   ---------------   -------------   -------------   -------------   -------------------
  Net increase (decrease)
   in shares
   outstanding...........    1,659,875        246,831,852       2,527,661     103,821,546    182,580,792        367,409,958
                           ------------   ---------------   -------------   -------------   -------------   -------------------
                           ------------   ---------------   -------------   -------------   -------------   -------------------


                             HARTFORD
                           INTERNATIONAL     HARTFORD
                             ADVISERS      SMALL COMPANY
                            FUND, INC.      FUND, INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
   income................  $  2,226,486     $   $36,756
  Net realized gain on
   security transactions
   and foreign
   currency..............     3,178,372         176,416
  Net realized gain
   (loss) on futures
   contracts.............       120,799          12,899
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     2,337,601         305,895
                           -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     7,863,258         531,966
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
   income................    (3,160,906)        (36,601)
  Net realized gain on
   security
   transactions..........    (2,100,363)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................    80,121,321      42,814,882
  Reinvested dividends
   and distributions.....     5,081,390          29,636
  Cost of shares
   redeemed..............   (14,583,123)       (527,962)
                           -------------   -------------
    Net increase
     (decrease) from
     capital share
     transactions........    70,619,588      42,316,556
                           -------------   -------------
    Total increase
     (decrease) in net
     assets..............    73,221,577      42,811,921
NET ASSETS:
  Beginning of period....    31,264,165         --
                           -------------   -------------
  End of period..........  $104,485,742     $42,811,921
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............    69,719,902      40,509,778
  Reinvested
   distributions.........     4,382,000          27,965
  Shares redeemed........   (12,726,579)       (495,256)
                           -------------   -------------
  Net increase (decrease)
   in shares
   outstanding...........    61,375,323      40,042,487
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                              HARTFORD         HARTFORD             HVA            HARTFORD
                                BOND             STOCK         MONEY MARKET        ADVISERS
                             FUND, INC.       FUND, INC.        FUND, INC.        FUND, INC.
                           --------------   ---------------   ---------------  ----------------
OPERATIONS:
  Net investment
   income................  $   18,291,476   $    32,886,265   $   17,286,032    $   127,308,402
  Net realized gain
   (loss) on security
   transactions and
   foreign currency......       6,010,729        80,821,093         --               97,284,118
  Net realized gain
   (loss) on futures
   contracts.............        --               --                --                --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      22,790,429       308,861,831         --              649,451,880
                           --------------   ---------------   ---------------  ----------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      47,092,634       422,569,189       17,286,032        874,044,400
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................     (18,291,476)      (32,886,265)     (17,286,032)      (127,308,402)
  Net realized gain on
   security
   transactions..........        --             (47,489,646)        --              (36,509,652)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................     227,913,447       668,241,451    1,501,677,031        462,346,769
  Reinvested dividends
   and distributions.....      18,291,476        80,375,915       17,286,033        163,818,063
  Cost of shares
   redeemed..............    (179,969,221)     (377,085,012)  (1,500,719,153)      (107,656,490)
                           --------------   ---------------   ---------------  ----------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      66,235,702       371,532,354       18,243,911        518,508,342
                           --------------   ---------------   ---------------  ----------------
    Total increase
     (decrease) in net
     assets..............      95,036,860       713,725,632       18,243,911      1,228,734,688
NET ASSETS:
  Beginning of period....     247,458,087     1,163,157,982      321,464,672      3,034,034,061
                           --------------   ---------------   ---------------  ----------------
  End of period..........  $  342,494,947   $ 1,876,883,614   $  339,708,583    $ 4,262,768,749
                           --------------   ---------------   ---------------  ----------------
                           --------------   ---------------   ---------------  ----------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     230,010,396       209,187,665    1,501,677,031        249,891,294
  Reinvested
   distributions.........      18,548,321        27,804,998       17,286,033         93,801,847
  Shares redeemed........    (182,704,340)     (120,045,047)  (1,500,719,153)       (62,784,455)
                           --------------   ---------------   ---------------  ----------------
  Net increase (decrease)
   in shares
   outstanding...........      65,854,377       116,947,616       18,243,911        280,908,686
                           --------------   ---------------   ---------------  ----------------
                           --------------   ---------------   ---------------  ----------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD U.S.        HARTFORD          HARTFORD                        HARTFORD
                              GOVERNMENT           CAPITAL          MORTGAGE        HARTFORD      INTERNATIONAL
                             MONEY MARKET       APPRECIATION       SECURITIES         INDEX       OPPORTUNITIES
                              FUND, INC.         FUND, INC.        FUND, INC.      FUND, INC.      FUND, INC.
                           -----------------   ---------------   --------------   -------------   -------------
OPERATIONS:
  Net investment
   income................     $   522,636      $    15,311,450    $  20,533,930   $   5,497,890   $  9,584,461
  Net realized gain
   (loss) on security
   transactions and
   foreign currency......        --                127,384,090        5,901,957         461,701     21,336,447
  Net realized gain
   (loss) on futures
   contracts.............        --                 18,046,253           70,186       6,181,218        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        --                236,498,480       20,383,033      55,250,626     48,716,467
                           -----------------   ---------------   --------------   -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....         522,636          397,240,273       46,889,106      67,391,435     79,637,375
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................        (522,636)         (15,311,450)     (20,533,930)     (5,497,890)    (9,584,461)
  Net realized gain on
   security
   transactions..........        --                (63,784,485)        --               (65,176)    (5,087,710)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................       3,856,273        1,268,592,773       26,917,379     473,229,846     97,286,805
  Reinvested dividends
   and distributions.....         522,636           79,095,935       20,533,929       5,563,067     14,672,173
  Cost of shares
   redeemed..............      (3,927,941)        (666,584,981)     (50,387,738)   (380,028,762)   (54,214,080)
                           -----------------   ---------------   --------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....         450,968          681,103,727       (2,936,430)     98,764,151     57,744,898
                           -----------------   ---------------   --------------   -------------   -------------
    Total increase
     (decrease) in net
     assets..............         450,968          999,248,065       23,418,746     160,592,520    122,710,102
NET ASSETS:
  Beginning of period....       9,619,299        1,158,643,638      304,146,567     157,660,372    563,765,103
                           -----------------   ---------------   --------------   -------------   -------------
  End of period..........     $10,070,267      $ 2,157,891,703    $ 327,565,313   $ 318,252,892   $686,475,205
                           -----------------   ---------------   --------------   -------------   -------------
                           -----------------   ---------------   --------------   -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       3,856,273          393,716,534       25,766,526     251,812,101     79,597,149
  Reinvested
   distributions.........         522,636           28,381,165       19,717,253       3,055,911     12,477,963
  Shares redeemed........      (3,927,941)        (208,868,838)     (48,682,017)   (201,506,805)   (45,827,064)
                           -----------------   ---------------   --------------   -------------   -------------
  Net increase (decrease)
   in shares
   outstanding...........         450,968          213,228,861       (3,198,238)     53,361,207     46,248,048
                           -----------------   ---------------   --------------   -------------   -------------
                           -----------------   ---------------   --------------   -------------   -------------

                                                   HARTFORD
                                HARTFORD         INTERNATIONAL
                           DIVIDEND AND GROWTH     ADVISERS
                               FUND, INC.         FUND, INC.*
                           -------------------   -------------
OPERATIONS:
  Net investment
   income................     $  3,832,811        $   473,778
  Net realized gain
   (loss) on security
   transactions and
   foreign currency......        6,559,586            473,990
  Net realized gain
   (loss) on futures
   contracts.............        --                   --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       31,161,907          1,503,899
                           -------------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       41,554,304          2,451,667
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................       (3,832,811)          (473,778)
  Net realized gain on
   security
   transactions..........        --                  (477,974)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................      174,323,932         30,838,557
  Reinvested dividends
   and distributions.....        3,757,111            478,342
  Cost of shares
   redeemed..............       (5,797,586)        (1,552,649)
                           -------------------   -------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      172,283,457         29,764,250
                           -------------------   -------------
    Total increase
     (decrease) in net
     assets..............      210,004,950         31,264,165
NET ASSETS:
  Beginning of period....       55,065,517            --
                           -------------------   -------------
  End of period..........     $265,070,467        $31,264,165
                           -------------------   -------------
                           -------------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      147,459,686         29,196,317
  Reinvested
   distributions.........        3,182,667            434,386
  Shares redeemed........       (4,769,969)        (1,440,053)
                           -------------------   -------------
  Net increase (decrease)
   in shares
   outstanding...........      145,872,384         28,190,650
                           -------------------   -------------
                           -------------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

 1.  ORGANIZATION:

    Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. (the Funds) are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-ended management investment companies.

    Fund shares are made available to serve as the underlying investment media of the variable annuity, variable life insurance and group pension contracts issued by the affiliated life insurance company Separate Accounts of ITT Hartford Life Insurance Companies (Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company). The Fund's objectives are as follows:

Hartford Bond Fund, Inc.       Seeks a high level of current income while preserving capital through investing in high-grade government and corporate bonds and other debt securities.

Hartford Stock Fund, Inc.      Seeks long-term capital growth through a diversified portfolio of equity securities.

HVA Money Market Fund, Inc.    Seeks a high level of current income consistent with liquidity and the need for preservation of capital through high-quality money-market securities.

Hartford Advisers Fund, Inc.   Seeks a high, long-term total rate of return (capital growth and current income) through a varying mix of stocks, bonds and money market instruments.

Hartford U.S. Government       Seeks a high level of current income consistent with preservation of
 Money Market Fund, Inc.       capital through short-term securities issued or guaranteed by the U.S.
                               Government and its Agencies.

Hartford Capital Appreciation  Seeks growth of capital through investment in equity securities of
 Fund, Inc.                    companies with high growth potential, including small emerging companies.

Hartford Mortgage Securities   Seeks a high level of current income by investing primarily in
 Fund, Inc.                    mortgage-backed securities, including securities issued by the
                               Government National Mortgage Association.

Hartford Index Fund, Inc.      Seeks to approximate the price and yield performance represented by the
                               Standard & Poor's 500 Composite Stock Price Index through investments in common stocks.

Hartford International         Seeks a long-term total return consistent with that of international
 Opportunities Fund, Inc.      equity markets through investment primarily in foreign equity securities issues.

Hartford Dividend and Growth   Seeks a high level of current income consistent with growth of capital
 Fund, Inc.                    and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yield.

Hartford International         Seeks a long-term total rate of return consistent with moderate risk.
 Advisers Fund, Inc.           Investments include a mix of debt, equity and money market instruments primarily with foreign issuers.

Hartford Small Company Fund,   Seeks growth of capital by investing primarily in equity securities
 Inc.                          selected on the basis of potential for capital appreciation.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., and Hartford Small Company Fund Inc., short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale occurred on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale occurred on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by a person designated by the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE TRANSACTIONS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

      In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. This Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Under the provisions of SFAS No. 125, transfers of certain financial assets, such as repurchase agreements, are required to be accounted for as sales if control, as defined, over those assets has been surrendered by the transferor. The Statement also requires collateral under repurchase agreements and securities lending transactions to be separately classified by the debtor and recognized as an asset by the creditor in the respective financial statements if certain conditions are met. SFAS No. 125 is effective for transfers of financial assets occurring after December 31, 1996, except for certain transfers for which the effective date has been delayed to January 1, 1998 by SFAS No. 127, DEFERRAL OF THE EFFECTIVE DATE OF CERTAIN PROVISIONS OF FASB STATEMENT NO. 125, issued by the FASB in December 1996. Management does not believe the adoption of this new accounting standard will have a material impact on the financial position or future results of operations of the Funds.

--------------------------------------------------------------------------------
 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balances and yet be exposed to the market thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. When the funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price or, in the absence of a last sale price, the last offering price or, in the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash and receivables over liabilities or excess of liabilities over cash and receivables, as applicable, in the Fund's Statement of Net Assets.

      At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash and receivables over liabilities or excess of liabilities over cash and receivables and subsequently "marked to market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    g) FEDERAL INCOME TAXES--For Federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income to their shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made in the accompanying Financial Statements.

    h) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Fund's shares are executed in accordance with the investment instructions of the contract owners. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Funds' shares received prior to the close of the Exchange on any day on which the fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to the Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. is to distribute dividends from net investment income monthly and distribute realized capital gains, if any, annually.

      HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. seek to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing their investments using the amortized cost method. Dividends are distributed monthly.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to cash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 7).

    i) FOREIGN CURRENCY CONTRACTS--As of December 31, 1996, Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc. and Hartford International Advisers Fund, Inc. have entered into forward foreign currency exchange contracts that obligate the Funds to repurchase currencies at specified future dates. The Funds enter into forward foreign currency contracts to manage currency exchange rate risk. The forward foreign currency contracts cost are included in excess cash and receivables over liabilities or excess liabilities over cash and receivables, as applicable, in the Funds Statement of Net Assets.

      Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

    j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL), provides investment management services and supervision for Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. pursuant to an Investment Management Agreement, which was approved by each Fund's Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HIMCO for services rendered:

             HARTFORD BOND FUND, INC.
          AND HARTFORD STOCK FUND, INC.

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250


          HARTFORD ADVISERS FUND, INC.,
    HARTFORD CAPITAL APPRECIATION FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.,
     HARTFORD DIVIDEND AND GROWTH FUND, INC.,
    HARTFORD INTERNATIONAL ADVISERS FUND, INC.
      AND HARTFORD SMALL COMPANY FUND, INC.

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      HIMCO also serves as investment adviser to Hartford Bond Fund Inc., HVA Money Market Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Mortgage Securities Fund, Inc. and Hartford Index Fund, Inc. pursuant to an Agreement, which was approved by each Fund's Board of Directors and shareholders. The annual fees

--------------------------------------------------------------------------------
 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
      paid to HIMCO are .25% of the average daily net assets for HVA Money Market Fund, Inc., Hartford U.S. Government Money Market Fund, Inc. and Hartford Mortgage Securities Fund, Inc. and .20% of the average daily net assets for Hartford Index Fund, Inc.

      For Hartford Small Company Fund, Inc., HIMCO waived its fees until the Fund's assets (excluding assets contributed by companies affiliated with HIMCO) reached $20 million. For 1996, the fee waived was $11,952.

      Wellington Management Company (Wellington), under a Sub-Investment Advisory Agreement with HIMCO, furnishes an investment program to HIMCO, for utilization by HIMCO in rendering services to Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. Wellington determines the purchase and sale of portfolio securities and places such orders for execution, in the name of the respective Fund. In conjunction with such activities, Wellington regularly furnishes reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under an Administrative Services Agreement between HL and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of December 31, 1996, the tax cost, aggregate gross unrealized appreciation on all investments where there was an excess of value over tax cost, the aggregate gross unrealized depreciation of investments where there was an excess of tax cost over value and the net unrealized appreciation (depreciation) of investments were as follows:

                                                                          AGGREGATE GROSS   AGGREGATE GROSS
                                                                             UNREALIZED       UNREALIZED     NET UNREALIZED
                                                            TAX COST        APPRECIATION     DEPRECIATION     APPRECIATION
                                                        ----------------  ----------------  ---------------  --------------
Hartford Bond Fund, Inc...............................  $    411,959,593  $      5,910,050  $    (2,624,945) $    3,285,105
Hartford Stock Fund, Inc..............................     2,320,023,744       705,165,338      (36,069,327)    669,096,011
Hartford Advisers Fund, Inc...........................     4,886,005,355     1,025,238,238      (62,591,124)    962,647,114
Hartford Dividend and Growth Fund, Inc................       784,890,284       117,004,938      (10,070,806)    106,934,132
Hartford Capital Appreciation Fund, Inc...............     2,876,667,293       660,646,685     (158,829,742)    501,816,943
Hartford Mortgage Securities Fund, Inc................       350,954,028         3,866,619       (2,644,170)      1,222,449
Hartford Index Fund, Inc..............................       520,448,400       117,761,059      (13,814,561)    103,946,498
Hartford International Opportunities Fund, Inc........       917,435,336       120,474,019      (46,621,452)     73,852,567
Hartford International Advisers Fund, Inc.............       102,027,721         6,840,836       (3,162,399)      3,678,437
Hartford Small Company Fund, Inc......................        42,166,118         2,408,726       (2,191,424)        217,302

 5.  EQUITY OF AFFILIATES:

    a) HARTFORD INTERNATIONAL ADVISERS FUND, INC.--HL redeemed ownership of 10,000,000 shares during 1996 realizing a gain of $1,463,486.

    b) HARTFORD SMALL COMPANY FUND, INC.--HIMCO has ownership of 3,000,000 shares of Hartford Small Company Fund, Inc. representing 7.5% of the total outstanding shares of the Fund as of December 31, 1996.

    c) As of December 31, 1996, certain HL group pension contracts held direct interest in shares as follows:

                                                                                                                  PERCENT OF
                                                                                                                     TOTAL
                                                                                                       SHARES       SHARES
                                                                                                    ------------  -----------
Hartford Bond Fund, Inc...........................................................................        47,060     0.01%
Hartford Stock Fund, Inc..........................................................................        92,167     0.01%
HVA Money Market Fund, Inc........................................................................        31,633     0.01%
Hartford Advisers Fund, Inc.......................................................................    18,752,510     0.69%
Hartford Capital Appreciation Fund, Inc...........................................................    15,519,596     1.79%
Hartford Mortgage Securities Fund, Inc............................................................    17,408,850     5.65%
Hartford Index Fund, Inc..........................................................................    16,432,999     6.30%
Hartford International Opportunities Fund, Inc....................................................     7,835,802     1.11%
Hartford Dividend and Growth Fund, Inc............................................................       443,556     0.08%
Hartford International Advisers Fund, Inc.........................................................        27,096     0.03%
Hartford Small Company Fund, Inc..................................................................        28,535     0.07%

 6.  INVESTMENT TRANSACTIONS:

    Investment transactions (excluding short-term investments) for the year ended December 31, 1996, were as follows:

                                                                                            PURCHASES AT        SALES AT
                                                                                                COST            PROCEEDS
                                                                                          ----------------  ----------------
Hartford Bond Fund, Inc.................................................................   $  829,303,424   $    745,960,818
Hartford Stock Fund, Inc................................................................    1,587,351,083        980,091,109
Hartford Advisers Fund, Inc.............................................................    3,629,548,507      2,632,120,718
Hartford Capital Appreciation Fund, Inc.................................................    2,864,732,163      2,170,279,640
Hartford Mortgage Securities Fund, Inc..................................................      627,266,106        629,848,302
Hartford Index Fund, Inc................................................................      318,741,927         85,951,283
Hartford International Opportunities Fund, Inc..........................................      738,825,064        554,302,885
Hartford Dividend and Growth Fund, Inc..................................................      797,686,130        302,163,138
Hartford International Advisers, Fund, Inc..............................................      122,147,523         59,862,398
Hartford Small Company Fund, Inc........................................................       42,881,641          5,409,531

 7.  RECLASS OF CAPITAL ACCOUNTS

    In accordance with statement of position 93-2, Determination, Disclosure, and Financial Statement presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1996 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                   UNDISTRIBUTED   UNDISTRIBUTED
                                                                                   NET INVESTMENT  NET REALIZED     CAPITAL
                                                                                   INCOME (LOSS)   GAINS (LOSS)     SURPLUS
                                                                                   --------------  -------------  -----------
Hartford Bond Fund, Inc..........................................................   $      8,085   $      30,403  $   (38,488)
Hartford Stock Fund, Inc.........................................................       (237,625)        237,625      --
Hartford Advisers Fund, Inc......................................................       (187,377)        187,377      --
Hartford Capital Appreciation Fund, Inc..........................................      1,418,157      (1,418,157)     --
Hartford Mortgage Securities Fund, Inc...........................................       (754,232)        754,232      --
Hartford Index Fund, Inc.........................................................        --             --            --
Hartford International Opportunities Fund, Inc...................................      1,662,153      (1,731,747)      69,594
Hartford Dividend and Growth Fund, Inc...........................................        (12,837)       --             12,837
Hartford International Advisers Fund, Inc........................................        826,948        (826,948)     --

--------------------------------------------------------------------------------
 Hartford Mutual Funds
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------

HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1996.....    $1.028      $0.064      $(0.029)       $ 0.035
  1995...................     0.926       0.064        0.102          0.166
  1994...................     1.044       0.060       (0.100)        (0.040)
  1993...................     1.024       0.062        0.039          0.101
  1992...................     1.061       0.074       (0.019)         0.055
  1991...................     0.979       0.072        0.082          0.154
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1996.....     3.527       0.060        0.763          0.823
  1995...................     2.801       0.070        0.840          0.910
  1994...................     3.099       0.061       (0.111)        (0.050)
  1993...................     2.965       0.053        0.339          0.392
  1992...................     2.927       0.051        0.219          0.270
  1991...................     2.452       0.059        0.532          0.591
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1996.....     1.00        0.500         --            0.050
  1995...................     1.000       0.056         --            0.056
  1994...................     1.000       0.039         --            0.039
  1993...................     1.000       0.029         --            0.029
  1992...................     1.000       0.036         --            0.036
  1991...................     1.000       0.059         --            0.059
HARTFORD ADVISERS FUND,
  INC.
For the Year Ended
  December 31, 1996......     1.958       0.059        0.255          0.314
  1995...................     1.600       0.064        0.377          0.441
  1994...................     1.752       0.054       (0.100)        (0.046)
  1993...................     1.676       0.050        0.145          0.195
  1992...................     1.649       0.059        0.070          0.129
  1991...................     1.436       0.063        0.223          0.286
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.000       0.048         --            0.048
  1995...................     1.000       0.054         --            0.054
  1994...................     1.000       0.036         --            0.036
  1993...................     1.000       0.027         --            0.027
  1992...................     1.000       0.032         --            0.032
  1991...................     1.000       0.055         --            0.055
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1996.....     3.490       0.022        0.655          0.677
  1995...................     2.860       0.030        0.785          0.815
  1994...................     3.052       0.011        0.070          0.081
  1993...................     2.634       0.003        0.526          0.529
  1992...................     2.607       0.008        0.388          0.396
  1991...................     1.709       0.021        0.898          0.919
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.071       0.069       (0.018)         0.051
  1995...................     0.984       0.068        0.087          0.155
  1994...................     1.075       0.068       (0.086)        (0.018)
  1993...................     1.079       0.071       (0.004)         0.067
  1992...................     1.115       0.086       (0.036)         0.050
  1991...................     1.054       0.088        0.061          0.149
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1996.....     2.028       0.044        0.393          0.437
  1995...................     1.522       0.044        0.507          0.551
  1994...................     1.546       0.038       (0.024)         0.014
  1993...................     1.450       0.035        0.096          0.131
  1992...................     1.390       0.033        0.060          0.093
  1991...................     1.134       0.036        0.294          0.330
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1996.....     1.306       0.023        0.140          0.163
  1995...................     1.176       0.020        0.141          0.161
  1994...................     1.215       0.016       (0.039)        (0.023)
  1993...................     0.917       0.009        0.298          0.307
  1992...................     0.973       0.013       (0.056)        (0.043)
  1991...................     0.871       0.011        0.102          0.113
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.317       0.034        0.258          0.292
  1995...................     0.994       0.033        0.323          0.356
  From inception, March
   8, 1994, through
   December 31, 1994.....     1.000       0.024       (0.005)         0.019
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.109       0.040        0.093          0.133
  From inception, March
   1, 1995, through
   December 31, 1995.....     1.000       0.030        0.126          0.156
HARTFORD SMALL COMPANY
  FUND, INC.
  From inception, August
   9, 1996, through
   December 31, 1996.....     1.000       0.002        0.069          0.071

(1) Annualized.
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with HIMCO) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DIVIDENDS                                 NET ASSET             NET ASSETS
                           FROM NET   DISTRIBUTIONS  NET INCREASE   VALUE AT              AT END OF
                          INVESTMENT  FROM REALIZED  (DECREASE) IN     END      TOTAL       PERIOD
                            INCOME    CAPITAL GAINS   NET ASSETS    OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  ---------  -------  --------------

HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1996.....   $(0.063)     $ --           $(0.028)      $1.00     3.54%     $  402,548
  1995...................    (0.064)       --             0.102        1.028   18.49         342,495
  1994...................    (0.060)      (0.018)        (0.118)       0.926   (3.95)        247,458
  1993...................    (0.062)      (0.019)         0.020        1.044   10.24         239,602
  1992...................    (0.074)      (0.018)        (0.037)       1.024    5.53         128,538
  1991...................    (0.072)       --             0.082        1.061   16.43          97,377
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.059)      (0.148)         0.616        4.143   24.33       2,994,209
  1995...................    (0.070)      (0.114)         0.726        3.527   34.10       1,876,884
  1994...................    (0.061)      (0.187)        (0.298)       2.801   (1.89)      1,163,158
  1993...................    (0.053)      (0.205)         0.134        3.099   14.34         968,425
  1992...................    (0.051)      (0.181)         0.038        2.965   10.04         569,903
  1991...................    (0.059)      (0.057)         0.475        2.927   24.58         406,489
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1996.....    (0.050)       --             --           1.000    5.09         542,586
  1995...................    (0.056)       --             --           1.000    5.74         339,709
  1994...................    (0.039)       --             --           1.000    3.95         321,465
  1993...................    (0.029)       --             --           1.000    2.94         234,088
  1992...................    (0.036)       --             --           1.000    3.63         190,246
  1991...................    (0.059)       --             --           1.000    6.01         177,483
HARTFORD ADVISERS FUND,
  INC.
For the Year Ended
  December 31, 1996......    (0.059)      (0.044)         0.211        2.169   16.62       5,879,529
  1995...................    (0.064)      (0.019)         0.358        1.958   28.34       4,262,769
  1994...................    (0.054)      (0.052)        (0.152)       1.600   (2.74)      3,034,034
  1993...................    (0.050)      (0.069)         0.076        1.752   12.25       2,426,550
  1992...................    (0.059)      (0.043)         0.027        1.676    8.30         985,747
  1991...................    (0.063)      (0.010)         0.213        1.649   20.33         631,424
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.048)       --             --           1.000    4.87          11,730
  1995...................    (0.054)       --             --           1.000    5.52          10,070
  1994...................    (0.036)       --             --           1.000    3.67           9,619
  1993...................    (0.027)       --             --           1.000    2.68           9,449
  1992...................    (0.032)       --             --           1.000    3.22          10,525
  1991...................    (0.055)       --             --           1.000    5.61          11,257
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.025)      (0.228)         0.424        3.914   20.70       3,386,670
  1995...................    (0.030)      (0.155)         0.630        3.490   30.25       2,157,892
  1994...................    (0.011)      (0.262)        (0.192)       2.860    2.50       1,158,644
  1993...................    (0.003)      (0.108)         0.418        3.052   20.80         778,904
  1992...................    (0.008)      (0.361)         0.027        2.634   16.98         300,373
  1991...................    (0.021)       --             0.898        2.607   53.99         158,046
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.066)       --            (0.015)       1.056    4.99         325,495
  1995...................    (0.068)       --             0.087        1.071   16.17         327,565
  1994...................    (0.068)      (0.005)        (0.091)       0.984   (1.61)        304,147
  1993...................    (0.071)       --            (0.004)       1.075    6.31         365,198
  1992...................    (0.086)       --            (0.036)       1.079    4.64         258,711
  1991...................    (0.088)       --             0.061        1.115   14.71         162,484
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.044)      (0.039)         0.354        2.382   22.09         621,065
  1995...................    (0.044)      (0.001)         0.506        2.028   36.55         318,253
  1994...................    (0.038)       --            (0.024)       1.522    0.94         157,660
  1993...................    (0.035)       --             0.096        1.546    9.12         140,396
  1992...................    (0.033)       --             0.060        1.450    6.82          82,335
  1991...................    (0.036)      (0.038)         0.256        1.390   29.53          47,770
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1996.....    (0.025)      (0.037)         0.101        1.407   12.91         996,543
  1995...................    (0.020)      (0.011)         0.130        1.306   13.93         686,475
  1994...................    (0.016)       --            (0.039)       1.176   (1.94)        563,765
  1993...................    (0.009)       --             0.298        1.215   33.73         281,608
  1992...................    (0.013)       --            (0.056)       0.917   (4.43)         47,560
  1991...................    (0.011)       --             0.102        0.973   13.00(1)       22,854
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.034)      (0.028)         0.230        1.547   22.91         879,980
  1995...................    (0.033)       --             0.323        1.317   36.37         265,070
  From inception, March
   8, 1994, through
   December 31, 1994.....    (0.024)      (0.001)        (0.006)       0.994   1.96(1)        55,066
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.051)      (0.024)         0.058        1.167   12.25         104,486
  From inception, March
   1, 1995, through
   December 31, 1995.....    (0.030)      (0.017)         0.109        1.109   15.84(1)       31,264
HARTFORD SMALL COMPANY
  FUND, INC.
  From inception, August
   9, 1996, through
   December 31, 1996.....    (0.002)       --             0.069        1.069   18.12(1)       42,812

                                           RATIO OF
                            RATIO OF          NET
                            OPERATING     INVESTMENT
                            EXPENSES        INCOME      PORTFOLIO   AVERAGE
                           TO AVERAGE     TO AVERAGE    TURNOVER   COMMISSION
                           NET ASSETS     NET ASSETS      RATE     RATE PAID
                          -------------  -------------  ---------  ----------
HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.52%          6.37%          212.0%    $  --
  1995...................   0.53           6.51           215.0        --
  1994...................   0.55           6.23           328.8        --
  1993...................   0.57           5.93           494.3        --
  1992...................   0.64           7.21           434.1        --
  1991...................   0.66           7.29           337.0        --
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.46           1.59            42.3      0.0490
  1995...................   0.48           2.23            52.9        --
  1994...................   0.50           2.17            63.8        --
  1993...................   0.53           1.86            69.0        --
  1992...................   0.57           1.90            69.8        --
  1991...................   0.60           2.14            24.3        --
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1996.....   0.44           5.04            --          --
  1995...................   0.45           5.57            --          --
  1994...................   0.47           3.99            --          --
  1993...................   0.48           2.91            --          --
  1992...................   0.53           3.60            --          --
  1991...................   0.54           5.88            --          --
HARTFORD ADVISERS FUND,
  INC.
For the Year Ended
  December 31, 1996......   0.63           2.92            53.8      0.0487
  1995...................   0.65           3.57            63.5        --
  1994...................   0.65           3.34            60.0        --
  1993...................   0.69           3.07            55.3        --
  1992...................   0.78           3.55            72.8        --
  1991...................   0.81           4.13            42.1        --
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.58           4.77            --          --
  1995...................   0.57           5.38            --          --
  1994...................   0.58           3.63            --          --
  1993...................   0.58           2.65            --          --
  1992...................   0.75           3.19            --          --
  1991...................   0.73           5.48            --          --
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.65           0.60            85.4      0.0665
  1995...................   0.68           0.95            78.6        --
  1994...................   0.72           0.40            73.3        --
  1993...................   0.76           0.12            91.4        --
  1992...................   0.87           0.36           100.3        --
  1991...................   0.92           0.92           107.2        --
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.45           6.67           201.0        --
  1995...................   0.47           6.50           489.4        --
  1994...................   0.48           6.65           365.7        --
  1993...................   0.49           6.49           183.4        --
  1992...................   0.56           7.96           277.2        --
  1991...................   0.58           8.25           152.2        --
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.39           2.07            19.3      0.0500
  1995...................   0.39           2.46             1.5        --
  1994...................   0.45           2.50             1.8        --
  1993...................   0.49           2.36             0.8        --
  1992...................   0.60           2.48             1.2        --
  1991...................   0.67           2.89             6.7        --
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1996.....   0.79           1.74            70.0        --
  1995...................   0.86           1.60            55.6        --
  1994...................   0.85           1.42            46.4        --
  1993...................   1.00           0.84            31.8        --
  1992...................   1.23           1.40            25.1        --
  1991...................   1.24           1.17            24.7        --
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.73           2.52            56.9      0.0715
  1995...................   0.77           2.91            41.4        --
  From inception, March
   8, 1994, through
   December 31, 1994.....   0.83(1)        3.52(1)         27.8        --
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.96           3.24            95.2      0.0064
  From inception, March
   1, 1995, through
   December 31, 1995.....   0.65(1)(2)     3.36(1)(2)      47.2        --
HARTFORD SMALL COMPANY
  FUND, INC.
  From inception, August
   9, 1996, through
   December 31, 1996.....   0.72(1)(2)     0.31(1)(2)      31.8      0.0290

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      147